EXHIBIT 10.1

ELEVENTH AMENDMENT

TO THE

CREDIT AGREEMENT

among

FORD MOTOR COMPANY,

The Subsidiary Borrowers from Time to Time Parties Thereto,

The Several Lenders from Time to Time Parties Thereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch,

as RMB Administrative Agent,

and

BANCO BRADESCO S.A.,

as Brazilian Administrative Agent,

Dated as of December 15, 2006,

as Amended and Restated as of November 24, 2009,

and as further Amended and Restated as of April 30, 2014

J.P. MORGAN SECURITIES LLC,

as Bookrunner and Lead Arranger

BANCO BRADESCO S.A., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC SECURITIES (USA) INC., INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY MUFG LOAN PARTNERS LLC, RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION,

as Bookrunners and Lead Arrangers

BANCO BRADESCO S.A., BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC SECURITIES (USA) INC., INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS LLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION,

as Co-Syndication Agents

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

as RMB Syndication Agent

ELEVENTH AMENDMENT dated as of April 30, 2015 (this “Amendment Agreement”) to the Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009 and as further amended and restated as of April 30, 2014 (as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) among Ford Motor Company (the “Company”), the Subsidiary Borrowers (as defined in the Existing Credit Agreement) from time to time party thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Banco Bradesco S.A., as Brazilian Administrative Agent (the “Brazilian Administrative Agent”), JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, as RMB Administrative Agent (the “RMB Administrative Agent”), and the other agents parties thereto.  Unless otherwise defined herein, terms defined in the Credit Agreement (as defined below) and used herein shall have the meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested an amendment to the Existing Credit Agreement pursuant to which (a) all existing Revolving Lenders will agree to (i) increase or maintain, as applicable, the amount of their existing 2017 Revolving Commitments and 2019 Revolving Commitments, (ii) extend, to April 30, 2020, the maturity of their existing (or increased) 2019 Revolving Commitments and (iii) extend, to April 30, 2018, the maturity of their existing (or increased) 2017 Revolving Commitments, (b) certain financial institutions not currently Revolving Lenders will become Revolving Lenders with (i) 2018 Revolving Commitments maturing on April 30, 2018 and (ii) 2020 Revolving Commitments maturing on April 30, 2020, (c) Banco Ford and Ford Brasil (each as defined in Annex I hereto) will be added as Brazilian Subsidiary Borrowers under the Credit Agreement, (d) Banco Bradesco S.A. will be added as the Brazilian Administrative Agent, (e) JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, will be added as the RMB Administrative Agent and (f) certain provisions of the Existing Credit Agreement will be amended; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend and restate, as of the Amendment Effective Date (as defined in Section 3 below), the Existing Credit Agreement and to enter into certain other agreements set forth herein, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Amendment and Restatement of the Existing Credit Agreement. Effective as of the Amendment Effective Date:

(a)     the Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Third Amended and Restated Credit Agreement set forth as Annex I hereto (the Existing Credit Agreement, as so amended and restated, the “Credit Agreement”);

(b)     the Form of Master Brazilian Facilities Agreement attached hereto as Exhibit W is hereby added to the Credit Agreement as Exhibit W thereto;

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(c)     Schedule 1.1A (Commitments) to the Existing Credit Agreement is hereby amended and restated in its entirety to reflect (i) the elections made by the Revolving Lenders party hereto that elect, on their respective signature pages hereto, to (A) increase or maintain, as applicable, the amount of their existing 2017 Revolving Commitments as provided on such signature pages and in the instructions thereto, (B) extend the Revolving Termination Date in respect of their existing (or increased) 2017 Revolving Commitments (with respect to 2017 Revolving Commitments so extended, each an “Extending 2017 Revolving  Lender”) to April 30, 2018, (C) extend the Revolving Termination Date in respect of their existing (or increased) 2019 Revolving Commitments (with respect to the 2019 Revolving Commitments so extended, each a “Extending 2019 Revolving  Lender”) to April 30, 2020 and (D) reallocate their 2018 Revolving Commitments among the applicable 2018 Revolving Facilities and reallocate their 2020 Revolving Commitments among the applicable 2020 Revolving Facilities and (ii) the addition of the additional financial institutions party hereto as (A) 2018 Revolving Lenders with new 2018 Revolving Commitments and (B) 2020 Revolving Lenders with 2020 Revolving Commitments (each, a “New Revolving Lender”), in each case in the amounts set forth on their respective signature pages hereto.  Each Revolving Lender party hereto hereby authorizes the Administrative Agent to compile such modified Schedule 1.1A (Commitments) reflecting such elections, increases and additions, and attach such modified Schedule 1.1A (Commitments) to the Credit Agreement;

(d)     Schedule 1.1G (Pricing Grid) to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1G hereto;

(e)     the Company hereby designates each of Banco Ford and Ford Brasil as Brazilian Subsidiary Borrowers; and each of Banco Ford and Ford Brasil accepts such designation, acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to join the Credit Agreement as a Brazilian Subsidiary Borrower, to be bound by all covenants, agreements and acknowledgements attributable to a Brazilian Subsidiary Borrower in the Credit Agreement and to perform all obligations and duties required of it by the Credit Agreement;

(f)      the Company hereby acknowledges and agrees that the Guarantee Agreement made by the Company in favor of the Administrative Agent, dated as of December 15, 2006 (as amended, supplemented, or modified from time to time, the “Guarantee Agreement”), remains in full force and effect and the Obligations of each Brazilian Subsidiary Borrower under the Credit Agreement constitute Guaranteed Obligations under and as defined in the Guarantee Agreement and the other Loan Documents;

(g)     the address, taxpayer identification number (if any) and jurisdiction of organization of each Brazilian Subsidiary Borrower is set forth in Annex II hereto;

(h)     the Lenders hereby appoint Banco Bradesco S.A. as the Brazilian Administrative Agent and Banco Bradesco S.A. accepts such appointment; and

(i)      the Lenders hereby appoint JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, as the RMB Administrative Agent and JPMorgan Chase Bank, N.A., acting through its Hong Kong Branch, accepts such appointment.

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Except as set forth above, all schedules and exhibits to the Existing Credit Agreement, in the forms thereof in effect immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement.

Section 2.  Representations and Warranties.  To induce the Administrative Agent, the Extending 2017 Revolving Lenders, the Extending 2019 Revolving Lenders and the New Revolving Lenders to enter into this Amendment Agreement, the Company (with respect to the representations and warranties in clauses (b) and (c) below) and each Current Loan Party (as defined below) (solely for itself, with respect to the representations and warranties in clause (a) below) hereby represents and warrants to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Extending 2017 Revolving Lenders, the Extending 2019 Revolving Lenders and the New Revolving Lenders that:

(a)     (i) Each of the Company, FMCC, Banco Ford and Ford Brasil (each a “Current Loan Party”) has the requisite power and authority to execute, deliver and perform its obligations under this Amendment Agreement, has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment Agreement and has duly executed and delivered this Amendment Agreement and (ii) this Amendment Agreement constitutes a legal, valid and binding obligation of each Current Loan Party enforceable against such Current Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)     As of the Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing.

(c)     Each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

Section 3.  Effectiveness of this Amendment Agreement and the Credit Agreement.  The effectiveness of this Amendment Agreement and the amendment and restatement of the Existing Credit Agreement in the form of the Credit Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied, the “Amendment Effective Date”):

(a)     The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Current Loan Party, the Required Lenders, each Extending 2017 Revolving Lender, each Extending 2019 Revolving Lender, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, each Issuing Lender, each Swingline Lender and each New Revolving Lender.

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(b)     The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date, of (i) Davis Polk & Wardwell LLP, New York counsel to the Company, (ii) an assistant general counsel of the Company and (iii) Machado, Meyer, Sendacz e Opice, Brazilian counsel to Banco Ford and Ford Brasil, in each case addressed to the Lenders, the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent and each Issuing Lender as to matters previously agreed between the Company and the Administrative Agent.

(c)     The Administrative Agent shall have received from the Company, for the account of (i) each 2018 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such 2018 Revolving Lender’s (or its affiliates’) aggregate 2018 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such 2018 Revolving Lender’s (or its affiliates’) existing 2017 Revolving Commitments (after giving effect to any assignments of existing 2017 Revolving Commitments to such 2018 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2017 Revolving Commitments by such 2018 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date,  (ii) each 2018 Revolving Lender, a fee in an amount equal to 0.12% of such 2018 Revolving Lender’s aggregate 2018 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (i) for such 2018 Revolving Lender, (iii) each 2020 Revolving Lender, a fee in an amount equal to 0.04% of the lesser of (x) such 2020 Revolving Lender’s (or its affiliates’) aggregate 2020 Revolving Commitments under the Credit Agreement on the Amendment Effective Date and (y) such 2020 Revolving Lender’s (or its affiliates’) existing 2019 Revolving Commitments (after giving effect to any assignments of existing 2019 Revolving Commitments to such 2020 Revolving Lender (or its affiliates), but without giving effect to any assignments of existing 2019 Revolving Commitments by such 2020 Revolving Lender (or its affiliates), in each case on or prior to the Amendment Effective Date) immediately prior to the Amendment Effective Date and (iv) each 2020 Revolving Lender, a fee in an amount equal to 0.20% of such 2020 Revolving Lender’s aggregate 2020 Revolving Commitments under the Credit Agreement on the Amendment Effective Date in excess of the amount referred to in clause (iii) for such 2020 Revolving Lender.

Section 4.  Effect of this Amendment Agreement.

(a)     Except as expressly set forth herein or in the Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by the Credit Agreement, or any instruments executed in connection herewith or therewith.  Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or

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agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)     On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement.  This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 5.  Governing Law.  THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.  Costs and Expenses.  The Company agrees to reimburse each of the Administrative Agent, the Brazilian Administrative Agent and the RMB Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of a single primary counsel (and a single local counsel in each of Brazil and Hong Kong) for the Administrative Agent, the Brazilian Administrative Agent and the RMB Administrative Agent.

Section 7.  Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 8.  Headings.  The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first above written.

FORD MOTOR COMPANY

By:	/s/ Marion B. Harris
	Name:	Marion B. Harris
	Title:	Assistant Treasurer

FORD MOTOR CREDIT COMPANY LLC

By:	/s/ Michael L. Seneski
	Name:	Michael L. Seneski
	Title:	Chief Financial Officer and Treasurer

BANCO FORD S.A.

By:	/s/ Gustavo Bernis Gontijo
	Name:	Gustavo Bernis Gontijo
	Title:	Diretor Vice Presidente

By:	/s/ Vivian Ribeiro Oliveira
	Name:	Vivian Ribeiro Oliveira
	Title:	Diretora

FORD MOTOR COMPANY BRASIL LTDA.

By:	/s/ Ana Paula C.M. Barros
	Name:	Ana Paula C.M. Barros
	Title:	Diretora de Assuntos Legais

By:	/s/ Luiz Carlos Borsari
	Name:	Luiz Carlos Borsari
	Title:	Diretor de Financas e Administracaso

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director

JPMORGAN CHASE BANK, NA., acting through its Hong Kong Branch, as RMB Administrative Agent

By:	/s/ Wong Nga Yan, Sara
	Name:	Wong Nga Yan, Sara
	Title:	Associate

BANCO BRADESCO S.A., as Brazilian Administrative Agent

By:	/s/ Francisco Armando
	Name:	Francisco Armando
Title:

By:	/s/ Allan Carlos Capura de Araujo
	Name:	Allan Carlos Capura de Araujo
	Title:	Gerente Corporate

ANNEX I

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

among

FORD MOTOR COMPANY,

The Subsidiary Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.

as Administrative Agent,

JPMORGAN CHASE BANK, N.A., acting through its Hong Kong Branch,

as RMB Administrative Agent,

and

BANCO BRADESCO S.A.,

as Brazilian Administrative Agent,

Dated as of December 15, 2006

as Amended and Restated as of November 24, 2009,

as Amended and Restated as of April 30, 2014 and

as further Amended and Restated as of April 30, 2015.

J.P. MORGAN SECURITIES LLC,

as Bookrunner and Lead Arranger

BANCO BRADESCO S.A., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC SECURITIES (USA) INC., INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MORGAN STANLEY MUFG LOAN PARTNERS LLC, RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION,

as Bookrunners and Lead Arrangers

BANCO BRADESCO S.A., BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., COMMERZ MARKETS LLC, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, HSBC SECURITIES (USA) INC., INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, LLOYDS SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS LLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION,

as Co-Syndication Agents

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

as RMB Syndication Agent

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TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

SCHEDULES:

1.1A	Commitments
1.1D	Initial Subsidiary Guarantors
1.1F	Principal Trade Names
1.1G	Pricing Grid
3.9	Existing Letters of Credit

EXHIBITS:

C	Form of Guarantee
G	Form of Discount Note
H	Form of Drawing Notice
I	Form of Competitive Bid Request
J	Form of Competitive Bid
K	Form of Competitive Bid Accept/Reject Letter
L	Form of Incremental Revolving Loan Activation Notice
O	Form of Assignment and Assumption
R	Form of Joinder Agreement
S-1	Form of Addendum (Revolver)
T	Form of Compliance Certificate
U-2	Form of Revolving Note
V	Form of New Guarantee Agreement
W	Form of Master Brazilian Revolving Facilities Agreement

THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of December 15, 2006 and amended and restated as of November 24, 2009 and as of April 30, 2014 and as further amended and restated as of April 30, 2015, among FORD MOTOR COMPANY, a Delaware corporation (the “Company”), the Subsidiary Borrowers (as defined herein) from time to time parties hereto, the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent.

The parties hereto hereby agree as follows:

SECTION 1.                 DEFINITIONS

1.1                            Defined Terms.  As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“2005 10-K”:  as defined in Section 4.1.

“2018 Brazilian Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Brazilian Revolving Loans in Brazilian Reais in an aggregate principal amount not to exceed the Brazilian Reais Equivalent of the amount set forth under the heading “2018 Brazilian Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The amount of each Brazilian Revolving Lender’s 2018 Brazilian Revolving Commitment shall (i) initially be equal to the Brazilian Reais Equivalent as of the second Business Day prior to the Eleventh Amendment Effective Date of such amount set forth on Schedule 1.1A and (ii) be adjusted as of each March 31, June 30, September 30 and December 31 thereafter (each, a “2018 Brazilian Revolving Commitment Recalculation Date”) based on the Brazilian Reais Equivalent of such amount as of the second Business Day prior to such 2018 Brazilian Revolving Commitment Recalculation Date.

“2018 Brazilian Revolving Commitment Recalculation Date”:  as defined in the definition of “2018 Brazilian Revolving Commitment”.

“2018 Brazilian Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Brazilian Revolving Lender”:  each Lender that has a 2018 Brazilian Revolving Commitment or that holds 2018 Brazilian Revolving Loans.

“2018 Brazilian Revolving Loans”:  Brazilian Revolving Loans made pursuant to the 2018 Brazilian Revolving Commitments.

“2018 Brazilian Revolving Percentage”:  as to any 2018 Brazilian Revolving Lender at any time, the percentage which such Lender’s 2018 Brazilian Revolving Commitment then constitutes of the aggregate amount of 2018 Brazilian Revolving Commitments then in effect or, at any time after all of the 2018 Brazilian Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of Brazilian Revolving Extensions of Credit of such Lender under the 2018 Brazilian Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Brazilian Revolving Extensions of Credit of the 2018 Brazilian Revolving Lenders then outstanding under the 2018 Brazilian Revolving Facility.

“2018 Canadian Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Canadian Revolving Loans (including Acceptance Equivalent Loans) and accept

Acceptances in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “2018 Canadian Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2018 Canadian Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Canadian Revolving Lender”:  each Lender that has a 2018 Canadian Revolving Commitment or that holds 2018 Canadian Revolving Loans or Acceptances made pursuant to a 2018 Canadian Revolving Commitment.

“2018 Canadian Revolving Loans”:  Canadian Revolving Loans made pursuant to the 2018 Canadian Revolving Commitments.

“2018 Canadian Revolving Percentage”:  as to any 2018 Canadian Revolving Lender at any time, the percentage which such Lender’s 2018 Canadian Revolving Commitment then constitutes of the aggregate amount of 2018 Canadian Revolving Commitments then in effect or, at any time after all of the 2018 Canadian Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of the Canadian Revolving Extensions of Credit of such Lender under the 2018 Canadian Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Canadian Revolving Extensions of Credit of the 2018 Canadian Revolving Lenders then outstanding under the 2018 Canadian Revolving Facility.

“2018 Converted RMB Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Converted RMB Revolving Loans in RMB, in an aggregate principal amount not to exceed the RMB Equivalent of the portion of the amount set forth under the heading “2018 Unconverted RMB Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof, in each case that has been converted to 2018 Converted RMB Commitments pursuant to Section 2.38.  The amount of each RMB Revolving Lender’s 2018 Converted RMB Revolving Commitment shall be equal to the Dollar amount of the 2018 Unconverted RMB Revolving Commitment from which such 2018 Converted RMB Revolving Commitment was converted multiplied by the RMB Exchange Rate applicable to such conversion; provided that if more than one such conversion shall have occurred, such calculation shall be made separately for each such conversion.

“2018 Converted RMB Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Converted RMB Revolving Lender”:  each Lender that has a 2018 Converted RMB Revolving Commitment or that holds 2018 Converted RMB Revolving Loans.

“2018 Converted RMB Revolving Loans”: Converted RMB Revolving Loans made pursuant to the 2018 Converted RMB Revolving Commitments.

“2018 Converted RMB Revolving Percentage”:  as to any 2018 Converted RMB Revolving Lender at any time, the percentage which such Lender’s 2018 Converted RMB Revolving Commitment then constitutes of the aggregate amount of 2018 Converted RMB Revolving Commitments then in effect or, at any time after the 2018 Converted RMB Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Converted RMB Revolving Extensions of Credit of such Lender under the 2018 Converted RMB Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Converted RMB Revolving Extensions of Credit of the 2018 Converted RMB Revolving Lenders then outstanding under the 2018 Converted RMB Revolving Facility.

“2018 Domestic Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Domestic Revolving Loans and participate in Swingline Loans in an aggregate principal amount not to exceed the amount set forth under the heading “2018 Domestic Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2018 Domestic Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Domestic Revolving Lender”:  each Lender that has a 2018 Domestic Revolving Commitment or that holds 2018 Domestic Revolving Loans.

“2018 Domestic Revolving Loans”:  Domestic Revolving Loans made pursuant to the 2018 Domestic Revolving Commitments.

“2018 Domestic Revolving Percentage”:  as to any 2018 Domestic Revolving Lender at any time, the percentage which such Lender’s 2018 Domestic Revolving Commitment then constitutes of the aggregate amount of 2018 Domestic Revolving Commitments then in effect or, at any time after the 2018 Domestic Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Domestic Revolving Extensions of Credit of such Lender under the 2018 Domestic Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Domestic Revolving Extensions of Credit of the 2018 Domestic Revolving Lenders then outstanding under the 2018 Domestic Revolving Facility.

“2018 Multicurrency Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Multicurrency Revolving Loans in an aggregate principal amount not to exceed the amount set forth under the heading “2018 Multicurrency Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2018 Multicurrency Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Multicurrency Revolving Lender”:  each Lender that has a 2018 Multicurrency Revolving Commitment or that holds 2018 Multicurrency Revolving Loans.

“2018 Multicurrency Revolving Loans”:  Revolving Loans made pursuant to the 2018 Multicurrency Revolving Commitments.

“2018 Multicurrency Revolving Percentage”:  as to any 2018 Multicurrency Revolving Lender at any time, the percentage which such Lender’s 2018 Multicurrency Revolving Commitment then constitutes of the aggregate amount of 2018 Multicurrency Revolving Commitments then in effect or, at any time after all of the 2018 Multicurrency Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of Multicurrency Revolving Extensions of Credit of such Lender under the 2018 Multicurrency Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Multicurrency Revolving Extensions of Credit of the 2018 Multicurrency Revolving Lenders then outstanding under the 2018 Multicurrency Revolving Facility.

“2018 Revolving Commitments”:  the 2018 Domestic Revolving Commitments, the 2018 Canadian Revolving Commitments, the 2018 Brazilian Revolving Commitments, the 2018 RMB Revolving Commitments and the 2018 Multicurrency Revolving Commitments.

“2018 Revolving Facility”:  the 2018 Domestic Revolving Facility, the 2018 Canadian Revolving Facility, the 2018 Brazilian Revolving Facility, the 2018 Converted RMB Revolving Facility, the 2018 Unconverted RMB Revolving Facility or the 2018 Multicurrency Revolving Facility.

“2018 Revolving Lenders”:  2018 Domestic Revolving Lenders, 2018 Canadian Revolving Lenders, 2018 Brazilian Revolving Lenders, 2018 Converted RMB Revolving Lenders, 2018 Unconverted RMB Revolving Lenders and 2018 Multicurrency Revolving Lenders.

“2018 RMB Revolving Commitment”:  any 2018 Converted RMB Revolving Commitment or 2018 Unconverted RMB Revolving Commitment.  On the Eleventh Amendment Effective Date, all 2018 RMB Revolving Commitments shall be 2018 Unconverted RMB Revolving Commitments subject to conversion, in whole or in part, into 2018 Converted RMB Revolving Commitment pursuant to Section 2.38.

“2018 RMB Revolving Lender”:  each Lender that has a 2018 RMB Revolving Commitment or that holds 2018 RMB Revolving Loans.

“2018 RMB Revolving Loans”:  the 2018 Converted RMB Revolving Loans and the 2018 Unconverted RMB Revolving Loans.

“2018 RMB Revolving Percentage”:  as to any 2018 RMB Revolving Lender at any time, the 2018 Converted RMB Revolving Percentage of such Lender at such time or the 2018 Unconverted RMB Revolving Percentage of such Lender at such time, as applicable.

“2018 Unconverted RMB Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Unconverted RMB Revolving Loans in Dollars, in an aggregate principal amount not to exceed the amount set forth under the heading “2018 Unconverted RMB Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof, including, without limitation, pursuant to Section 2.38.

“2018 Unconverted RMB Revolving Facility”:  as defined in the definition of the term “Facility”.

“2018 Unconverted RMB Revolving Lender”:  each Lender that has a 2018 Unconverted RMB Revolving Commitment or that holds 2018 Unconverted RMB Revolving Loans.

“2018 Unconverted RMB Revolving Loans”:  Unconverted RMB Revolving Loans made pursuant to the 2018 Unconverted RMB Revolving Commitments.

“2018 Unconverted RMB Revolving Percentage”:  as to any 2018 Unconverted RMB Revolving Lender at any time, the percentage which such Lender’s 2018 Unconverted RMB Revolving Commitment then constitutes of the aggregate amount of 2018 Unconverted RMB Revolving Commitments then in effect or, at any time after the 2018 Unconverted RMB Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Unconverted RMB Revolving Extensions of Credit of such Lender under the 2018 Unconverted RMB Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Unconverted RMB Revolving

Extensions of Credit of the 2018 Unconverted RMB Revolving Lenders then outstanding under the 2018 Unconverted RMB Revolving Facility.

“2020 Brazilian Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Brazilian Revolving Loans in Brazilian Reais in an aggregate principal amount not to exceed the Brazilian Reais Equivalent of the amount set forth under the heading “2020 Brazilian Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The amount of each Brazilian Revolving Lender’s 2020 Brazilian Revolving Commitment shall (i) initially, be equal to the Brazilian Reais Equivalent as of the second Business Day prior to the Eleventh Amendment Effect Date of such amount set forth on Schedule 1.1A and (ii) shall be adjusted as of each March 31, June 30, September 30 and December 31 thereafter (each, a “2020 Brazilian Revolving Commitment Recalculation Date”) based on the Brazilian Reais Equivalent of such amount as of the second Business Day prior to such 2020 Brazilian Revolving Commitment Recalculation Date.

“2020 Brazilian Revolving Commitment Recalculation Date”:  as defined in the definition of “2020 Brazilian Revolving Commitment”.

“2020 Brazilian Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Brazilian Revolving Lender”:  each Lender that has a 2020 Brazilian Revolving Commitment or that holds 2020 Brazilian Revolving Loans.

“2020 Brazilian Revolving Loans”:  Brazilian Revolving Loans made pursuant to the 2020 Brazilian Revolving Commitments.

“2020 Brazilian Revolving Percentage”:  as to any 2020 Brazilian Revolving Lender at any time, the percentage which such Lender’s 2020 Brazilian Revolving Commitment then constitutes of the aggregate amount of 2020 Brazilian Revolving Commitments then in effect or, at any time after all of the 2020 Brazilian Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of Brazilian Revolving Extensions of Credit of such Lender under the 2020 Brazilian Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Brazilian Revolving Extensions of Credit of the 2020 Brazilian Revolving Lenders then outstanding under the 2020 Brazilian Revolving Facility.

“2020 Canadian Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Canadian Revolving Loans (including Acceptance Equivalent Loans) and accept Acceptances in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “2020 Canadian Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2020 Canadian Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Canadian Revolving Lender”:  each Lender that has a 2020 Canadian Revolving Commitment or that holds 2020 Canadian Revolving Loans or Acceptances made pursuant to a 2020 Canadian Revolving Commitment.

“2020 Canadian Revolving Loans”:  Canadian Revolving Loans made pursuant to the 2020 Canadian Revolving Commitments.

“2020 Canadian Revolving Percentage”:  as to any 2020 Canadian Revolving Lender at any time, the percentage which such Lender’s 2020 Canadian Revolving Commitment then constitutes of the aggregate amount of 2020 Canadian Revolving Commitments then in effect or, at any time after all of the 2020 Canadian Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of the Canadian Revolving Extensions of Credit of such Lender under the 2020 Canadian Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Canadian Revolving Extensions of Credit of the 2020 Canadian Revolving Lenders then outstanding under the 2020 Canadian Revolving Facility.

“2020 Converted RMB Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Converted RMB Revolving Loans in RMB, in an aggregate principal amount not to exceed the RMB Equivalent of the portion of the amount set forth under the heading “2020 Unconverted RMB Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof, in each case that has been converted to 2020 Converted RMB Commitments pursuant to Section 2.38.  The amount of each RMB Revolving Lender’s 2020 Converted RMB Revolving Commitment shall be equal to the Dollar amount of the 2020 Unconverted RMB Revolving Commitment from which such 2020 Converted RMB Revolving Commitment was converted multiplied by the RMB Exchange Rate applicable to such conversion; provided that if more than one such conversion shall have occurred, such calculation shall be made separately for each such conversion.

“2020 Converted RMB Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Converted RMB Revolving Lender”:  each Lender that has a 2020 Converted RMB Revolving Commitment or that holds 2020 Converted RMB Revolving Loans.

“2020 Converted RMB Revolving Loans”:  Converted RMB Revolving Loans made pursuant to the 2020 Converted RMB Revolving Commitments.

“2020 Converted RMB Revolving Percentage”:  as to any 2020 Converted RMB Revolving Lender at any time, the percentage which such Lender’s 2020 Converted RMB Revolving Commitment then constitutes of the aggregate amount of 2020 Converted RMB Revolving Commitments then in effect or, at any time after the 2020 Converted RMB Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Converted RMB Revolving Extensions of Credit of such Lender under the 2020 Converted RMB Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Converted RMB Revolving Extensions of Credit of the 2020 Converted RMB Revolving Lenders then outstanding under the 2020 Converted RMB Revolving Facility.

“2020 Domestic Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Domestic Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “2020 Domestic Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2020 Domestic Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Domestic Revolving Lender”:  each Lender that has a 2020 Domestic Revolving Commitment or that holds 2020 Domestic Revolving Loans.

“2020 Domestic Revolving Loans”:  Domestic Revolving Loans made pursuant to the 2020 Domestic Revolving Commitments.

“2020 Domestic Revolving Percentage”:  as to any 2020 Domestic Revolving Lender at any time, the percentage which such Lender’s 2020 Domestic Revolving Commitment then constitutes of the aggregate amount of 2020 Domestic Revolving Commitments then in effect or, at any time after the 2020 Domestic Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Domestic Revolving Extensions of Credit of such Lender under the 2020 Domestic Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Domestic Revolving Extensions of Credit of the 2020 Domestic Revolving Lenders then outstanding under the 2020 Domestic Revolving Facility.

“2020 Multicurrency Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Multicurrency Revolving Loans in an aggregate principal amount not to exceed the amount set forth under the heading “2020 Multicurrency Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

“2020 Multicurrency Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Multicurrency Revolving Lender”:  each Lender that has a 2020 Multicurrency Revolving Commitment or that holds 2020 Multicurrency Revolving Loans.

“2020 Multicurrency Revolving Loans”:  Revolving Loans made pursuant to the 2020 Multicurrency Revolving Commitments.

“2020 Multicurrency Revolving Percentage”:  as to any 2020 Multicurrency Revolving Lender at any time, the percentage which such Lender’s 2020 Multicurrency Revolving Commitment then constitutes of the aggregate amount of 2020 Multicurrency Revolving Commitments then in effect or, at any time after all of the 2020 Multicurrency Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of Multicurrency Revolving Extensions of Credit of such Lender under the 2020 Multicurrency Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Multicurrency Revolving Extensions of Credit of the 2020 Multicurrency Revolving Lenders then outstanding under the 2020 Multicurrency Revolving Facility.

“2020 Revolving Commitments”:  the 2020 Domestic Revolving Commitments, the 2020 Canadian Revolving Commitments, the 2020 Brazilian Revolving Commitments, the 2020 RMB Revolving Commitments and the 2020 Multicurrency Revolving Commitments.

“2020 Revolving Facility”:  the 2020 Domestic Revolving Facility, the 2020 Canadian Revolving Facility, the 2020 Brazilian Revolving Facility, the 2020 Converted RMB Revolving Facility, the 2020 Unconverted RMB Revolving Facility or the 2020 Multicurrency Revolving Facility.

“2020 Revolving Lenders”:  2020 Domestic Revolving Lenders, 2020 Canadian Revolving Lenders, 2020 Brazilian Revolving Lenders, 2020 Converted RMB Revolving Lenders, 2020 Unconverted RMB Revolving Lenders and 2020 Multicurrency Revolving Lenders.

“2020 RMB Revolving Commitment”:  any 2020 Converted RMB Revolving Commitment or 2020 Unconverted RMB Revolving Commitment.  On the Eleventh Amendment Effective Date, all 2020 RMB Revolving Commitments shall be 2020 Unconverted RMB Revolving

Commitments subject to conversion, in whole or in part, into 2020 Converted RMB Revolving Commitment pursuant to Section 2.38.

“2020 RMB Revolving Lender”:  each Lender that has a 2020 RMB Revolving Commitment or that holds 2020 RMB Revolving Loans.

“2020 RMB Revolving Loans”:  the 2020 Converted RMB Revolving Loans and the 2020 Unconverted RMB Revolving Loans.

“2020 RMB Revolving Percentage”:  as to any 2020 RMB Revolving Lender at any time, the 2020 Converted RMB Revolving Percentage of such Lender at such time or the 2020 Unconverted RMB Revolving Percentage of such Lender at such time, as applicable.

“2020 Unconverted RMB Revolving Commitment”:  as to any Lender, the obligation of such Lender, if any, to make Unconverted RMB Revolving Loans in Dollars, in an aggregate principal amount not to exceed the amount set forth under the heading “2020 Unconverted RMB Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof, including, without limitation, pursuant to Section 2.38.

“2020 Unconverted RMB Revolving Facility”:  as defined in the definition of the term “Facility”.

“2020 Unconverted RMB Revolving Lender”:  each Lender that has a 2020 Unconverted RMB Revolving Commitment or that holds 2020 Unconverted RMB Revolving Loans.

“2020 Unconverted RMB Revolving Loans”:  Unconverted RMB Revolving Loans made pursuant to the 2020 Unconverted RMB Revolving Commitments.

“2020 Unconverted RMB Revolving Percentage”:  as to any 2020 Unconverted RMB Revolving Lender at any time, the percentage which such Lender’s 2020 Unconverted RMB Revolving Commitment then constitutes of the aggregate amount of 2020 Unconverted RMB Revolving Commitments then in effect or, at any time after the 2020 Unconverted RMB Revolving Commitments shall have expired or terminated, the percentage which the aggregate amount of Unconverted RMB Revolving Extensions of Credit of such Lender under the 2020 Unconverted RMB Revolving Facility then outstanding constitutes of the aggregate Outstanding Amount of Unconverted RMB Revolving Extensions of Credit of the 2020 Unconverted RMB Revolving Lenders then outstanding under the 2020 Unconverted RMB Revolving Facility.

“ABR”:  for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the highest of (a)(i) the Prime Rate in effect on such day or (ii) in the case of Canadian Revolving Loans denominated in Dollars, the US Base Rate (Canada) in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Eurocurrency Rate for a one-month Interest Period determined on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the avoidance of doubt, for purposes of calculating ABR, the Eurocurrency Rate for any day shall be the Eurocurrency Screen Rate as of 11:00 A.M., London time, on such day.  Any change in the ABR due to a change in the Prime Rate, the US Base Rate (Canada), the Federal Funds Effective Rate or the Eurocurrency Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the US Base Rate (Canada), the Federal Funds Effective Rate or the Eurocurrency Rate, respectively.

“ABR Loans”:  Loans the rate of interest applicable to which is based upon the ABR.

“Acceptance”:  a Draft drawn by a Canadian Borrower on a Canadian Revolving Lender conforming to the requirements of Section 2.10 and accepted by such Canadian Revolving Lender in accordance with Section 2.10(c).  As the context shall require, “Acceptance” shall also have the meaning ascribed to it in Section 2.10(j).

“Acceptance Equivalent Loan”:  an advance made under this Agreement by a Canadian Revolving Lender evidenced by a Discount Note.

“Acceptance Exposure”:  at any time, the Dollar Equivalent of the aggregate face amount of the outstanding Acceptances and Acceptance Equivalent Loans at such time.  The Acceptance Exposure of any Canadian Revolving Lender at any time shall be its Canadian Revolving Percentage of the aggregate Acceptance Exposure at such time.

“Acceptance Fee”:  has the meaning assigned to such term in Section 2.10(m).

“Acceptance Obligation”:  in respect of each Acceptance, the obligation of the relevant Canadian Borrower to pay to the Canadian Revolving Lender that accepted such Acceptance the face amount thereof as required by Section 2.10(e).

“Addendum”:  a Master Addendum, Credit Reallocation Agreement and Amendment Agreement, substantially in the form of Exhibit S-1.

“Additional Subsidiary Guarantor”:  each Domestic Subsidiary of the Company (other than any Excluded Subsidiary) (a) that has Consolidated Total Assets with a Net Book Value in excess of $500,000,000 and (b) with respect to which the Company or any Subsidiary Guarantor directly or indirectly owns 80% or more of the Capital Stock or Voting Stock of such Subsidiary and the remaining Capital Stock of which is not publicly held.

“Administrative Agent”:  JPMorgan Chase Bank, N.A., as the administrative agent for the Lenders under this Agreement and the other Loan Documents (and, with respect to the Canadian Revolving Facility, JPMorgan Chase Bank N.A., Toronto Branch), together with any of its successors.

“Affected Foreign Currency”:  as defined in Section 2.23.

“Agents”:  the collective reference to the Collateral Trustee and the Applicable Administrative Agents.

“Aggregate Exposure”:  with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender’s Commitments at such time and (b) thereafter, the amount of such Lender’s Revolving Commitments then in effect or, if the Revolving Commitments have expired or been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.

“Aggregate Exposure Percentage”:  with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”:  as defined in the preamble hereto.

“Amendment Agreement”:  the Fourth Amendment dated as of November 24, 2009 with respect to this Agreement.

“Amendment and Restatement Effective Date”:  as defined in the Amendment Agreement.

“Applicable Administrative Agent”:  (i) with respect to Brazilian Revolving Loans, the Brazilian Administrative Agent, (ii) with respect to Converted RMB Revolving Loans, the RMB Administrative Agent and (iii) otherwise, the Administrative Agent.

“Applicable Available Domestic Revolving Commitments”:  the Available Domestic Revolving Commitments in respect of 2020 Domestic Revolving Commitments.

“Applicable Brazilian Reais Conversion Rate”:  means the Brazilian Exchange Rate most recently used pursuant to the second sentences of the definitions of “2018 Brazilian Revolving Commitment” and “2020 Brazilian Revolving Commitment” to calculate the amounts, in Brazilian Reais, of the 2018 Brazilian Revolving Commitments and the 2020 Brazilian Revolving Commitments.

“Applicable Domestic Revolving Lenders”:  the 2020 Domestic Revolving Lenders.

“Applicable Lending Office”:  for any Lender, with respect to the Company and each Subsidiary Borrower, such Lender’s office, branch or affiliate designated for Acceptances, Acceptance Equivalent Loans, Eurocurrency Loans, ABR Loans, Canadian Base Rate Loans, CDI Loans, CNHHIBOR Loans, L/C Participations, Competitive Loans, Swingline Loans or Letters of Credit, as applicable, as notified to the Applicable Administrative Agent and the Company or as otherwise specified in the Assignment and Assumption pursuant to which such Lender became a party hereto, any of which offices may, subject to Section 2.26, be changed by such Lender upon 10 days’ prior written notice to the Administrative Agent and the Company.

“Applicable Margin”:  the rate per annum set forth under the relevant column heading in the Pricing Grid.

“Applicable RMB Conversion Rate”:  means, with respect to any Converted RMB Revolving Commitment of any Class on any date, (i) if only one conversion (or deemed conversion) of Unconverted RMB Revolving Commitments of such Class has occurred on or prior to such date, the RMB Exchange Rate applicable to such conversion and (ii) if more than one conversion (or deemed conversion) of Unconverted RMB Revolving Commitments of such Class has occurred on or prior to such date, the Weighted Average RMB Exchange Rate as of such date.

“Application”:  an application, in such form as an Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

“Approved Fund”:  as defined in Section 10.6(b).

“Assignee”:  as defined in Section 10.6(b).

“Assignment and Assumption”:  an Assignment and Assumption, substantially in the form of Exhibit O.

“Attributable Debt”:  as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent

(discounted from the respective due dates thereof at the rate of 9.5% per annum) required to be paid by such person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“Available Brazilian Revolving Commitment”:  as to any Brazilian Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Brazilian Revolving Commitment of such Class then in effect minus (b) such Lender’s Brazilian Revolving Extensions of Credit of such Class then outstanding.

“Available Canadian Revolving Commitment”:  as to any Canadian Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Canadian Revolving Commitment of such Class then in effect minus (b) such Lender’s Canadian Revolving Extensions of Credit of such Class then outstanding.

“Available Converted RMB Revolving Commitment”:  as to any Converted RMB Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Converted RMB Revolving Commitment of such Class then in effect minus (b) such Lender’s Converted RMB Revolving Extensions of Credit of such Class then outstanding.

“Available Domestic Revolving Commitment”:  as to any Domestic Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Domestic Revolving Commitment of such Class then in effect minus (b) such Lender’s Domestic Revolving Extensions of Credit of such Class then outstanding.

“Available Liquidity”:  as of any date of determination, the sum of (a) the Total Available Revolving Commitments (including any unused commitment under any Incremental Revolving Facility or any Permitted Additional Senior Facility) plus (b) “automotive gross cash” reported in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, filed with the SEC (excluding such amounts held or owned by Foreign Subsidiaries).

“Available Multicurrency Revolving Commitment”:  as to any Multicurrency Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Multicurrency Revolving Commitment of such Class then in effect minus (b) such Lender’s Multicurrency Revolving Extensions of Credit of such Class then outstanding.

“Available Unconverted RMB Revolving Commitment”:  as to any Unconverted RMB Revolving Lender of any Class at any time, an amount equal to (a) such Lender’s Unconverted RMB Revolving Commitment of such Class then in effect minus (b) such Lender’s Unconverted RMB Revolving Extensions of Credit of such Class then outstanding.

“Banco Ford”:  Banco Ford S.A., a financial institution with its principal place of business in the city of São Paulo, state of São Paulo, at Avenida do Café, 277, 1º andar, torre B, Centro Empresarial do Aço, Vila Guarani, enrolled with the Corporate Taxpayers Register of the Ministry of Finance under No. 90.731.688/0001-72.

“Bankruptcy Code”:  the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Bankruptcy Law”:  each of the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Benefitted Lender”:  as defined in Section 10.7(a).

“Board”:  the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrowing Date”:  any Business Day specified by the Company or any Subsidiary Borrower as a date on which the Company or such Subsidiary Borrower requests the relevant Lenders to make Loans hereunder.

“Brazilian Administrative Agent”:  Banco Bradesco S.A.

“Brazilian Borrowing Instrument”:  (a) each Cédula de Crédito Bancário or Nota de Crédito à Exportação, issued by any Brazilian Subsidiary Borrower in favor of any Brazilian Revolving Lender pursuant to which such Brazilian Revolving Lender agrees to make Brazilian Revolving Loans and (b) each Depósito Interfinanceiro issued by Banco Ford in favor of a Brazilian Revolving Lender pursuant to which such Brazilian Revolving Lender agrees to make Brazilian Revolving Loans.

“Brazilian Commitment Reallocation Request Amount”:  as defined in Section 2.16(e).

“Brazilian Commitment Reallocation Response”:  as defined in Section 2.16(e).

“Brazilian Commitment Reallocation Response Deadline”:  as defined in Section 2.16(e).

“Brazilian Exchange Rate”:  for any Business Day, the Brazilian Reais/Dollar commercial rate, expressed as the amount of Brazilian Reais for conversion into Dollars as reported on the next Business Day by the Central Bank of Brazil as set forth on its website (which, at the date hereof, is located at http://www.bcb.gov.br/?txcambio » “Cotações e boletins” » “Cotações de fechamento de todas as moedas em uma data” » code 220, “Cotações em Real”, Sale) (or any successor screen established by the Central Bank of Brazil) (such rate, the “Brazilian Exchange Reference Rate”) on each date as provided in the definitions of 2018 Brazilian Revolving Commitment and 2020 Brazilian Revolving Commitment.  If the Brazilian Exchange Reference Rate is not available, for any reason, the average of sale closing quotations received from three leading Brazilian banks as selected by either Ford Brasil or Banco Ford in its sole discretion shall be applied.  Notwithstanding the foregoing, if such rate cannot be determined, the conversion rate shall be jointly determined by Ford Brasil and the Brazilian Revolving Lenders.

“Brazilian Funding Office”:  the office of the Brazilian Administrative Agent specified in Section 10.2 or such office as may be specified from time to time by the Brazilian Administrative Agent as its funding office with respect to any Brazilian Revolving Facilities by written notice to the Administrative Agent, the Company, the Brazilian Subsidiary Borrowers and the Brazilian Revolving Lenders.

“Brazilian Reais”:  the lawful currency of the Federative Republic of Brazil.

“Brazilian Reais Equivalent”:  of any amount in Dollars on any day shall be such amount in Dollars multiplied by the Brazilian Exchange Rate as of the most recent date that is either (i) the second Business Day prior to the Eleventh Amendment Effective Date or (ii) the second Business Day prior to the next preceding Brazilian Revolving Commitment Recalculation Date.

“Brazilian Revolving Commitment”:  any 2018 Brazilian Revolving Commitment or 2020 Brazilian Revolving Commitment.

“Brazilian Revolving Commitment Recalculation Date”:  a 2018 Brazilian Revolving Commitment Recalculation Date or a 2020 Brazilian Revolving Commitment Recalculation Date.

“Brazilian Revolving Extensions of Credit”:  as to any Brazilian Revolving Lender of any Class at any time, an amount equal to the aggregate principal amount of all Brazilian Revolving Loans, in Brazilian Reais, of such Class held by such Lender then outstanding.

“Brazilian Revolving Facility”:  as defined in the definition of the term “Facility”.

“Brazilian Revolving Lender”:  any 2018 Brazilian Revolving Lender or 2020 Brazilian Revolving Lender.

“Brazilian Revolving Loans”:  as defined in Section 2.34(a).

“Brazilian Revolving Percentage”:  as to any Brazilian Revolving Lender at any time, the 2018 Brazilian Revolving Percentage of such Lender at such time or the 2020 Brazilian Revolving Percentage of such Lender at such time, as applicable.

“Brazilian Subsidiary Borrower”:  Ford Brasil or Banco Ford.

“Business Day”:  any day other than a Saturday, Sunday or other day on which banks in New York City are permitted to close; provided, however, that when used in connection with (a) a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits or deposits in any Optional Currency, as applicable, in the London Interbank market, (b) a Canadian Revolving Loan denominated in Canadian Dollars, the term “Business Day” shall also exclude any day on which banks are not open for business in Toronto, Canada, (c) a Multicurrency Revolving Loan denominated in Euros, the term “Business Day” shall also exclude any day that is not a TARGET Day, (d) a Brazilian Revolving Loan, the term “Business Day” shall also exclude any day on which banks are not open for business in São Paulo in the State of São Paulo, Brazil, (e) a Converted RMB Revolving Loan or an RMB Commitment Conversion Notice, the term “Business Day” shall also exclude any day on which banks are not open for business in (i) Hong Kong, (ii) the People’s Republic of China or (iii) London and (f) any other Optional Currency, the term “Business Day” shall also exclude any day on which banks in the principal financial center of the country of such Optional Currency are not open for general business.

“CAM Exchange”:  as defined in Section 10.7.

“CAM Percentage”:  at any date, as to any Revolving Lender of any Class, the percentage which the aggregate Revolving Commitments of such Class of such Revolving Lender as of such date (before any termination thereof on such date) constitutes of the aggregate Revolving Commitments of such Class of all Revolving Lenders as of such date (before any termination thereof on such date).

“Canadian Base Rate”:  the higher of:

(a)                               the rate of interest publicly announced by the Administrative Agent (or any Applicable Lending Office thereof) from time to time as its reference rate then in effect for determining interest rates on Canadian Dollar denominated commercial loans made in Canada; and

(b)                              the CDOR Rate for a one month period, plus 0.5%.

“Canadian Base Rate Loans”:  Revolving Loans bearing interest at a rate determined by reference to the Canadian Base Rate.

“Canadian Borrower”:  any Subsidiary Borrower that is organized under the laws of Canada or any province or territory thereof.

“Canadian Dollars” and “C$”:  the lawful money of Canada.

“Canadian Revolving Commitment”:  any 2018 Canadian Revolving Commitment or 2020 Canadian Revolving Commitment.

“Canadian Revolving Extensions of Credit”:  as to any Canadian Revolving Lender of any Class at any time, an amount equal to the sum of (a) the aggregate principal amount of all Canadian Revolving Loans of such Class denominated in Dollars held by such Lender (or its Applicable Lending Office) then outstanding, (b) the Dollar Equivalent of the aggregate principal amount of all Canadian Revolving Loans of such Class denominated in Canadian Dollars held by such Lender (or its Applicable Lending Office) then outstanding and (c) such Lender’s Acceptance Exposure with respect to such Class.

“Canadian Revolving Facility”:  as defined in the definition of the term “Facility”.

“Canadian Revolving Lender”:  any 2018 Canadian Revolving Lender or 2020 Canadian Revolving Lender.

“Canadian Revolving Loans”:  as defined in Section 2.8(a).

“Canadian Revolving Percentage”:  as to any Canadian Revolving Lender at any time, the 2018 Canadian Revolving Percentage of such Lender at such time or the 2020 Canadian Revolving Percentage of such Lender at such time, as applicable.

“Capital Stock”:  any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“CDI”:  the daily average rate of overnight interbank deposits (the “DI - Depósitos Interfinanceiros de um dia, over extra-grupo”), expressed in the form of a percentage per annum, based upon a 252 business day year, calculated and published daily by CETIP S.A. - Mercados Organizados, at the website http://www.cetip.com.br.

“CDI Loans”:  Loans the rate of interest applicable to which is based upon the CDI.

“CDOR Rate”:  on any day, with respect to a particular term as specified herein, the average annual rate for such term applicable to banker’s acceptances in Canadian Dollars displayed and identified as such on the “Reuters screen CDOR page” at approximately 10:00 A.M. Toronto time on such day (provided that if such rates do not appear on the Reuters screen CDOR page, then the CDOR Rate shall be the average of the rate quotes for banker’s acceptances denominated in Canadian Dollars with such term received by the Administrative Agent at approximately 10:00 A.M. Toronto time on such day (or, if such day is not a Business Day, on the next preceding Business Day) from two or more Schedule I Lenders).

“CDOR Screen Rate”:  as defined in the definition of the term “Eurocurrency Base Rate”.

“Change in Tax Law”:  as defined in Section 2.26.

“Change of Control”:  the occurrence of either (a) more than 50% of the Voting Stock of the Company being held by a Person or Persons (other than Permitted Holders) who “act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities” of the Company within the meaning of Section 13(d)(3) of the Exchange Act or (b) Continuing Directors ceasing to constitute at least a majority of the board of directors of the Company.

“Chinese Renminbi”: the lawful currency of the People’s Republic of China.

“Class”:  as to any Revolving Commitment, whether such Revolving Commitment is a 2018 Revolving Commitment or a 2020 Revolving Commitment, as to any Revolving Extension of Credit, whether such Revolving Extension of Credit is outstanding under a 2018 Revolving Commitment or under a 2020 Revolving Commitment, as to any Revolving Facility, whether such Revolving Facility is a 2018 Revolving Facility or a 2020 Revolving Facility, as to any Revolving Loan or Swingline Loan, whether such Revolving Loan or Swingline Loan was made pursuant to a 2018 Revolving Commitment or a 2020 Revolving Commitment and as to any Revolving Lender, whether such Revolving Lender is a 2018 Revolving Lender or a 2020 Revolving Lender.

“Closing Date”:  December 15, 2006.

“CNHHIBOR”:  in relation to any Converted RMB Revolving Loan and any Interest Period relating thereto, the rate per annum equal to (a) the CNHHIBOR Screen Rate or (b) if no CNHHIBOR Screen Rate is available for an Impacted Interest Period, the Interpolated Rate; provided that if such Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“CNHHIBOR Loans”:  Loans the rate of interest applicable to which is based upon CNHHIBOR.

“CNHHIBOR Screen Rate”:  in relation to any Converted RMB Revolving Loan and any Interest Period relating thereto, the percentage rate per annum equal to the Hong Kong interbank offered rate fixing administered by the Treasury Markets Association of Hong Kong (or any other Person who takes over the administration of that rate) for RMB for such Interest Period at approximately 11:00 A.M., Hong Kong time, two Hong Kong Business Days prior to the commencement of such Interest Period, as displayed on the Thomson Reuters Screen Page CNHHIBORFIX01 (or any replacement Thomson Reuters page which displays that rate) or, if such page is replaced or such service ceases to be available, such replacement page or service displaying such rate as the RMB Administrative Agent may select after consultation with the RMB Borrowers and the RMB Revolving Lenders (provided that the RMB Administrative Agent shall have generally selected such page for similarly situated borrowers); provided that if the CNHHIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“CNHHIBOR Tranche”:  the collective reference to CNHHIBOR Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Code”:  the Internal Revenue Code of 1986, as amended from time to time.

“Collateral Trustee”:  Wilmington Trust Company, in its capacity as trustee under the Collateral Trust Agreement, dated as of December 15, 2006, among the Company, the Subsidiary Guarantors party thereto and Wilmington Trust Company, and any successor thereof under such Collateral Trust Agreement and, as the context may require, any co-trustee appointed pursuant to the terms of such Collateral Trust Agreement.

“Collateralized”:  secured by cash collateral arrangements and/or backstop letters of credit entered into on terms and in amounts reasonably satisfactory to the relevant Issuing Lender; the terms “Collateralize” and “Collateralization” shall have correlative meanings.

“Commitment”:  as to any Lender, the Revolving Commitments of such Lender.

“Commonly Controlled Entity”:  an entity, whether or not incorporated, that is part of a group that includes the Company and that is treated as a single employer under Section 414(b) or (c) of the Code.

“Competitive Bid”:  an offer by a Revolving Lender to make a Competitive Loan in accordance with Section 2.14.

“Competitive Bid Accept/Reject Letter”:  a notification made by the Company pursuant to Section 2.14 in the form of Exhibit K.

“Competitive Bid Rate”:  with respect to any Competitive Bid (a) in the case of a Eurocurrency Competitive Loan, the Eurocurrency Base Rate plus (or minus) the Margin and (b) in the case of a Fixed Rate Loan, the fixed rate of interest per annum, in each case specified by the Lender making such Competitive Loan in its related Competitive Bid.

“Competitive Bid Request”:  a request made pursuant to Section 2.14 in the form of Exhibit I.

“Competitive Loan”:  a Loan made pursuant to Section 2.14.

“Compliance Certificate”:  a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit T.

“Conduit Lender”:  any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.25, 2.26, 2.27 or 10.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment.

“Consolidated Total Assets”:  at any date, with respect to any Person, the amount set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet (or the equivalent) of such Person and its consolidated Subsidiaries.

“Consolidated Total Automotive Assets”:  at any date, the consolidated total automotive assets of the Company and its consolidated Subsidiaries as of the most recent consolidated financial statements of the Company delivered pursuant to Section 6.1.

“Consolidated Net Tangible Automotive Assets”:  the sum of (a) the aggregate amount of the Company’s automotive assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, plus (b) the Company’s equity in the net assets of its financial services subsidiaries after deducting therefrom all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, in each case as set forth in the most recent financial statements the Company and its consolidated Subsidiaries delivered pursuant to Section 6.1 prepared in accordance with GAAP.

“Continuing Director”:  at any date, an individual (a) who is a member of the board of directors of the Company on the Closing Date, (b) who has been elected as a member of such board of directors with a majority of the total votes of Permitted Holders that were cast in such election voted in favor of such member or (c) who has been nominated to be a member of such board of directors by a majority of the other Continuing Directors then in office.

“Contractual Obligation”:  as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Converted RMB Revolving Commitment”:  any 2018 Converted RMB Revolving Commitment or 2020 Converted RMB Revolving Commitment.

“Converted RMB Revolving Extensions of Credit”:  as to any RMB Revolving Lender of any Class at any time, the aggregate principal amount of all Converted RMB Revolving Loans of such Class held by such Lender then outstanding.

“Converted RMB Revolving Facility”: as defined in the definition of the term “Facility”.

“Converted RMB Revolving Lender”:  any 2018 Converted RMB Revolving Lender or 2020 Converted RMB Revolving Lender.

“Converted RMB Revolving Loans”:  as defined in Section 2.36(b).

“Converted RMB Revolving Percentage”:  as to any Converted RMB Revolving Lender at any time, the 2018 Converted RMB Revolving Percentage of such Lender at such time or the 2020 Converted RMB Revolving Percentage of such Lender at such time, as applicable.

“Currency”:  Dollars, Canadian Dollars or any Optional Currency.

“Debt”: as defined in Section 7.8.

“Default”:  any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”:  means, at any time, a Lender (i) that has defaulted in its obligation to make Loans hereunder, (ii) that has, or the Parent Company of which has, notified the Administrative Agent or the Company, or has stated publicly, that it will not comply with any such funding obligation hereunder, (iii) that has, for three or more Business Days, failed to confirm in writing to the Company, in response to a written request of the Company after the Company has a reasonable basis to believe such Lender will not comply with its funding obligations hereunder, that it will comply with its funding obligations hereunder, or (iv) with respect to which a Lender Insolvency Event has occurred and is continuing.

“Discount Note”:  a non-interest bearing, non-negotiable promissory note of a Canadian Borrower denominated in Canadian Dollars, issued by such Canadian Borrower to a Canadian Revolving Lender, substantially in the form of Exhibit G.

“Discount Proceeds”:  for any Acceptance issued hereunder, an amount calculated on the applicable date of issuance by multiplying (a) the face amount of the Acceptance by (b) the quotient obtained by dividing (i) one by (ii) the sum of one plus the product of (A) the Discount Rate applicable to the Acceptance and (B) a fraction, the numerator of which is the number of days in the term of the Acceptance and the denominator of which is 365, with the quotient being rounded up or down to the fifth decimal place and .00005 being rounded up.

“Discount Rate”:  with respect to any Acceptance, (a) for a Canadian Revolving Lender which is a Schedule I Lender, the CDOR Rate (for the applicable term) and (b) for other Canadian Revolving Lenders, the rate determined by the Administrative Agent as being the arithmetic average (rounded upwards to the nearest multiple of 0.01%) of the discount rates for the applicable term, calculated on the basis of a year of 365 days, of the Schedule II/III Reference Lenders established in accordance with their normal practices at or about 10:00 A.M. (Toronto time) on the issuance date of such Acceptance, provided that the Discount Rate of such other Lenders shall not exceed for any issue the Discount Rate established pursuant to (a) above plus 0.10% per annum.

“Disposition”:  with respect to any property, any sale, transfer or other disposition thereof; and the terms “Dispose” and “Disposed of” shall have correlative meanings.

“Dollar Equivalent”:  on any date of determination, (a) with respect to any amount denominated in Dollars, such amount and (b) with respect to an amount denominated in any other currency, the equivalent in Dollars of such amount determined by the Administrative Agent in accordance with normal banking industry practice using the Exchange Rate on the date of determination of such equivalent.  In making any determination of the Dollar Equivalent (for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any date or for any other purpose), the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the Company or any Subsidiary Borrower delivers a request for Revolving Loans or on such other date upon which a Dollar Equivalent is required to be determined pursuant to the provisions of this Agreement. As appropriate, amounts specified herein as amounts in Dollars shall be or include any relevant Dollar Equivalent amount.

“Dollars” and “$”:  the lawful money of the United States.

“Domestic Revolving Commitment”:  any 2018 Domestic Revolving Commitment or 2020 Domestic Revolving Commitment.

“Domestic Revolving Extensions of Credit”:  as to any Domestic Revolving Lender of any Class at any time, an amount equal to the sum of (a) the aggregate principal amount of all Domestic

Revolving Loans of such Class held by such Lender then outstanding, (b) (i) in the case of any 2018 Domestic Revolving Lender, zero and (ii) in the case of any 2020 Domestic Revolving Lender, such Lender’s 2020 Domestic Revolving Percentage of the L/C Obligations then outstanding and (c) such Lender’s applicable Domestic Revolving Percentage of the aggregate principal amount of Swingline Loans of such Class then outstanding.

“Domestic Revolving Facility”: as defined in the definition of the term “Facility”.

“Domestic Revolving Lender”:  any 2018 Domestic Revolving Lender or 2020 Domestic Revolving Lender.

“Domestic Revolving Loans”:  as defined in Section 2.4(a).

“Domestic Revolving Percentage”:  as to any Domestic Revolving Lender at any time, the 2018 Domestic Revolving Percentage of such Lender at such time or the 2020 Domestic Revolving Percentage of such Lender at such time, as applicable.

“Domestic Subsidiary”:  any Subsidiary of the Company organized under the laws of any jurisdiction within the United States.

“Domestic Subsidiary Borrower”:  any Subsidiary Borrower which is a Domestic Subsidiary.

“Draft”:  a depository bill issued in accordance with the Depository Bills and Notes Act (Canada) or a bill of exchange in the form used from time to time by each Canadian Revolving Lender, respectively, in connection with the creation of Acceptances in accordance with the provisions of Section 2.10 and payable in Canadian Dollars.

“Drawing Notice”:  as defined in Section 2.10(c).

“Eleventh Amendment Effective Date”:  April 30, 2015.

“Environmental Laws”:  any and all foreign, Federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating or imposing liability or standards of conduct concerning protection of human health, the environment or natural resources, as now or may at any time hereafter be in effect.

“ERISA”:  the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Euro” and “€”:  the official currency of the European Union.

“Eurocurrency Base Rate”:  means (a) with respect to any Eurocurrency Loan for any applicable currency (other than Swedish Kroner and Canadian Dollars) and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for the relevant currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case, the “Eurocurrency Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of (or, in the case of any Eurocurrency Loan denominated in Pounds Sterling, on the first day of) such Interest Period, (b) with respect to any Eurocurrency Loan denominated in Swedish Kroner for any Interest Period, the rate per annum equal to the offered rates for deposits in Swedish Kroner with a term comparable to such Interest Period that appears on the display designated as STIBOR on Reuters (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case, the “STIBOR Screen Rate”) at approximately 11:00 a.m., Stockholm time, three Business Days prior to the commencement of such Interest Period or (c) with respect to any Eurocurrency Loan denominated in Canadian Dollars for any Interest Period, the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant Interest Period for Canadian Dollar-denominated bankers’ acceptances displayed and identified as such on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time (or, in the event such rates do not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case, the “CDOR Screen Rate”), at approximately 10:00 a.m., Toronto time, on such day and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Administrative Agent after 10:00 a.m., Toronto local time, to reflect any error in the posted rate of interest or in the posted average annual rate of interest); provided that if the Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the Screen Rate shall not be available at such time for any Impacted Interest Period with respect to the applicable currency then the Eurocurrency Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Eurocurrency Competitive Loan”:  any Competitive Loan bearing interest at a rate determined by reference to the Eurocurrency Base Rate.

“Eurocurrency Loans”:  Loans the rate of interest applicable to which is based upon the Eurocurrency Rate.

“Eurocurrency Rate”:  with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Requirements

; provided that with respect to any Eurocurrency Loan denominated in Pounds Sterling, the Eurocurrency Rate shall mean the Eurocurrency Base Rate.

“Eurocurrency Reserve Requirements”:  a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Administrative Agent or any Lender is subject, for Eurocurrency Liabilities (as defined in Regulation D).  Such reserve percentages shall include those imposed under Regulation D.  Eurocurrency Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.  Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Eurocurrency Screen Rate”:  as defined in the definition of the term “Eurocurrency Base Rate”.

“Eurocurrency Tranche”:  the collective reference to Eurocurrency Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”:  any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Act”:  the Securities and Exchange Act of 1934, as amended.

“Exchange Rate”:  for any day with respect to any currency (other than Dollars, Brazilian Reais or RMB), the rate at which such currency may be exchanged into Dollars, as set forth at 11:00 A.M., London time, on such day on the applicable Reuters currency page with respect to such currency.  In the event that such rate does not appear on the applicable Reuters currency page, the Exchange Rate with respect to such currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such Exchange Rate shall instead be the spot rate of exchange of the Administrative Agent in the London Interbank market or other market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 11:00 A.M., London time, on such day for the purchase of Dollars with such currency, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Subsidiary”:  collectively (a) FMCC and each Subsidiary thereof, (b) Ford Motor Land Development Corporation, a Delaware corporation, and each Subsidiary thereof, (c) any Subsidiary that is prohibited by any applicable Requirement of Law from guaranteeing the Obligations, (d) any Domestic Subsidiary that is a Subsidiary of a Foreign Subsidiary, (e) subject to Section 6.7(c), any Subsidiary that is a bona fide joint venture and (f) any Foreign Subsidiary Holding Company.

“Existing Letters of Credit”:  as defined in Section 3.9.

“Existing Notes”:  the senior unsecured notes of the Company issued pursuant to the Existing Notes Indentures.

“Existing Notes Indentures”:  collectively, (a) the Indenture, dated as of February 15, 1992, between the Company and The Bank of New York, as trustee, and (b) the Indenture, dated as of January 30, 2002, between the Company and The Bank of New York (as successor trustee to JPMorgan Chase Bank), as trustee.

“Extending Lender”:  as defined in Section 2.33.

“Facility”:  each of (a) (i) the 2018 Domestic Revolving Commitments and the extensions of credit made thereunder (the “2018 Domestic Revolving Facility”) and (ii) the 2020 Domestic Revolving Commitments and the extensions of credit made thereunder (the “2020 Domestic Revolving Facility” and, together with the 2018 Domestic Revolving Facility, the “Domestic Revolving Facilities” and each a “Domestic Revolving Facility”), (b) (i) the 2018 Canadian Revolving Commitments and the extensions of credit made thereunder (the “2018 Canadian Revolving Facility”) and (ii) the 2020 Canadian Revolving Commitments and the extensions of credit made thereunder (the “2020 Canadian Revolving Facility” and, together with the 2018 Canadian Revolving Facility, the “Canadian Revolving Facilities” and each a “Canadian Revolving Facility”), (c) (i) the 2018 Multicurrency Revolving Commitments and the extensions of credit made thereunder (the “2018 Multicurrency Revolving Facility”) and (ii) the 2020 Multicurrency Revolving Commitments and the extensions of credit made thereunder (the “2020 Multicurrency Revolving Facility” and, together with the 2018 Multicurrency Revolving Facility, the “Multicurrency Revolving Facilities” and each a “Multicurrency Revolving Facility”), (d) (i) the 2018 Brazilian Revolving Commitments and the extensions of credit made thereunder (the “2018 Brazilian Revolving Facility”) and (ii) the 2020 Brazilian Revolving Commitments and the extensions of credit made thereunder (the “2020 Brazilian Revolving Facility” and, together with the 2018 Brazilian Revolving Facility, the “Brazilian Revolving Facilities” and each a “Brazilian Revolving Facility”), (e) (i) (A) the 2018 Unconverted RMB Revolving Commitments and the extensions of credit made thereunder (the “2018 Unconverted RMB Revolving Facility”) and (B) the 2020 Unconverted RMB Revolving Commitments and the extensions of credit made thereunder (the “2020 Unconverted RMB Revolving Facility” and, together with the 2018 Unconverted RMB Revolving Facility, the “Unconverted RMB Revolving Facilities” and each an “Unconverted RMB Revolving Facility”)  and (ii) (A) the 2018 Converted RMB Revolving Commitments and the extensions of credit made thereunder (the “2018 Converted RMB Revolving Facility”) and (B) the 2020 Converted RMB Revolving Commitments and the extensions of credit made thereunder (the “2020 Converted RMB Revolving Facility” and, together with the 2018 Converted RMB Revolving Facility, the “Converted RMB Revolving Facilities” and each a “Converted RMB Revolving Facility”; the Converted RMB Revolving Facilities, together with the Unconverted RMB Revolving Facilities, the “RMB Revolving Facilities” and each a “RMB Revolving Facility”), (f) any New Local Facility and (g) the Incremental Revolving Commitments (other than any Revolving Commitment Increase) and the extensions of credit thereunder as provided in any Incremental Revolving Loan Activation Notice (each, an “Incremental Revolving Facility” and, together with the Domestic Revolving Facilities, the Canadian Revolving Facilities, the Multicurrency Revolving Facilities, the Brazilian Revolving Facilities, the RMB Revolving Facilities and any New Local Facility, the “Revolving Facilities” and each a “Revolving Facility”).

“Facility Fee Rate”:  the rate per annum set forth under the relevant column heading in the Pricing Grid.

“FATCA”:  means

(a)        sections 1471 to 1474 of the Code, as of the Eleventh Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), or any associated regulations or other official guidance;

(b)        any applicable treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)        any applicable agreement pursuant to the implementation of paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“Federal Funds Effective Rate”:  for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it.

“Fee Payment Date”:  (a) the 15th day of each March, June, September and December (or, if any such day is not a Business Day, the next succeeding Business Day) and (b) the last day of the final Fee Payment Period.

“Fee Payment Period”:  initially the period from and including the Closing Date to but excluding the initial Fee Payment Date, and thereafter each period commencing on and including a Fee Payment Date to but excluding the succeeding Fee Payment Date (except that the final Fee Payment Period shall end on the date on which all Revolving Commitments have terminated and the Revolving Extensions of Credit have been reduced to zero).

“Fitch”:  Fitch Investors Service, L.P. and its successors.

“Fixed Rate Loan”:  a Competitive Loan bearing interest at a fixed rate per annum specified by the Revolving Lender making such Loan in its related Competitive Bid.

“FMCC”:  Ford Motor Credit Company LLC, a Delaware limited liability company.

“Ford Brasil”:  Ford Motor Company Brasil Ltda., a limited liability company with its principal place of business in the city of São Bernardo do Campo, state of São Paulo, at Avenida do Taboão, 899, enrolled with the National Corporate Taxpayers Register of the Ministry of Finance under No. 03.470.727/0001-20.

“Ford Canada”:  Ford Motor Company of Canada, Limited, a company organized under the laws of Ontario.

“Foreign Subsidiary”:  any Subsidiary of the Company that is not a Domestic Subsidiary.

“Foreign Subsidiary Borrower”:  any Subsidiary Borrower that is not a Domestic Subsidiary.

“Foreign Subsidiary Holding Company”:  a Subsidiary substantially all of the Net Book Value of whose assets consists of Capital Stock of Foreign Subsidiaries.

“Funded Debt”:  all Debt having a maturity of more than 12 months from the date of the most recent balance sheet of the Company and its consolidated Subsidiaries or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from the date of such balance sheet at the option of the borrower thereof.

“Funding Office”:  the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office with respect to any Facility or Facilities by written notice to the Company and the Lenders.

“GAAP”:  generally accepted accounting principles in the United States as in effect from time to time.  In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of covenants, standards or terms in this Agreement, then the Company and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Company’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made.  Until such time as such an amendment shall have been executed and delivered by the Company, the Administrative Agent and the Required Lenders, all covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred.  “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”:  any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or foreign.

“Guarantee”:  the Guarantee Agreement to be executed and delivered by the Company and each Subsidiary Guarantor, substantially in the form of Exhibit C.

“Guarantee Obligation”:  shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness of any other Person.

“Guarantee Reinstatement Date”:  the first date following May 23, 2012 or any Guarantee Release Date on which the Index Debt fails to maintain at least two of the following three ratings: at least Baa3 by Moody’s, at least BBB- by Fitch and/or at least BBB- by S&P.

“Guarantee Release Date”:  the first date following any Guarantee Reinstatement Date on which the Index Debt has at least two of the following three ratings: at least Baa3 by Moody’s, at least BBB- by Fitch and/or at least BBB- by S&P.

“Hong Kong Business Day”:  any day other than a Saturday, Sunday or other day on which banks are not open for business in Hong Kong.

“Impacted Interest Period”:  at any time, any Interest Period for which the applicable Screen Rate is not available at such time with respect to the applicable currency.

“Incremental Lender”:  any Lender designated by the Company or, with the consent of the Company, the Administrative Agent and (i) in the case of a Revolving Commitment Increase with respect to the 2020 Domestic Revolving Facility, each Material Swingline Lender and Material Issuing Lender of such Class at such time and (ii) in the case of a Revolving Commitment Increase with respect to the 2018 Domestic Revolving Facility, each Material Swingline Lender of such Class at such time (such consents not to be unreasonably withheld), any other bank, financial institution or other Person which becomes a signatory to an Incremental Revolving Loan Activation Notice and each Lender which has made, or acquired pursuant to an assignment made in accordance with Section 10.6, an Incremental Revolving Commitment.

“Incremental Revolving Commitment”:  as to each Incremental Lender, in respect of any Revolving Commitment Increase or Incremental Revolving Facility, the obligation of such Incremental Lender on and after the applicable Revolving Commitment Increase Date or Incremental Revolving Loan Closing Date to make Incremental Revolving Loans under the relevant Revolving Facility in a principal amount equal to the amount set forth under the heading “Incremental Revolving Commitment” opposite such Incremental Lender’s name on the applicable Incremental Revolving Loan Activation Notice.

“Incremental Revolving Facility”:  as defined in the definition of the term “Facility.”

“Incremental Revolving Loan Activation Notice”:  a notice substantially in the form of Exhibit L.

“Incremental Revolving Loan Closing Date”:  as to any Incremental Revolving Facility, the date (which shall be a Business Day) specified in the related Incremental Revolving Loan Activation Notice as the first date on which Incremental Revolving Loans will be made available thereunder.

“Incremental Revolving Loan Maturity Date”:  as to any Incremental Revolving Facility, the maturity date specified in the Incremental Revolving Loan Activation Notice relating thereto.

“Incremental Revolving Loans”:  as defined in Section 2.32(b).

“Indebtedness”:  of any Person at any date, all indebtedness of such Person for borrowed money.

“Index Debt”:  senior, unsecured, long-term Indebtedness of the Company.

“Initial Subsidiary Guarantor”:  each Subsidiary listed on Schedule 1.1D.

“Insolvency Proceeding”: each of the following, in each case with respect to the Company or any other Loan Party or any property or Indebtedness of the Company or any other Loan Party: (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges with respect to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Payment Date”:  (a) as to any ABR Loan (other than any Swingline Loan) or Canadian Base Rate Loan, the 15th day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurocurrency Loan, CNHHIBOR Loan, Eurocurrency Competitive Loan having an Interest Period of three months or less or any Money Market Rate Loan, the last day of such Interest Period, (c) as to any Eurocurrency Loan, CNHHIBOR Loan or Eurocurrency Competitive Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Fixed Rate Loan, the maturity date of such Loan and (e) as to any Loan (other than any Revolving Loan that is an ABR Loan but including any Swingline Loan that is an ABR Loan), the date of any repayment or prepayment made in respect thereof.

“Interest Period”:  (a) as to any Eurocurrency Loan, CNHHIBOR Loan or Eurocurrency Competitive Loan, (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Loan and ending one, two, three or six (or, if agreed to by all Lenders under the relevant Facility, nine or twelve) months (or, in the case of any Eurocurrency Competitive Loan, one, two or three weeks) thereafter, as selected by the Company or relevant Subsidiary Borrower in its notice of borrowing, Competitive Bid Request or notice of conversion, as the case may be, given with respect thereto; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending one, two, three or six (or, if agreed to by all Lenders under the relevant Facility, nine or twelve) months thereafter, as selected by the Company or relevant Subsidiary Borrower by irrevocable notice to the Administrative Agent not later than 12:00 Noon, New York City time (or with respect to a CNHHIBOR Loan, to the RMB Administrative Agent not later than 11:00 AM, Hong Kong time), on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto, (b) as to any Money Market Rate Loan, the period commencing on the date of such Money Market Rate Loan, and ending on a date agreed upon by the Company or the relevant Domestic Subsidiary Borrower and the Swingline Lender which is at least one and not more than 10 Business Days after the making of such Money Market Rate Loan and (c) with respect to a Fixed Rate Loan, the period (which shall be not less than seven days or more than 360 days) commencing on the Borrowing Date thereof and ending on the date specified in the applicable Competitive Bid Accept/Reject Letter; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(A)                   if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Revolving Loans or Eurocurrency Competitive Loans, the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(B)                   the Company or relevant Subsidiary Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date then in effect; and

(C)                   in the case of Revolving Loans or Eurocurrency Competitive Loans, any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Interpolated Rate”:  means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the applicable Screen Rate for the longest period (for which the applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the applicable Screen Rate for the shortest period (for which the applicable Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“Issuing Lender”:  each Lender or any Applicable Lending Office thereof that has an L/C Commitment, in the capacity as issuer of any Letter of Credit.

“judgment currency”:  as defined in Section 10.13.

“L/C Commitment”: as to any Lender (or Applicable Lending Office thereof), the obligation of such Person to issue Letters of Credit pursuant to Section 3 (including any Existing Letters of Credit issued by such Lender) in an aggregate Outstanding Amount at any time not to exceed the amount set forth under the heading “L/C Commitment” opposite such Person’s name on Schedule 1.1A, as the same may be changed from time to time pursuant to Section 3.11.

“L/C Obligations”:  at any time, the Dollar Equivalent of the aggregate Outstanding Amount of all Letters of Credit.

“L/C Participants”:  the collective reference to all the 2020 Domestic Revolving Lenders (other than any Issuing Lender).

“L/C Sublimit”:  $1,500,000,000; provided that, from time to time, the Company may increase the L/C Sublimit by notice to the Administrative Agent.

“Lender Insolvency Event”: with respect to any Lender, that such Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.  For the avoidance of doubt,  a Lender that participates in a government support program will not be considered to be the subject of a proceeding of the types described in this definition solely by reason of its participation in such government support program.

“Lenders”:  as defined in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

“Letter of Credit”:  as defined in Section 3.1(a).

“Letter of Credit Fee”:  as defined in Section 3.3.

“Lien”:  any mortgage, pledge, lien, security interest, charge, statutory deemed trust, conditional sale or other title retention agreement or other similar encumbrance.

“Loan”:  any loan made by any Lender pursuant to this Agreement and the other Loan Documents (including any Acceptance).

“Loan Documents”: (i) this Agreement, the Guarantee, the Notes, the Brazilian Borrowing Instruments, the Master Brazilian Facilities Agreement and each Joinder Agreement, (ii) during any New Guarantee Period, the New Guarantee and (iii) any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”:  the Company, each Subsidiary Borrower and any New Guarantor.

“Local Facility Amendment”:  as defined in Section 2.30.

“Local Screen Rate”: the STIBOR Screen Rate or the CDOR Screen Rate, as applicable.

“Majority Facility Lenders”:  with respect to any Facility, the holders of more than 50% of the aggregate amount of Revolving Commitments outstanding under such Facility (or, in the case of any Revolving Facility, at any time after all of the Revolving Commitments thereunder shall have expired or terminated, the holders of more than 50% of the aggregate amount of Revolving Extensions of Credit thereunder).

“Majority Revolving Lenders”:  the holders of more than 50% of the aggregate amount of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the holders of more than 50% of the Total Revolving Extensions of Credit).

“Manufacturing Subsidiary”:  a Subsidiary of the Company which owns or leases a Principal Domestic Manufacturing Property.

“Margin”:  as to any Eurocurrency Competitive Loan, the margin to be added (or subtracted) from the Eurocurrency Base Rate to determine the rate of interest applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

“Master Brazilian Facilities Agreement”: the Contrato de Abertura de Crédito Rotativo (Master Brazilian Revolving Facilities Agreement), dated as of the Eleventh Amendment Effective Date, among the Brazilian Subsidiary Borrowers, the Brazilian Revolving Lenders and the Brazilian Administrative Agent, substantially in the form of Exhibit W.

“Material Adverse Effect”:  a material adverse effect on (a) the financial condition of the Company and its Subsidiaries taken as a whole or (b) the validity and enforceability of this Agreement or any of the other Loan Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder or thereunder.

“Material Issuing Lender”:  any Issuing Lender with an L/C Commitment of $250,000,000 or more.

“Material Swingline Lender”:   any Swingline Lender with a Swingline Commitment of $250,000,000 or more.

“Money Market Rate”: for any day, a fixed rate per annum as agreed between any Swingline Lender and the Company pursuant to Section 2.12.

“Money Market Rate Loans”:  Swingline Loans the rate of interest applicable to which is based upon the Money Market Rate.

“Moody’s”:  Moody’s Investors Service, Inc. and its successors.

“Multicurrency Revolving Commitment”:  any 2018 Multicurrency Revolving Commitment or 2020 Multicurrency Revolving Commitment.

“Multicurrency Revolving Extensions of Credit”:  as to any Multicurrency Revolving Lender of any Class at any time, an amount equal to the Dollar Equivalent of the aggregate principal amount of all Multicurrency Revolving Loans of such Class held by such Lender then outstanding.

“Multicurrency Revolving Facility”:  as defined in the definition of the term “Facility”.

“Multicurrency Revolving Lender”:  any 2018 Multicurrency Revolving Lender or 2020 Multicurrency Revolving Lender.

“Multicurrency Revolving Loans”:  as defined in Section 2.6(a).

“Multicurrency Revolving Percentage”:  as to any Multicurrency Revolving Lender at any time, the 2018 Multicurrency Revolving Percentage of such Lender at such time or the 2020 Multicurrency Revolving Percentage of such Lender at such time, as applicable.

“Net Book Value”:  with respect to any asset of any Person (a) other than accounts receivable, the gross book value of such asset on the balance sheet of such Person, minus depreciation in respect of such asset on such balance sheet and (b) with respect to accounts receivable, the gross book value thereof, minus any specific reserves attributable thereto.

“New Guarantee”: a Guarantee Agreement to be executed and delivered by (a) each Principal Domestic Subsidiary and (b) each Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company, pursuant to Section 6.7(a) upon the occurrence of a Guarantee Reinstatement Date, substantially in the form of Exhibit V.

“New Guarantee Period”: a period from and including the 30th day after any Guarantee Reinstatement Date to but excluding the following Guarantee Release Date, if any.

“New Guarantee Requirement Period”: a period from and including any Guarantee Reinstatement Date to but excluding the following Guarantee Release Date, if any.

“New Guarantor”: at any time, a Subsidiary that is a party to a New Guarantee at such time.

“New Local Facility”:  as defined in Section 2.30.

“New Local Facility Lender”:  as defined in Section 2.30.

“Non-Acceptance Canadian Lender”:  as defined in Section 2.10(i).

“Non-Excluded Taxes”:  as defined in Section 2.26(a).

“Non-Extending Lender”:  as defined in Section 2.33.

“Non-U.S. Lender”:  as defined in Section 2.26(d).

“Notes”:  the collective reference to any promissory note evidencing Loans.

“Notice of Acceleration”: either (i) a notice delivered by the Administrative Agent to the Company pursuant to clause (B) of Section 8 or (ii) the occurrence and continuation of an Event of Default under clause (A) of Section 8.

“Obligations”:  collectively, the unpaid principal of and interest on the Loans, Acceptance Obligations and Reimbursement Obligations and all other obligations and liabilities of the Company or any Subsidiary Borrowers (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and Reimbursement Obligations and Post-Petition Interest) to any Applicable Administrative Agent, any Lender or any Issuing Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Documents, any Letter of Credit, banker’s acceptance or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, the Brazilian Administrative Agent, the RMB Administrative Agent, the Lenders or the Issuing Lenders that are required to be paid by the Company or any of the Subsidiary Borrowers pursuant to the terms of any of the foregoing agreements).

“OFAC”:  as defined in Section 4.14.

“Optional Currency”:  at any time, Euro, Pounds Sterling, Swedish Kroner and such other currencies which are freely convertible into Dollars and are freely traded and available in the London interbank eurocurrency market with the consent of the Administrative Agent and the Majority Facility Lenders under the Multicurrency Revolving Facility of the applicable Class (or, in the case of Letters of Credit, the applicable Issuing Lender).

“original currency”:  as defined in Section 10.13.

“Other Taxes”:  any and all present or future stamp or documentary taxes and any other excise or property, intangible or mortgage recording taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount”:  (a) with respect to Indebtedness, the aggregate outstanding principal amount thereof, (b) with respect to banker’s acceptances, letters of credit or letters of guarantee, the aggregate undrawn, unexpired face amount thereof plus the aggregate unreimbursed drawn amount thereof, (c) with respect to hedging obligations, the aggregate amount recorded by the Company or any Subsidiary as its termination liability thereunder, (d) with respect to cash management obligations or guarantees, the aggregate maximum amount thereof (i) that the relevant cash management provider is entitled to assert as such as agreed from time to time by the Company or any Subsidiary and such provider or (ii) the principal amount of the Indebtedness being guaranteed or, if less, the maximum amount of such guarantee set forth in the relevant guarantee and (e) with respect to any other obligations, the aggregate outstanding amount thereof.

“Parent Company”:  with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant”:  as defined in Section 10.6(c).

“Participant Register”:  as defined in Section 10.6(c).

“PBGC”:  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Permitted Additional Senior Facilities”:  additional revolving credit facilities of (or guaranteed by) the Company and any Indebtedness incurred (or other extensions of credit made) thereunder satisfying the conditions set forth in Section 2.32 with respect to the establishment of an Incremental Revolving Facility; provided that (a) a certificate of a Responsible Officer of the Company is delivered to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the establishment of such facility, together with a description of the material terms and conditions thereof or drafts of the documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement and such terms and conditions shall be deemed to satisfy the foregoing requirement unless the Administrative Agent notifies the Company within such period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (b) such facility is established pursuant to a separate agreement or instrument with the lenders thereof.

“Permitted Holders”:  holders of the Company’s Class B Stock on the Closing Date and other holders of such Capital Stock from time to time; provided that such holders satisfy the qualifications set forth in clauses (i) through (vii) of subsection 2.2 of Article Fourth of the Company’s Restated Certificate of Incorporation as in effect on the Closing Date.

“Permitted Liens”:  means

(a)                                                                                      Liens for taxes, assessments, governmental charges and utility charges, in each case that are not yet subject to penalties for non-payment or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP;

(b)                              carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business;

(c)                               permits, servitudes, licenses, easements, rights-of-way, restrictions and other similar encumbrances imposed by applicable law or incurred in the ordinary course of business or minor imperfections in title to real property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole;

(d)                              leases, licenses, subleases or sublicenses of assets (including, without limitation, real property and intellectual property rights) granted to others that do not in the aggregate materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole and licenses of trademarks and intellectual property rights in the ordinary course of business;

(e)                               pledges or deposits made in the ordinary course of business or statutory Liens imposed in connection with worker’s compensation, unemployment insurance or other types of social security or pension benefits or Liens incurred or pledges or deposits made to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), statutory obligations, and surety, appeal, customs or performance bonds and similar obligations, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case incurred in the ordinary course of business;

(f)                                Liens arising from UCC financing statement filings (or similar filings) regarding or otherwise arising under leases entered into by the Company or any of its Subsidiaries or in connection with sales of accounts, payment intangibles, chattel paper or instruments;

(g)                               purchase money Liens on property (other than shares of Capital Stock or Indebtedness) existing at the time of acquisition (including acquisition through amalgamation, merger or consolidation) or to secure the payment of any part of the purchase price thereof or to secure any Indebtedness incurred prior to, at the time of, or within 60 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof or to secure Indebtedness provided, or guaranteed, by a Governmental Authority to finance research and development, limited in each case to the property purchased (or developed) with the proceeds thereof;

(h)                              Liens in existence on the Closing Date; provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased (except as otherwise permitted by this Agreement);

(i)                                  Liens on property or Capital Stock of a Person at the time such Person becomes a Subsidiary; provided however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided further, however, that any such Lien may not extend to any other property owned by the Company or any Subsidiary;

(j)                                  Liens on property at the time the Company or a Subsidiary acquires the property, including any acquisition by means of a merger or consolidation with or into the Company or any Subsidiary; provided, however, that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that such Liens may not extend to any other property owned by the Company or any Subsidiary;

(k)                              any Lien securing the renewal, refinancing, replacing, refunding, amendment, extension or modification, as a whole or in part, of any indebtedness secured by any Lien permitted by clause (g), (h), (i), (j), (o) and (x) of this definition or this paragraph (k) without any change in the assets subject to such Lien

(l)                                  any Lien arising out of claims under a judgment or award rendered or claim filed so long as such judgments, awards or claims do not constitute an Event of Default;

(m)                          any Lien consisting of rights reserved to or vested in any Governmental Authority by any statutory provision;

(n)                              Liens created in the ordinary course of business in favor of banks and other financial institutions over credit balances of any bank accounts held at such banks or financial institutions or over investment property held in a securities account, as the case may be, to facilitate the operation of cash pooling and/or interest set-off arrangements in respect of such bank accounts or securities accounts in the ordinary course of business;

(o)                              [Reserved];

(p)                              [Reserved];

(q)                              Liens in favor of lessors pursuant to sale and leaseback transactions to the extent the Disposition of the assets subject to any such sale and leaseback transaction is permitted under this Agreement;

(r)                                 Liens securing Indebtedness or other obligations of a Subsidiary owing to the Company or a Subsidiary Guarantor;

(s)                                Liens under industrial revenue, municipal or similar bonds;

(t)                                  Liens on securities accounts (other than Liens to secure Indebtedness);

(u)                              statutory Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of the Company or any of its Subsidiaries under Environmental Laws to which any assets of the Company or any such Subsidiaries are subject;

(v)                              a Lien granted by the Company or any of its Subsidiaries to a landlord to secure the payment of arrears of rent in respect of leased properties in the Province of Quebec leased from such landlord, provided that such Lien is limited to the assets located at or about such leased properties;

(w)                           servicing agreements, development agreements, site plan agreements and other agreements with Governmental Authorities pertaining to the use or development of any of the property and assets of the Company consisting of real property, provided same are complied with; and

(x)                              Liens not otherwise permitted by the foregoing clauses securing obligations or other liabilities of the Company or any Subsidiary Guarantor; provided that the Outstanding Amount of all such obligations and liabilities shall not exceed, at any time, 7.5% of Consolidated Net Tangible Automotive Assets at such time.

“Person”:  an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”:  at a particular time, any employee pension benefit plan (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA) that is subject to the provisions of Title IV of ERISA or Section 412 of the Code and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Post-Petition Interest”:  all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding.

“Pounds Sterling” and “£:  the lawful money of the United Kingdom.

“Pricing Grid”:  as set forth on Schedule 1.1G.

“Prime Rate”:  the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A. in connection with extensions of credit to borrowers).

“Principal Domestic Manufacturing Property”:  any plant in the United States owned or leased by the Company or any Subsidiary of the Company, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 0.5% of Consolidated Net Automotive Tangible Assets and more than 75% of the total production measured by value (as determined by any two of the following: the Chairman of the Board of the Company, its President, any Executive Vice President of the Company, any Group Vice President of the Company, any Vice President of the Company, its Treasurer or its Controller) of which in the last fiscal year prior to said date (or such lesser period prior thereto as the plant shall have been in operation) consisted of one or more of the following: cars or trucks or related parts and accessories or materials for any of the foregoing. In the case of a plant not yet in operation or of a plant newly converted to the production of a different item or items, the total production of such plant and the composition of such production for purposes of this definition shall be deemed to be the Company’s best estimate (determined as aforesaid) of what the actual total production of such plant and the composition of such production will be in the 12 months following the date as of which the determination is being made.

“Principal Domestic Subsidiary”:  a Domestic Subsidiary of the Company (other than any Excluded Subsidiary) (a) that has Consolidated Total Assets with a Net Book Value in excess of $500,000,000 as of the most recent audited annual financial statements delivered pursuant to Section 6.1 and (b) with respect to which the Company directly or indirectly owns 80% or more of the Capital Stock or Voting Stock of such Domestic Subsidiary and the remaining Capital Stock of which is not publicly held.

“Principal Trade Names”:  each of the trademarks listed under the heading “Principal Trade Names” on Schedule 1.1F and all other Trademarks consisting of or containing any of the trademarks listed under the heading “Principal Trade Names” on Schedule 1.1F or any variation or simulation thereof.

“Refunded Swingline Loans”:  as defined in Section 2.12.

“Register”:  as defined in Section 10.6(b).

“Regulation U”:  Regulation U of the Board as in effect from time to time.

“Reimbursement Date”:  as defined in Section 3.5

“Reimbursement Obligation”:  the obligation of the Company or the relevant Subsidiary Borrower to reimburse an Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

“Required Lenders”:  at any time, Lenders with Aggregate Exposures constituting a majority of the Aggregate Exposures of all Lenders.

“Requirements of Law”:  as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court of competent jurisdiction or other Governmental Authority, in each case applicable to and binding upon such Person and any of its property, and to which such Person and any of its property is subject.

“Responsible Officer”:  the chief executive officer, president, chief accounting officer, chief financial officer, treasurer, assistant treasurer or, for purposes of Section 6.6 only, the secretary  of the Company.

“Revolving Commitment Increase”:  as defined in Section 2.32.

“Revolving Commitment Increase Date”:  as to any Revolving Commitment Increase, the date (which shall be a Business Day) specified in the related Incremental Revolving Loan Activation Notice as the date on such Revolving Commitment Increase shall be effective.

“Revolving Commitment Period”:  with respect to the Commitments of any Class, the period from and including the Closing Date to the Revolving Termination Date applicable to such Class.

“Revolving Commitments”:  the Domestic Revolving Commitments, the Canadian Revolving Commitments, the Brazilian Revolving Commitments, the Unconverted RMB Revolving Commitments, the Converted RMB Revolving Commitments and the Multicurrency Revolving Commitments.  To the extent any Incremental Revolving Facility or New Local Facility is established, the “Revolving Commitments” shall, to the extent appropriate, include commitments under such Facilities.

“Revolving Extensions of Credit”:  the Domestic Revolving Extensions of Credit under each Class of Domestic Revolving Commitments, the Canadian Revolving Extensions of Credit under each Class of Canadian Revolving Commitments, the Brazilian Revolving Extensions of Credit under each Class of Brazilian Revolving Commitments, the Unconverted RMB Revolving Extensions of Credit under each Class of Unconverted RMB Revolving Commitments, the Converted RMB Revolving Extensions of Credit under each Class of Converted RMB Revolving Commitments and the Multicurrency Revolving Extensions of Credit under each Class of Multicurrency Revolving Commitments.  To the extent any Incremental Revolving Facility or New Local Facility is established, “Revolving Extensions of Credit” shall, to the extent appropriate, include the Outstanding Amount of any extensions of credit under such Facilities.

“Revolving Facility”:  as defined in the definition of the term “Facility”.

“Revolving Lenders”:  Domestic Revolving Lenders, Canadian Revolving Lenders, Brazilian Revolving Lenders, Unconverted RMB Revolving Lenders, Converted RMB Revolving Lenders and Multicurrency Revolving Lenders.  To the extent any Incremental Revolving Facility or New Local Facility is established, “Revolving Lenders” shall, to the extent appropriate, include any Lender under such Facilities.

“Revolving Loans”:  Domestic Revolving Loans, Canadian Revolving Loans, Brazilian Revolving Loans, Unconverted RMB Revolving Loans, Converted RMB Revolving Loans and Multicurrency Revolving Loans.  To the extent any Incremental Revolving Facility or New Local Facility is established, “Revolving Loans” shall, to the extent appropriate, include Loans made under such Facilities.

“Revolving Note”:  as defined in Section 2.24(i).

“Revolving Obligations”:  as defined in Section 10.7.

“Revolving Percentage”:  as to any Lender in respect of any Revolving Facility, the applicable Domestic Revolving Percentage of such Lender, the applicable Canadian Revolving Percentage of such Lender, the applicable Brazilian Revolving Percentage of such Lender, the applicable Unconverted RMB Revolving Percentage of such Lender, the applicable Converted RMB Revolving Percentage of such Lender or the applicable Multicurrency Revolving Percentage of such Lender.  To the extent any Incremental Revolving Facility or New Local Facility is established, the “Revolving Percentage” of any Lender in respect of such Facility shall be determined on a comparable basis.

“Revolving Termination Date”:  as to any Lender, with respect to 2018 Revolving Commitments, initially April 30, 2018 and with respect to 2020 Revolving Commitments, initially April 30, 2020, in each case as such date for such Lender may be extended from time to time pursuant to Section 2.33.

“RMB”:  Chinese Renminbi made available solely outside of the People’s Republic of China.

“RMB Administrative Agent”:  JPMorgan Chase Bank, N.A. acting through its Hong Kong Branch.

“RMB Borrowers”:  the Company, FMCC and any Subsidiary Borrower under the RMB Revolving Facilities.

“RMB Commitment Conversion”:  as defined in Section 2.38.

“RMB Commitment Conversion Date”:  any date (which date shall be a Business Day) on which the Company elects, in its sole discretion, to make an RMB Commitment Conversion; provided that the RMB Commitment Conversion Date (i) with respect to the first RMB Commitment Conversion Notice, shall be at least 30 days after the applicable RMB Commitment Conversion Notice Date and (ii) with respect to each subsequent RMB Commitment Conversion Notice, shall be at least 10 days after the RMB Commitment Conversion Notice Date.

“RMB Commitment Conversion Notice”:  any written notice in a form reasonably satisfactory to the RMB Administrative Agent, the Administrative Agent and the Company, delivered by the Company to the RMB Administrative Agent and the Administrative Agent indicating the Company’s election to convert all or a portion of the outstanding Unconverted RMB Revolving Commitments to Converted RMB Revolving Commitments.

“RMB Commitment Conversion Notice Date”:  any date (which date shall be a Business Day) on which the Company delivers an RMB Commitment Conversion Notice to the Administrative Agent and the RMB Administrative Agent.

“RMB Commitment Reallocation Request Amount”:  as defined in Section 2.16(d).

“RMB Commitment Reallocation Response”:  as defined in Section 2.16(d).

“RMB Commitment Reallocation Response Deadline”:  as defined in Section 2.16(d).

“RMB Equivalent”:  of any amount in Dollars on any day shall be such amount in Dollars multiplied by the RMB Exchange Rate applicable to the related conversion.

“RMB Exchange Rate”:  for any Business Day with respect to RMB, the rate at which Dollars may be exchanged into RMB, as set forth at 11:00 A.M., Hong Kong time, on such Business Day on the applicable Bloomberg currency page with respect to RMB.  In the event that such rate does not appear on the applicable Bloomberg currency page, the Exchange Rate with respect to RMB shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the RMB Administrative Agent and the Company or, in the absence of such agreement, such Exchange Rate shall instead be the spot rate of exchange of the RMB Administrative Agent in the Hong Kong Interbank market or other market where its foreign currency exchange operations in respect of RMB are then being conducted, at or about 11:00 A.M., Hong Kong time, on such Business Day for the purchase of Dollars with RMB, for delivery two Business Days later; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted, the RMB Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“RMB Funding Office”:  the office of the RMB Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the RMB Administrative

Agent as its funding office with respect to any Converted RMB Revolving Facility or Facilities by written notice to the Administrative Agent, the RMB Borrowers and the RMB Revolving Lenders.

“RMB Revolving Commitment”:  any Unconverted RMB Revolving Commitment or Converted RMB Revolving Commitment.

“RMB Revolving Extensions of Credit”:  the Converted RMB Revolving Extensions of Credit and Unconverted RMB Revolving Extensions of Credit.

“RMB Revolving Facility”:  as defined in the definition of the term “Facility”.

“RMB Revolving Lender”:  any 2018 RMB Revolving Lender or 2020 RMB Revolving Lender.

“RMB Revolving Loans”:  the Unconverted RMB Revolving Loans and the Converted RMB Revolving Loans.

“S&P”:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Sale and Leaseback Transaction”:  as defined in Section 7.9.

“Sanctioned Country”:  as defined in Section 4.14.

“Schedule I Lender”:  Canadian Revolving Lenders that are banks named in Schedule I to the Bank Act (Canada).

“Schedules II/III Reference Lenders”:  Canadian Revolving Lenders that are banks named in Schedule II or Schedule III to the Bank Act (Canada), and to be agreed between the Company and the Administrative Agent.

“Screen Rate”:  with respect to any period, the Eurocurrency Screen Rate, the CNHHIBOR Screen Rate or the Local Screen Rate, as applicable.

“SDN List”: as defined in Section 4.14.

“SEC”:  the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“SELIC Rate”:  as defined in Section 2.23(a).

“Significant Guarantor”:  on any date of determination, each Subsidiary Guarantor (a) whose total assets at the last day of the four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.1 were equal to or greater than 10% of the sum of (i) the Consolidated Total Automotive Assets at such date plus (ii) the equity value of the Capital Stock of FMCC owned, directly or indirectly, by the Company as reflected in the most recent financial statements of FMCC filed with the SEC or (b) for the purpose of any particular representation, covenant or default in this Agreement, that, when combined with each other Subsidiary Guarantor that has breached such representation or covenant or is the subject of such default, would constitute a Significant Guarantor under the foregoing clause (a).

“Significant New Guarantor”:  on any date of determination, each New Guarantor (a) whose total assets at the last day of the four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.1 were equal to or greater than 10% of the sum of (i) the Consolidated Total Automotive Assets at such date plus (ii) the equity value of the Capital Stock of FMCC owned, directly or indirectly, by the Company as reflected in the most recent financial statements of FMCC filed with the SEC or (b) for the purpose of any particular representation, covenant or default in this Agreement, that, when combined with each other New Guarantor that has breached such representation or covenant or is the subject of such default, would constitute a Significant New Guarantor under the foregoing clause (a).

“Specified Currency Loan”:  means each Revolving Loan denominated in Kroner or any other currency that is not a “Standard Specified Currency” as defined in the 2003 ISDA Credit Derivatives Definitions published by the International Swaps and Derivatives Association, Inc.

“STIBOR Screen Rate”:  as defined in the definition of the term “Eurocurrency Base Rate”.

“Subsidiary”:  with respect to any Person, any corporation, association, joint venture, partnership, limited liability company or other business entity (whether now existing or hereafter organized) of which at least a majority of the Voting Stock is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

“Subsidiary Borrower”:  any Subsidiary that becomes a party hereto pursuant to Section 10.1(d) until such time as such Subsidiary Borrower is removed as a party hereto pursuant to Section 10.1(d).

“Subsidiary Guarantor”:  each Initial Subsidiary Guarantor, each Additional Subsidiary Guarantor and each other Subsidiary (including any joint venture) that becomes a party to the Guarantee after the Closing Date pursuant to Section 6.7 or otherwise.

“Swingline Commitment”:  as to any Lender, the obligation of such Lender (or its Applicable Lending Office) to make Swingline Loans pursuant to Section 2.11 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth under the heading “Swingline Commitment” opposite such Lenders name on Schedule 1.1A, as the same may be changed from time to time pursuant to Section 2.13.

“Swingline Lender”:  each Lender that has a Swingline Commitment, in its capacity as the lender of Swingline Loans.

“Swingline Loans”:  as defined in Section 2.11.

“Swingline Participation Amount”:  as defined in Section 2.12.

“Swingline Sublimit”:  $2,000,000,000.

“Syndication Agents”:  as defined in the preamble hereto.

“TARGET Day”:  any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system is open for the settlement of payments in Euro.

“Taxes”: means any taxes, charges or assessments, including but not limited to income, sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar tax, charges or assessments.

“Third Quarter 2006 10-Q”:  as defined in Section 4.1.

“Total 2018 Revolving Commitments”:  at any time, the aggregate Revolving Commitments outstanding under the 2018 Revolving Facilities then in effect.

“Total 2018 Revolving Extensions of Credit”:  at any time, the aggregate Revolving Extensions of Credit outstanding under the 2018 Revolving Facilities at such time.

“Total 2020 Revolving Commitments”:  at any time, the aggregate Revolving Commitments outstanding under the 2020 Revolving Facilities then in effect.

“Total 2020 Revolving Extensions of Credit”:  at any time, the aggregate Revolving Extensions of Credit outstanding under the 2020 Revolving Facilities at such time.

“Total Available Revolving Commitments”:  at any time, an amount equal to the excess, if any, of (a) the Total Revolving Commitments then in effect, over (b) the Total Revolving Extensions of Credit then outstanding.

“Total Canadian Revolving Commitments”:  at any time, the aggregate amount of the Canadian Revolving Commitments then in effect.

“Total Canadian Revolving Extensions of Credit”:  at any time, the aggregate Outstanding Amount of the Canadian Revolving Extensions of Credit of the Canadian Revolving Lenders at such time.

“Total Revolving Commitments”:  at any time, the aggregate amount of the Revolving Commitments then in effect.

“Total Revolving Extensions of Credit”:  at any time, the aggregate Outstanding Amount of (a) the Revolving Extensions of Credit of the Revolving Lenders at such time plus (b) Competitive Loans at such time.

“Trademark”:  trademarks, trade names, business names, trade styles, service marks, logos and other source or business identifiers, and in each case, all goodwill associated therewith, and all registrations and recordations thereof and all rights to obtain such renewals and extensions.

“Transferee”:  any Assignee or Participant.

“Type”:  (a) as to any Revolving Loan (other than a Brazilian Revolving Loan or a Converted RMB Revolving Loan) or Acceptance, its nature as an ABR Loan or a Eurocurrency Loan (or, in the case of any Acceptance or Canadian Revolving Loan made in Canadian Dollars, a Canadian Base Rate Loan, Acceptance or Acceptance Equivalent Loan), (b) as to any Competitive Loan, its nature as a Eurocurrency Competitive Loan or a Fixed Rate Loan and (c) as to any Swingline Loan, its nature as a Money Market Loan or an ABR Loan.

“UCC”:  the Uniform Commercial Code.

“United States”:  the United States of America.

“Unconverted RMB Revolving Commitment”: any 2018 Unconverted RMB Revolving Commitment or 2020 Unconverted RMB Revolving Commitment.

“Unconverted RMB Revolving Extensions of Credit”:  as to any RMB Revolving Lender of any Class at any time, the aggregate principal amount of all Unconverted RMB Revolving Loans of such Class held by such Lender then outstanding.

“Unconverted RMB Revolving Facility”: as defined in the definition of the term “Facility”.

“Unconverted RMB Revolving Lender”:  any 2018 Unconverted RMB Revolving Lender or 2020 Unconverted RMB Revolving Lender.

“Unconverted RMB Revolving Loans”:  as defined in Section 2.36(a).

“Unconverted RMB Revolving Percentage”:  as to any Unconverted RMB Revolving Lender at any time, the 2018 Unconverted RMB Revolving Percentage of such Lender at such time or the 2020 Unconverted RMB Revolving Percentage of such Lender at such time, as applicable.

“US Base Rate (Canada)”:  the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A., Toronto Branch as its reference rate in effect at its principal office in Toronto, Canada for determining rates applicable to Dollar denominated commercial loans in Canada (the US Base Rate (Canada) not being intended to be the lowest rate of interest charged by JPMorgan Chase Bank, N.A., Toronto Branch in connection with extensions of credit to borrowers).

“Voting Stock”:  with respect to any Person, such Person’s Capital Stock having the right to vote for election of directors (or the equivalent thereof) of such Person under ordinary circumstances.

“Weighted Average RMB Exchange Rate”:  means on any Business Day with respect to any Class of Converted RMB Revolving Commitments, a fraction, the numerator of which is the aggregate amount, in RMB, of the Converted RMB Revolving Commitments of such Class resulting from all conversions (and deemed conversions) of Unconverted RMB Revolving Commitments of such Class to Converted RMB Revolving Commitments of such Class on or prior to such Business Day and the denominator of which is the aggregate amount in Dollars of all Unconverted RMB Revolving Commitments of such Class so converted  (or deemed converted) to Converted RMB Revolving Commitment of such Class on or prior to such Business Day.

1.2                            Other Definitional Provisions.  (a)  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)                              As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred”

and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time and (vi) references to any Person shall include its successors and assigns.

(c)                               The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole (including the Schedules and Exhibits hereto) and not to any particular provision of this Agreement (or the Schedules and Exhibits hereto), and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d)                              The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.3                            Conversion of Foreign Currencies.

(a)                               The Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error.  The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent.

(b)                              For purposes of determining compliance with Section 7.3 or 7.8, with respect to any amount of Indebtedness in a currency other than Dollars, the Dollar Equivalent thereof shall be determined based on the Exchange Rate in effect at the time such Indebtedness was incurred.

(c)                               The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

(d)                              For purposes of the definitions of “Total 2018 Revolving Commitments”, “Total 2018 Revolving Extensions of Credit”, “Total 2020 Revolving Commitments”, “Total 2020 Revolving Extensions of Credit”, “Total Revolving Commitments” and “Total Revolving Extensions of Credit” and clause (1)(z) of the proviso to Section 2.32(a), (i) the amount of Brazilian Revolving Commitments and Brazilian Revolving Loans outstanding at any time shall be deemed to be equal to the amount, in Dollars, into which the amounts thereof in Brazilian Reais would be converted using the then applicable Applicable Brazilian Reais Conversion Rate and (ii) the amounts of Converted RMB Revolving Commitments and Converted RMB Revolving Loans outstanding at any time shall be deemed to be equal to the amount, in Dollars, into which the amounts thereof in RMB would be converted into Dollars at the applicable Applicable RMB Conversion Rate.

SECTION 2.                 AMOUNT AND TERMS OF COMMITMENTS

2.1                            [Reserved.]

2.2                            Reduction or Increase of Revolving Commitments.  (a)  The Revolving Commitments under each Revolving Facility as in effect immediately prior to the Eleventh Amendment Effective Date shall remain in effect until the Eleventh Amendment Effective Date. Immediately following the Eleventh Amendment Effective Date, the Revolving Commitments set forth in Schedule 1.1A under the heading “Following the Eleventh Amendment” shall take effect, and all Revolving Extensions of Credit by Lenders with 2020 Revolving Commitments shall automatically become Revolving Extensions of Credit under the corresponding 2020 Revolving Facilities.

(b)                              [Reserved.]

(c)                               [Reserved.]

2.3                            [Reserved.]

2.4                            Domestic Revolving Commitments.  (a)  Subject to the terms and conditions hereof, each Domestic Revolving Lender of any Class severally agrees to make revolving credit loans (“Domestic Revolving Loans”) of such Class in Dollars to the Company or any Domestic Subsidiary Borrower from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Domestic Revolving Extensions of Credit of the applicable Class do not exceed the amount of such Lender’s Domestic Revolving Commitments of such Class, (ii) [Reserved], (iii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (iv) (A) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (B) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class the Company and any Domestic Subsidiary Borrower may use the Domestic Revolving Commitments of such Class by borrowing, prepaying the Domestic Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Domestic Revolving Loans may from time to time be Eurocurrency Loans or ABR Loans, as determined by the Company or any Domestic Subsidiary Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.19.

(b)                              The Company and any relevant Subsidiary Borrower shall repay all outstanding Domestic Revolving Loans of any Class of a Lender on the Revolving Termination Date for such Lender applicable to such Class.

2.5                            Procedure for Domestic Revolving Loan Borrowing.  The Company and any Domestic Subsidiary Borrower may borrow under any Class of Domestic Revolving Commitments during the applicable Revolving Commitment Period on any Business Day, provided that the Company or the relevant Domestic Subsidiary Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) 12:00 Noon, New York City time, on the date of the proposed borrowing, in the case of ABR Loans, specifying (i) the amount, Class and Type of Domestic Revolving Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurocurrency Loans, the respective lengths of the initial Interest Period(s) therefor.  If no election as to the Type of a Domestic Revolving Loan is specified in any such notice, then the requested borrowing shall be an ABR Loan.  If no Interest Period with respect to any Eurocurrency Loan is specified in any such notice, then the Company or the relevant Subsidiary Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Each borrowing under the Domestic Revolving Commitments of any Class shall be in an amount equal to $50,000,000 (or, if the then aggregate Available Domestic Revolving Commitments in respect of such Class are less than

$50,000,000, such lesser amount) or a whole multiple of $10,000,000 in excess thereof; provided, that the Swingline Lender holding Swingline Loans of any Class may request, on behalf of the Company or any Domestic Subsidiary Borrower, borrowings under the Domestic Revolving Commitments of such Class that are ABR Loans in other amounts pursuant to Section 2.12.  Upon receipt of any such notice from the Company or any Domestic Subsidiary Borrower, the Administrative Agent shall promptly notify each Domestic Revolving Lender holding Domestic Revolving Commitments of the applicable Class of such notice.  Each Domestic Revolving Lender holding Domestic Revolving Commitments of the applicable Class will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Company or the relevant Subsidiary Borrower at the Funding Office prior to 2:00 P.M., New York City time, on the Borrowing Date requested by the Company or such Subsidiary Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to the Company or the relevant Subsidiary Borrower by the Administrative Agent crediting the account of the Company or the relevant Subsidiary Borrower on the books of such office or such other account as the Company or relevant Subsidiary Borrower may specify to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the applicable Domestic Revolving Lenders and in like funds as received by the Administrative Agent.

2.6                            Multicurrency Revolving Commitments.  (a)  Subject to the terms and conditions hereof, each Multicurrency Revolving Lender of any Class severally agrees to make (or cause its Applicable Lending Office to make) revolving credit loans (“Multicurrency Revolving Loans”) of such Class in Dollars or any Optional Currency to the Company or any Foreign Subsidiary Borrower (other than a Canadian Borrower) from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) the Dollar Equivalent of such Lender’s Multicurrency Revolving Extensions of Credit of the applicable Class do not exceed the amount of such Lender’s Multicurrency Revolving Commitments of such Class, (ii) [Reserved], (iii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (iv) (A) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (B) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class the Company and any relevant Foreign Subsidiary Borrower may use the Multicurrency Revolving Commitments of such Class by borrowing, prepaying the Multicurrency Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Multicurrency Revolving Loans shall be Eurocurrency Loans as notified to the Administrative Agent in accordance with Sections 2.7 and 2.19.

(b)                              The Company and any relevant Subsidiary Borrower shall repay all outstanding Multicurrency Revolving Loans of any Class of a Lender on the Revolving Termination Date for such Lender applicable to such Class.

2.7                            Procedure for Multicurrency Revolving Loan Borrowing.  The Company and any Foreign Subsidiary Borrower (other than a Canadian Borrower) may borrow under any Class of Multicurrency Revolving Commitments during the applicable Revolving Commitment Period on any Business Day, provided that the Company or the relevant Foreign Subsidiary Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to 12:00 Noon, London time, three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, specifying (a) the amount, Class and Currency of Multicurrency Revolving Loans to be borrowed, (b) the requested Borrowing Date and (c) the respective lengths of the initial Interest Period(s) therefor.  If no Interest Period with respect to any Eurocurrency Loan is specified in any such notice, then the Company or the relevant Subsidiary Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Each borrowing under the Multicurrency Revolving Commitments of any Class shall be in an amount that is an integral multiple of 10,000,000 of the relevant

Currency and no less than an amount which is equal to the Dollar Equivalent of $50,000,000 (or, if the then aggregate Available Multicurrency Revolving Commitments in respect of such Class are less than $50,000,000, such lesser amount).  Upon receipt of any such notice from the Company or the relevant Subsidiary Borrower, the Administrative Agent shall promptly notify each Multicurrency Revolving Lender holding Multicurrency Revolving Commitments of the applicable Class of such notice.  Each Multicurrency Revolving Lender holding Multicurrency Revolving Commitments of the applicable Class will make (or cause its Applicable Lending Office to make) the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Company or the relevant Subsidiary Borrower at the Funding Office prior to 2:00 P.M., London time, on the Borrowing Date requested by the Company or such Subsidiary Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to the Company or the relevant Subsidiary Borrower by the Administrative Agent crediting the account of the Company or the relevant Subsidiary Borrower on the books of such office or such other account as the Company or relevant Subsidiary Borrower may specify to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the applicable Multicurrency Revolving Lenders and in like funds as received by the Administrative Agent.

2.8                            Canadian Revolving Commitments.  (a)  Subject to the terms and conditions hereof, each Canadian Revolving Lender of any Class severally agrees to make (or cause its Applicable Lending Office to make) revolving credit loans (“Canadian Revolving Loans”) of such Class in Dollars to the Company and in Dollars or Canadian Dollars to any Canadian Borrower from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) the Dollar Equivalent of such Lender’s Canadian Revolving Extensions of Credit of the applicable Class does not exceed the amount of such Lender’s Canadian Revolving Commitments of such Class, (ii) [Reserved], (iii) the Total Canadian Revolving Extensions of Credit shall not exceed the Total Canadian Revolving Commitments then in effect, (iv) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (v) (A) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (B) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class the Company and any Canadian Borrower may use the Canadian Revolving Commitments of such Class by borrowing, prepaying the Canadian Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Canadian Revolving Loans shall be Eurocurrency Loans or ABR Loans (if denominated in Dollars) or Canadian Base Rate Loans (if denominated in Canadian Dollars) or any combination thereof as notified to the Administrative Agent in accordance with Sections 2.9 and 2.19.

(b)                              The Company and any relevant Subsidiary Borrower shall repay all outstanding Canadian Revolving Loans of any Class of a Lender on the Revolving Termination Date for such Lender applicable to such Class.

2.9                            Procedure for Canadian Revolving Loan Borrowing.  The Company and any Canadian Borrower may borrow under any Class of Canadian Revolving Commitments during the applicable Revolving Commitment Period on any Business Day; provided that the Company or the relevant Canadian Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to (a) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) 12:00 Noon, New York City Time, on the date of the proposed borrowing, in the case of ABR Loans or Canadian Base Rate Loans, specifying (i) the amount, Class, Type and Currency of Canadian Revolving Loans to be borrowed, (ii) the requested Borrowing Date, and (iii) in the case of Eurocurrency Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor.  If no election as to the

Type of a Canadian Revolving Loan denominated in Dollars is specified in any such notice, then the requested borrowing shall be an ABR Loan.  If no Interest Period with respect to any Eurocurrency Loan is specified in any such notice, then the Company or the relevant Canadian Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Each borrowing under the Canadian Revolving Commitments of any Class in Dollars shall be in an amount equal to $50,000,000 or a whole multiple thereof (or, if the then aggregate Available Canadian Revolving Commitments in respect of such Class are less than $50,000,000, such lesser amount).  Each borrowing under the Canadian Revolving Commitments of any Class in Canadian Dollars shall be in an amount equal to C$25,000,000 (or, if the then aggregate Available Canadian Revolving Commitments in respect of such Class are less than C$25,000,000, such lesser amount) or a whole multiple of C$5,000,000 in excess thereof.  Upon receipt of any such notice from the Company or any Canadian Borrower, the Administrative Agent shall promptly notify each Canadian Revolving Lender holding Canadian Revolving Commitments of the applicable Class of such notice.  Each Canadian Revolving Lender holding Canadian Revolving Commitments of the applicable Class will make (or cause its Applicable Lending Office to make) the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Company or the relevant Canadian Borrower at the Funding Office prior to 2:00 P.M., New York City time, on the Borrowing Date requested by the Company or such Canadian Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to the Company or the relevant Canadian Borrower by the Administrative Agent crediting the account of the Company or the relevant Canadian Borrower on the books of such office or such other account as the Company or relevant Canadian Borrower may specify to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the applicable Canadian Revolving Lenders and in like funds as received by the Administrative Agent.

2.10                    Procedure for Canadian Acceptances.  (a) Acceptance Commitment.  Subject to the terms and conditions hereof, each Canadian Revolving Lender of any Class severally agrees that each Canadian Borrower may issue, under such Class of Canadian Revolving Commitments, Acceptances denominated in Canadian Dollars, in minimum denominations of C$25,000,000 and in whole multiples of C$5,000,000 in excess thereof (or, if the then aggregate Available Canadian Revolving Commitments in respect of such Class are less than C$25,000,000, such lesser amount), each in accordance with the provisions of this Section 2.10 from time to time until the Revolving Termination Date applicable to such Class; provided, that after giving effect to the issuance of such Acceptance and the use of proceeds thereof, (i) the Available Canadian Revolving Commitment of the applicable Class of any Canadian Revolving Lender of such Class shall not be less than zero, (ii) the Total Canadian Revolving Extensions of Credit shall not exceed the Total Canadian Revolving Commitments then in effect, (iii)  [Reserved], (iv) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (v) (A) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (B) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect; provided, further, that at all times the outstanding aggregate face amount of all Acceptances made by the Applicable Lending Offices of a Canadian Revolving Lender under the applicable Canadian Revolving Facility shall equal its applicable Canadian Revolving Percentage of the outstanding face amount of all Acceptances made by the Applicable Lending Offices of all Canadian Revolving Lenders of such Class.  For purposes of this Agreement, the full face value of an Acceptance, without discount, shall be used when calculations are made to determine the Outstanding Amount of a Canadian Revolving Lender’s Acceptances; provided that in computing the face amount of Acceptances outstanding, the face amount of an Acceptance in respect of which the Acceptance Obligation has been prepaid by a Canadian Borrower and received by the Canadian Revolving Lender that created the same in accordance with the terms of this Agreement shall not be included.

(b)                              Terms of Acceptance.  Each Draft shall be accepted by the Applicable Lending Office of a Canadian Revolving Lender, upon the written request of a Canadian Borrower given in accordance with paragraph (c) of this Section 2.10, by the completion and acceptance by such Applicable Lending Office of a Draft (i) payable in Canadian Dollars, drawn by a Canadian Borrower on the Applicable Lending Office in accordance with this Agreement, to the order of the Applicable Lending Office and (ii) maturing prior to the Revolving Termination Date in respect of the applicable Class on a Business Day not less than one month nor more than six months after the date of such Draft (and in periods of one month, two months, three months or, if available, six months, as selected by a Canadian Borrower), excluding days of grace, all as specified in a Drawing Notice to be delivered under paragraph (c) of this Section 2.10.  Notwithstanding anything to the contrary in this Agreement, all requests for issuances of Acceptances and all selections of periods and maturity dates of Acceptances shall be made pursuant to such elections so that no more than 10 different Acceptance maturity dates shall be outstanding at any one time.

(c)                               Drawing Notice and Discount of Acceptances.  (i)  With respect to each requested acceptance of Drafts, a Canadian Borrower shall give the Administrative Agent a notice of drawing (each, a “Drawing Notice”), substantially in the form of Exhibit H (which shall be irrevocable and may be by telephone confirmed in writing within one Business Day) to be received prior to 10:00 A.M., Toronto time, at least two Business Days prior to the date of the requested acceptance, specifying:

(A)                                                                           the date on which such Drafts are to be accepted;

(B)                                                                            the Class of Canadian Revolving Commitments under which such Draft has been requested;

(C)                                                                            the aggregate face amount of such Drafts;

(D)                                                                           the maturity date of such Acceptances; and

(E)                                                                             whether the Canadian Revolving Lenders of the applicable Class must purchase or arrange for the purchase of the Acceptances.

The Company hereby represents and warrants that there are no Acceptances outstanding on the Amendment and Restatement Effective Date.

(ii)                              Upon receipt of a Drawing Notice, the Administrative Agent shall promptly notify each Applicable Lending Office of a Canadian Revolving Lender of the applicable Class of the contents thereof and of such Canadian Revolving Lender’s ratable share of the Acceptances requested thereunder.  The aggregate face amount of the Drafts to be accepted by Applicable Lending Office of a Canadian Revolving Lender shall be determined by the Administrative Agent by reference to the respective Canadian Revolving Commitments of the Canadian Revolving Lenders of the applicable Class; provided that, if the face amount of an Acceptance which would otherwise be accepted by the Applicable Lending Office of a Canadian Revolving Lender of the applicable Class is not C$5,000,000, or a whole multiple thereof, the face amount shall be increased or reduced by the Administrative Agent, in its sole discretion, to C$1,000,000, or the nearest integral multiple thereof, as appropriate.

(iii)                          On each date upon which Acceptances are to be accepted, the Administrative Agent shall advise the relevant Canadian Borrower of the applicable Discount

Rate for the Applicable Lending Office of each Canadian Revolving Lender of the applicable Class.  Not later than 10:00 A.M., Toronto time, on such date each Applicable Lending Office of a Canadian Revolving Lender of the applicable Class shall, subject to the satisfaction of the conditions precedent specified in Section 5.2, and subject to the Applicable Lending Office of each Non-Acceptance Canadian Lender of the applicable Class making Acceptance Equivalent Loans pursuant to paragraph (i) of this Section 2.10, (A) on the basis of the information supplied by the Administrative Agent, as aforesaid, complete a Draft or Drafts of the relevant Canadian Borrower by filling in the Class, amount, date and maturity date thereof in accordance with the applicable Drawing Notice, (B) duly accept such Draft or Drafts, (C) offer to purchase such Acceptance or Acceptances at the applicable Discount Rate, (D) give the Administrative Agent facsimile or telex notice of such Applicable Lending Office’s acceptance of such Draft or Drafts and confirming the Discount Rate at which it discounted the Acceptance or Acceptances and the amount paid to the Administrative Agent for the account of such Canadian Borrower and (E) remit to the Administrative Agent in Canadian Dollars in immediately available funds an amount equal to the Discount Proceeds.  Upon receipt by the Administrative Agent of such sums from the Applicable Lending Offices of the applicable Canadian Revolving Lenders, the Administrative Agent shall make the aggregate amount thereof available to such Canadian Borrower.

(iv)                          Each extension of credit hereunder through the acceptance of Drafts shall be made simultaneously and pro rata by the Applicable Lending Office of each of the Canadian Revolving Lenders of the applicable Class in accordance with their respective Canadian Revolving Commitments of such Class.

(d)                              Sale of Acceptances.  A Canadian Borrower shall agree to sell, and the Applicable Lending Offices of the Canadian Revolving Lenders of the applicable Class shall purchase or arrange for the purchase of, all of the Acceptances in the market and each Applicable Lending Office of a Canadian Revolving Lender of the applicable Class shall provide to the Administrative Agent the Discount Proceeds for the account of such Canadian Borrower.  The Acceptance Fee in respect of such Acceptances may, at the option of the Applicable Lending Office of a Canadian Revolving Lender of the applicable Class, be set off against the Discount Proceeds payable by such Applicable Lending Office of such Canadian Revolving Lender hereunder.

(e)                               Acceptance Obligation.  The relevant Canadian Borrower is obligated, and hereby unconditionally agrees, to pay to the Administrative Agent for the benefit of each Applicable Lending Office of each Canadian Revolving Lender of the applicable Class the face amount of each Acceptance created by such Applicable Lending Office in accordance with a Drawing Notice on the maturity date thereof, or on such earlier date as may be required pursuant to provisions of this Agreement.  With respect to each Acceptance which is outstanding hereunder, the relevant Canadian Borrower shall notify the Administrative Agent prior to 11:00 A.M., Toronto time, two Business Days prior to the maturity date of such Acceptance (which notice shall be irrevocable) of its intention to either (x) issue Acceptances on such maturity date to provide for the payment of such maturing Acceptance and shall deliver to the Administrative Agent a Drawing Notice with respect thereto or (y) repay the maturing Acceptances on the maturity date.  Any repayment of an Acceptance must be made at or before 2:00 P.M. (Toronto time) on the maturity date of such Acceptance.  If the relevant Canadian Borrower fails to provide such notice to the Administrative Agent or fails to repay the maturing Acceptances, or if an Event of Default has occurred and is continuing on such maturity date, the relevant Canadian Borrower’s obligations in respect of the maturing Acceptances shall be deemed to have been converted on the maturity date thereof into a Canadian Base Rate Loan of the applicable Class in an amount equal to the face amount of the maturing Acceptances.  Each Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to the Applicable Lending Office of a Canadian Revolving Lender in respect of any Acceptances of such Canadian Borrower accepted by such Applicable Lending Office under this Agreement which might exist solely by reason of those Acceptances being held, at the maturity thereof, by that Applicable Lending Office in its own right and each Canadian Borrower agrees not to claim any days of grace if that Applicable Lending Office, as holder, sues such Canadian Borrower on those Acceptances for payment of the amounts payable by such Canadian Borrower thereunder.

(f)                                Supply of Drafts and Power of Attorney.  To enable the Applicable Lending Offices of the Canadian Revolving Lenders to accept Drafts in the manner specified in this Section 2.10, each Canadian Borrower hereby appoints the Applicable Lending Office of each Canadian Revolving Lender as its attorney to sign and endorse on its behalf, in handwriting or by facsimile or mechanical signature as and when deemed necessary by such Applicable Lending Office, blank forms of its Acceptances.  In this respect, it is each Canadian Revolving Lender’s responsibility to maintain an adequate supply of blank forms of Acceptances for acceptance under this Agreement.  Each Canadian Borrower recognizes and agrees that all Acceptances signed and/or endorsed on its behalf by the Applicable Lending Office of a Canadian Revolving Lender shall bind such Canadian Borrower as fully and effectually as if signed in the handwriting of and duly issued by the proper signing officers of such Canadian Borrower; provided, that such acts in each case are to be undertaken in accordance with such Canadian Revolving Lender’s obligations under this Agreement.  Each Applicable Lending Office of a Canadian Revolving Lender is hereby authorized to issue such Acceptances endorsed in blank in such face amounts as may be determined by such Applicable Lending Office; provided that the aggregate amount thereof is equal to the aggregate amount of Acceptances required to be accepted by such Applicable Lending Office.  Drafts drawn by a Canadian Borrower to be accepted as Acceptances shall be signed by a duly authorized officer or officers of such Canadian Borrower or by its attorney-in-fact including any attorney in fact appointed pursuant to this Section 2.10(f).  Each Canadian Borrower hereby authorizes and requests each Applicable Lending Office of a Canadian Revolving Lender in accordance with each Drawing Notice received from such Canadian Borrower to take the measures with respect to a Draft or Drafts of such Canadian Borrower then in possession of such Applicable Lending Office specified in paragraph (c)(iii) of this Section 2.10.  In case any authorized signatory of such Canadian Borrower whose signature shall appear on any Draft shall cease to have such authority before the acceptance of a Draft with respect to such Draft, the obligations of a Canadian Borrower hereunder and under such Acceptance shall nevertheless be valid for all purposes as if such authority had remained in force until such creation.  The Administrative Agent and each Canadian Revolving Lender shall be fully protected in relying upon any instructions received from a Canadian Borrower (orally or otherwise) without any duty to make inquiry as to the genuineness of such instructions.  The Administrative Agent and each Canadian Revolving Lender shall be entitled to rely on instructions received from any Person identifying himself (orally or otherwise) as a duly authorized officer of a Canadian Borrower and shall not be liable for any errors, omissions, delays or interruptions in the transmission of such instructions.

(g)                               Exculpation.  No Applicable Lending Office of a Canadian Revolving Lender shall be responsible or liable for its failure to accept a Draft if the cause of such failure is, in whole or in part, due to the failure of a Canadian Borrower to provide the Drafts or the power of attorney described in paragraph (f) of this Section 2.10 to such Applicable Lending Office on a timely basis nor shall any Applicable Lending Office of a Canadian Revolving Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such Draft except loss or improper use arising by reason of the gross negligence or willful misconduct of such Applicable Lending Office.

(h)                              Rights of Canadian Revolving Lender as to Acceptances.  Neither the Administrative Agent nor any Applicable Lending Office of a Canadian Revolving Lender shall have any responsibility as to the application of the proceeds by a Canadian Borrower of any discount of any Acceptances.  For greater certainty, each Applicable Lending Office of a Canadian Revolving Lender may, at any time, purchase Acceptances issued by a Canadian Borrower and may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Acceptances accepted and/or purchased by it.

(i)                                  Acceptance Equivalent Loans.  Whenever a Canadian Borrower delivers a Drawing Notice to the Administrative Agent under this Agreement requesting the Canadian Revolving Lenders of any Class to accept Drafts, an Applicable Lending Office of a Canadian Revolving Lender of such Class which cannot or does not as a matter of policy accept Drafts (a “Non-Acceptance Canadian Lender”) shall, in lieu of accepting Drafts, make an Acceptance Equivalent Loan.  On each date on which Drafts are to be accepted, subject to the same terms and conditions applicable to the acceptance of Drafts, any Non-Acceptance Canadian Lender of the applicable Class that makes an Acceptance Equivalent Loan, upon delivery by a Canadian Borrower of an executed Discount Note payable to the order of such Non-Acceptance Canadian Lender, will remit to the Administrative Agent in immediately available funds for the account of such Canadian Borrower the Acceptance equivalent discount proceeds in respect of the Discount Notes issued by such Canadian Borrower to the Non-Acceptance Canadian Lender.  Each Non-Acceptance Canadian Lender may agree, in lieu of receiving any Discount Notes, that such Discount Notes may be uncertificated and the applicable Acceptance Equivalent Loan shall be evidenced by a loan account which such Non-Acceptance Canadian Lender shall maintain in its name, and reference to such uncertificated Discount Notes elsewhere in this Agreement shall be deemed to include reference to the relevant Acceptance Equivalent Loan or loan account, as applicable.

(j)                                  Terms Applicable to Discount Notes.  The term “Acceptance” when used in this Agreement shall be construed to include Discount Notes and all terms of this Agreement applicable to Acceptances shall apply equally to Discount Notes evidencing Acceptance Equivalent Loans with such changes as may in the context be necessary (except that no Discount Note may be sold, rediscounted or otherwise disposed of by the Non-Acceptance Canadian Lender making Acceptance Equivalent Loans).  For greater certainty:

(A)                                                                           a Discount Note shall mature and be due and payable on the same date as the maturity date for Acceptances specified in the applicable Drawing Notice;

(B)                                                                            an Acceptance Fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the Acceptance Fee in respect of an Acceptance;

(C)                                                                            a discount applicable to a Discount Note shall be calculated in the same manner and at the Discount Rate that would be applicable to Acceptances accepted by a Schedule II/ III Reference Lender pursuant to the applicable Drawing Notice;

(D)                                                                           an Acceptance Equivalent Loan made by a Non-Acceptance Canadian Lender will be considered to be part of a Non-Acceptance Canadian Lender’s outstanding Acceptances for all purposes of this Agreement; and

(E)                                                                             a Canadian Borrower shall deliver Discount Notes to each Non-Acceptance Canadian Lender and grants to each Non-Acceptance Canadian Lender a power of attorney in respect of the completion and execution of Discount Notes, each in accordance with Section 2.10(f).

(k)                              Prepayment of Acceptances and Discount Notes.  No Acceptance or Discount Note may be repaid or prepaid prior to the maturity date of such Acceptance or Discount Note, except in accordance with the provisions of Section 2.18(d) or Section 8.

(l)                                  Depository Bills and Notes Act.  At the option of the Canadian Borrowers and any Applicable Lending Office of a Canadian Revolving Lender, Acceptances and Discount Notes under this Agreement to be accepted by such Applicable Lending Office may be issued in the form of depository bills and depository notes, respectively, for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada).  All depository bills and depository notes so issued shall be governed by the Depository Bills and Notes Act (Canada) and the provisions of this Section 2.10.

(m)                          Acceptance Fee.  Each Canadian Borrower agrees to pay to each Applicable Lending Office of a Canadian Revolving Lender a fee (the “Acceptance Fee”) in advance and in Canadian Dollars, at a rate per annum equal to the Applicable Margin for Revolving Loans which are Eurocurrency Loans, on the date of acceptance of each Acceptance.  All Acceptance Fees shall be calculated on the face amount of the Acceptance issued and computed on the basis of the actual number of days in the term thereof and a year of 365 days.  The Acceptance Fee shall be in addition to any other fees payable to each Applicable Lending Office of a Canadian Revolving Lender in connection with the issuance or discounting of such Acceptance.  The discount rate for Acceptance Fees shall be calculated under terms customary to the practice of the Applicable Lending Offices of Canadian Revolving Lenders and shall be based upon a year of 365 days and the term of such Acceptance.

2.11                    Swingline Commitment.  (a)  Subject to the terms and conditions hereof, each Swingline Lender of any Class agrees to make a portion of the credit otherwise available to the Company and any Domestic Subsidiary Borrower under the Domestic Revolving Commitments of such Class from time to time during the applicable Revolving Commitment Period by making swing line loans (“Swingline Loans”) in Dollars to the Company and any Domestic Subsidiary Borrower; provided that (i) the aggregate principal amount of Swingline Loans of any Class made by such Swingline Lender outstanding at any time shall not exceed the Swingline Commitment of such Class of such Swingline Lender then in effect (notwithstanding that the Swingline Loans of the applicable Class outstanding at any time, when aggregated with any Swingline Lender’s other outstanding Domestic Revolving Loans of such Class, may exceed such Lender’s Swingline Commitment of such Class then in effect), (ii) the Company or the relevant Subsidiary Borrower shall not request any Swingline Loan of any Class if, after giving effect to the making of such Swingline Loan and the use of proceeds thereof, the aggregate amount of the Available Domestic Revolving Commitments of such Class would be less than zero and (iii) after giving effect to such borrowing and the use of proceeds thereof, (A) [Reserved], (B) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments at such time, (C) (1) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (2) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect and (D) the Outstanding Amount of all Swingline Loans shall not exceed the Swingline Sublimit.  During the Revolving Commitment Period in respect of any Class, the Company and any Domestic Subsidiary Borrower may use the Swingline Commitment in respect of such Class by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.

(b)                              The Swingline Loans may from time to time be (i) ABR Loans, (ii) Money Market Rate Loans or (iii) a combination thereof, as determined by the Company and notified to and, in the case of any Money Market Rate Loan, consented to by the relevant Swingline Lender in accordance herewith.

(c)                               The Company or relevant Subsidiary Borrower shall repay to the relevant Swingline Lender the then unpaid principal amount of each Swingline Loan advanced by such Swingline Lender on the earliest of (i) the date that is ten Business Days after the date of such advance, (ii) the applicable Revolving Termination Date then in effect and (iii) the Interest Payment Date with respect thereto.

2.12                    Procedure for Swingline Borrowing; Refunding of Swingline Loans.  (a)  Whenever the Company or any Domestic Subsidiary Borrower desires that a Swingline Lender of any Class make Swingline Loans of such Class it shall give such Swingline Lender telephonic notice confirmed promptly in writing (which telephonic notice must be received by such Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount, Class and Type of Swingline Loan to be borrowed, (ii) with respect to any Money Market Rate Loan, the length of the Interest Period therefor and (iii) the requested Borrowing Date (which shall be a Business Day during the applicable Revolving Commitment Period).  Prior to any such notice, the Company or the relevant Subsidiary Borrower may request a quote from the relevant Swingline Lender as to the Money Market Rate that would apply to such Swingline Loan if it were to be a Money Market Rate Loan for the Interest Period specified by the Company or such Subsidiary Borrower, and such Swingline Lender shall promptly notify the Company or the relevant Subsidiary Borrower whether it is willing to make a Money Market Rate Loan and, if applicable, provide such a quote for such Interest Period.  If the Company or such Subsidiary Borrower accepts such rate, such Swingline Loan shall be a Money Market Rate Loan for such Interest Period bearing interest at such rate.  The relevant Swingline Lender shall promptly confirm such quote with respect to the Money Market Rate Loan to be made in writing.  Each borrowing under the Swingline Commitment of any Class shall be in an amount equal to $25,000,000 or a whole multiple of $1,000,000 in excess thereof.  Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, such Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by such Swingline Lender.  The Administrative Agent shall make the proceeds of such Swingline Loan available to the Company or relevant Subsidiary Borrower on such Borrowing Date by depositing such proceeds in the account of the Company or relevant Subsidiary Borrower with the Administrative Agent or such other account as the Company or the relevant Subsidiary Borrower may specify to the Administrative Agent in writing on such Borrowing Date in immediately available funds.  Such Swingline Lender shall not make any Swingline Loan in the period commencing on the first Business Day after it receives written notice from the Administrative Agent that one or more of the conditions precedent contained in Section 5.2 shall not on such date be satisfied, and ending when such conditions are satisfied.  The Administrative Agent shall immediately notify the Swingline Lender upon becoming aware that such conditions in Section 5.2 are thereafter satisfied. Such Swingline Lender shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2 have been satisfied in connection with the making of any Swingline Loan.  Notwithstanding the foregoing, the Company and any Swingline Lender may at any time and from time to time enter into agreements which provide for procedures for soliciting, extending and funding Swingline Loans to the Company or any Subsidiary Borrower which differ from those specified herein.

(b)                              Each Swingline Lender of any Class, at any time and from time to time in its sole and absolute discretion may, on behalf of the Company or relevant Subsidiary Borrower (each of which hereby irrevocably directs each Swingline Lender to act on its behalf), on one Business Day’s notice given by such Swingline Lender to the Administrative Agent no later than 12:00 Noon, New York City time, request each Domestic Revolving Lender of such Class to make, and each Domestic Revolving Lender of such Class hereby agrees to make, a Domestic Revolving Loan of such Class, in an amount equal to such Domestic Revolving Lender’s 2018 Domestic Revolving Percentage or 2020 Domestic Revolving Percentage, as the case may be, of the aggregate amount of the Swingline Loans of the applicable Class advanced by such

Swingline Lender (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay such Swingline Lender.  Each Domestic Revolving Lender of the applicable Class shall make the amount of such Domestic Revolving Loan of the applicable Class available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice.  The proceeds of such Domestic Revolving Loans shall be immediately made available by the Administrative Agent to the relevant Swingline Lender for application by such Swingline Lender to the repayment of the Refunded Swingline Loans.

(c)                               If prior to the time a Domestic Revolving Loan would have otherwise been made pursuant to Section 2.12(b), one of the events described in  Section 8(f) shall have occurred and be continuing with respect to the Company or if for any other reason, as determined by a Swingline Lender in its sole discretion, Domestic Revolving Loans of the applicable Class may not be made as contemplated by Section 2.12(b), each   Domestic Revolving Lender of the applicable Class shall, on the date such Domestic Revolving Loan was to have been made pursuant to the notice referred to in Section 2.12(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans of the applicable Class by paying to the relevant Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Domestic Revolving Lender’s 2018 Domestic Revolving Percentage or 2020 Domestic Revolving Percentage, as the case may be, times (ii) the aggregate principal amount of Swingline Loans of the applicable Class advanced by such Swingline Lender(s) then outstanding that were to have been repaid with such Domestic Revolving Loans, and any Swingline Loans that are Money Market Rate Loans shall be automatically converted to ABR Loans on such date.

(d)                              Whenever, at any time after a Swingline Lender has received from any Domestic Revolving Lender such Lender’s Swingline Participation Amount, such Swingline Lender receives any payment on account of the applicable Swingline Loans, such Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans advanced by such Swingline Lender(s) then due); provided, however, that in the event that such payment received by a Swingline Lender is required to be returned, such Domestic Revolving Lender will return to such Swingline Lender any portion thereof previously distributed to it by such Swingline Lender.

(e)                               Each Domestic Revolving Lender’s obligation to make the Loans referred to in Section 2.12(b) and to purchase participating interests pursuant to Section 2.12(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Domestic Revolving Lender or the Company or any Subsidiary Borrower may have against the Swingline Lender, the Company or any Subsidiary Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary Borrower, (iv) any breach of this Agreement or any other Loan Document by the Company, any Subsidiary Borrower, any other Loan Party or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(f)                                The Company hereby represents and warrants that there are no Swingline Loans outstanding on the Amendment and Restatement Effective Date.

2.13                    New or Successor Swingline Lender; Swingline Commitments.  The Company may (a) terminate the Swingline Commitment of any Swingline Lender for any reason upon not less than three Business Days prior written notice to the Administrative Agent and such Swingline Lender, (b) add additional Swingline Lenders (with the consent of such Lenders) and (c) increase (with the consent of such Lender) or decrease the Swingline Commitment of any existing Swingline Lender at any time upon notice to the Administrative Agent in accordance with the provisions of this Section 2.13.  If the Company shall decide to add a new Swingline Lender under this Agreement, then the Company may appoint from among the Domestic Revolving Lenders a new Swingline Lender, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), whereupon such Lender shall become a Swingline Lender under this Agreement and the other Loan Documents with the rights, powers and duties of a Swingline Lender hereunder.  Upon the termination of the Swingline Commitments of a Swingline Lender, the Company shall pay to the terminated Swingline Lender all principal and accrued interest on outstanding Swingline Loans owing to such terminated Swingline Lender.  The acceptance of any appointment as a Swingline Lender hereunder in accordance with this Agreement or the increase of the Swingline Commitment of any existing Swingline Lender, shall be evidenced by an agreement entered into by such Swingline Lender in a form reasonably satisfactory to the Company, such Swingline Lender and the Administrative Agent and, from and after the effective date of such agreement, such new or successor lender of Swingline Loans shall become a “Swingline Lender” hereunder or such increased Swingline Commitment shall become effective.  The Administrative Agent shall promptly notify the Lenders of the effectiveness of any addition of a Swingline Lender, or any increased Swingline Commitment pursuant to this Section 2.13.

2.14                    Competitive Bid Procedure.  (a) Subject to the terms and conditions set forth herein, from time to time during the Revolving Commitment Period in respect of any Class of Domestic Revolving Commitments the Company may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans of the applicable Class in Dollars; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) [Reserved], (ii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect and (iii) (A) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (B) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments at such time.  To request Competitive Bids, the Company shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) by delivery of a Competitive Bid Request not later than 12:00 Noon New York City time (A) four Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Competitive Loans, or (B) one Business Day prior to the requested Borrowing Date, in the case of Fixed Rate Loans.  Each such Competitive Bid Request shall specify (1) the amount (which shall be a minimum of $50,000,000) and Type and Class of the requested Competitive Loans, (2) the requested Borrowing Date and (3) the requested Interest Period applicable thereto; provided that the Company may request offers to make Competitive Loans for more than one Interest Period or for multiple Types and Classes of Competitive Loans in a single Competitive Bid Request.

(b)                              Promptly following receipt of a Competitive Bid Request conforming to the requirements of this Section (but, in any event, no later than 3:00 p.m. New York City time, on the date of receipt thereof), the Administrative Agent shall notify the Revolving Lenders of the applicable Class of the details thereof, inviting the Revolving Lenders of such Class to submit Competitive Bids.

(c)                               Each Revolving Lender of the applicable Class (or any Applicable Lending Office of such Lender) may (but shall not have any obligation to) make one or more Competitive Bids to the Company in response to a Competitive Bid Request.  Each Competitive Bid by a Revolving Lender must be in the form of Exhibit J and must be received by the Administrative Agent at its office specified in Section 10.2 not later than 9:30 A.M., New York City time, three Business Days before the proposed Borrowing Date, in the case of Eurocurrency Competitive Loans, or 9:30 A.M., New York City time, on the proposed Borrowing Date, in the case of Fixed Rate Loans.  Competitive Bids that do not conform substantially to Exhibit J may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable if such bid is rejected.  Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and which may equal the entire principal amount of the Competitive Loans requested by the Company) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.  A Competitive Bid may set forth up to five separate offers by a quoting Lender with respect to each Interest Period specified in a Competitive Bid Request.   A Competitive Bid submitted pursuant to this paragraph (c) shall be irrevocable.

(d)                              The Administrative Agent shall promptly (and, in any event, by no later than 10:00 A.M., New York City time (i) three Business Days before the proposed Borrowing Date, in the case of Eurocurrency Competitive Loans, and (ii) on the proposed Borrowing Date, in the case of Fixed Rate Loans) notify the Company of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid and, as soon as practical thereafter, shall provide the Company with a copy of all Competitive Bids (including rejected bids).

(e)                               Subject only to the provisions of this paragraph, the Company may accept or reject any Competitive Bid.  The Company shall notify the Administrative Agent by telephone, promptly confirmed in writing by delivery of a Competitive Bid Accept/Reject Letter to the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid not later than 10:30 A.M., New York City time (x) three Business Days before the proposed Borrowing Date, in the case of Eurocurrency Competitive Loans, and (y) on the proposed Borrowing Date, in the case of Fixed Rate Loans; provided that (i) the failure of the Company to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Company shall not accept a Competitive Bid of a particular Type made at a particular Competitive Bid Rate if the Company rejects a Competitive Bid for Loans of such Type made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Company shall not exceed the aggregate amount of the requested Competitive Loans specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Company may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made (as nearly as possible) pro rata in accordance with the amount of each such Competitive Bid with such amounts rounded (as nearly as possible) to integral multiples of $1,000,000, in a manner determined by the Company, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan made by a Lender unless such Competitive Loan is in a minimum principal amount of $5,000,000.  A notice given by the Company pursuant to this paragraph shall be irrevocable.

(f)                                The Administrative Agent shall promptly (and, in any event, by 11:00 A.M., New York City time (i) three Business Days before the proposed Borrowing Date, in the case of Eurocurrency Competitive Loans, and (ii) on the proposed Borrowing Date, in the case of Fixed Rate Loans) notify each bidding Lender whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

(g)                               If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Company at least one half of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (c) of this Section.

(h)                              The Company shall repay each outstanding Competitive Loan on the last day of the Interest Period therefor.

2.15                    Facility Fees, etc.  (a)  The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender of any Class a facility fee for the period from and including the Closing Date (or such later date as such Lender shall become a Lender hereunder) to the day on which all Revolving Extensions of Credit of such Class of such Lender have been paid in full and the Revolving Commitments of such Class of such Lender have been terminated, computed at the Facility Fee Rate for such Class on the average daily amount of the Revolving Commitments (other than Brazilian Revolving Commitments and Converted RMB Revolving Commitments) of such Class of such Lender (whether used or unused) or, if such Revolving Commitments of such Class have been terminated, on the daily average Revolving Extensions of Credit (other than Brazilian Revolving Extensions of Credit and Converted RMB Revolving Extensions of Credit) of such Class of such Lender during the related Fee Payment Period for which payment is made, payable in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof.

(b)                              Ford Brasil agrees to pay to each Brazilian Revolving Lender of any Class a facility fee for the period from and including the Eleventh Amendment Effective Date (or such later date as such Lender shall become a Brazilian Revolving Lender hereunder) to the day on which all Brazilian Revolving Extensions of Credit of such Class of such Lender have been paid in full and the Brazilian Revolving Commitments of such Class of such Lender have been terminated, computed at the Facility Fee Rate for such Class on the average daily amount of the Brazilian Revolving Commitments of such Class of such Lender (whether used or unused) or, if such Brazilian Revolving Commitments of such Class have been terminated, on the daily average Brazilian Revolving Extensions of Credit of such Class of such Lender during the related Fee Payment Period for which payment is made, payable in arrears in Brazilian Reais on each Fee Payment Date, commencing on the first such date to occur after the date hereof.

(c)                               The Company agrees to pay to the RMB Administrative Agent for the account of each Converted RMB Revolving Lender of any Class a facility fee for the period from and including the Eleventh Amendment Effective Date (or such later date as such Lender shall become a Converted RMB Revolving Lender hereunder) to the day on which all Converted RMB Revolving Extensions of Credit of such Class of such Lender have been paid in full and the Converted RMB Revolving Commitments of such Class of such Lender have been terminated, computed at the Facility Fee Rate for such Class on the average daily amount of the Converted RMB Revolving Commitments of such Class of such Lender (whether used or unused) or, if such Converted RMB Revolving Commitments of such Class have been terminated, on the daily average Converted RMB Revolving Extensions of Credit of such Class of such Lender during the related Fee Payment Period for which payment is made, payable in arrears in RMB on each Fee Payment Date, commencing on the first such date to occur after the date hereof.

(d)                              The Company agrees to pay to the Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent.  Ford Brasil agrees to pay to the Brazilian Administrative Agent the fees in the amounts and on the dates as set forth in any fee agreements with the Brazilian Administrative Agent.

2.16                    Termination, Reduction or Reallocation of Revolving Commitments.  (a)  The Company shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments under any Revolving Facility or, from time to time, to reduce the amount of the Revolving Commitments under any Revolving Facility; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments, the Total 2018 Revolving Extensions of Credit would exceed the Total 2018 Revolving Commitments, the Total 2020 Revolving Extensions of Credit would exceed the Total 2020 Revolving Commitments, or the Revolving Extensions of Credit under any Revolving Facility would exceed the Revolving Commitments under such Revolving Facility.  Any such reduction shall be in an amount equal to $250,000,000, or a whole multiple of $25,000,000 in excess thereof (or (i) in the case of any Brazilian Revolving Facility of any Class, $10,000,000 or a whole multiple of $5,000,000 in excess thereof (in each case, computed using the then applicable Applicable Brazilian Reais Conversion Rate) or (ii) in the case of any Converted RMB Revolving Facility of any Class, 50,000,000 RMB or whole multiple of 10,000,000 RMB in excess thereof), and shall reduce permanently such Revolving Commitments under such Facility then in effect.  Each notice delivered by the Company pursuant to this Section 2.16 shall be irrevocable; provided, that a notice to terminate any Revolving Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or a Change of Control, in which case, such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Notwithstanding the foregoing, the revocation of a termination notice shall not affect the Company’s obligation to indemnify any Lender in accordance with Section 2.27 for any loss or expense sustained or incurred as a consequence thereof.

(b)                              The Company shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to require Revolving Lenders under either Canadian Revolving Facility and/or either Multicurrency Revolving Facility to reallocate their Revolving Commitments thereunder to the Domestic Revolving Facility of the corresponding Class; provided that, after giving effect to any such reallocation, the aggregate Canadian Revolving Extensions of Credit under the Canadian Revolving Commitments of any Class shall not exceed the aggregate Canadian Revolving Commitments of such Class and the aggregate Multicurrency Revolving Extensions of Credit under the Multicurrency Revolving Commitments of any Class shall not exceed the aggregate Multicurrency Revolving Commitments of such Class.  Any such reallocation shall be in an amount equal to $25,000,000, or a whole multiple of $1,000,000 in excess thereof.  Any such reallocation shall reduce the Revolving Commitment of Lenders under the applicable Canadian Revolving Facility or the applicable Multicurrency Revolving Facility, as applicable, pro rata in accordance with their existing Revolving Commitment under such Facility at such time and increase each such Revolving Lender’s Domestic Revolving Commitment of the corresponding Class by such amount; provided that if such reallocation would result in amounts being payable by the Company or any Subsidiary Borrower to any Lender under Section 2.25 or Section 2.26, such Lender shall change its Applicable Lending Office to avoid such result.  On the date of any such reallocation, (i) each relevant Revolving

Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to cause, after giving effect to such increased Domestic Revolving Commitments and reduced Canadian Revolving Commitments and/or Multicurrency Revolving Commitments of the applicable Class and the application of such amounts to prepay Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class of other relevant Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class, the Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class to be held ratably by all Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class in accordance with their respective Domestic Revolving Commitments and/or Canadian Revolving Commitments and/or Multicurrency Revolving Commitments of such Class after giving effect to such increase, (ii) the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Domestic Revolving Loans and/or Canadian Revolving Loans and/or Multicurrency Revolving Loans of such Class and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Domestic Revolving Lenders and/or Canadian Revolving Lenders and/or Multicurrency Revolving Lenders of such Class the amounts, if any, payable under Section 2.27 as a result of such prepayment.

(c)                               The Company may at any time or from time to time after the Closing Date, by notice to the Administrative Agent, any other relevant Applicable Administrative Agent and the relevant Revolving Lenders, request that one or more of the Revolving Lenders under either Domestic Revolving Facility reallocate a portion of their respective Domestic Revolving Commitments under such Domestic Revolving Facility to the Canadian Revolving Facility of the corresponding Class, the Brazilian Revolving Facility of the corresponding Class, the Unconverted RMB Revolving Facility of the corresponding Class or the Multicurrency Revolving Facility of the corresponding Class, as the case may be; provided that, after giving effect to any such reallocation and any prepayment of the Domestic Revolving Loans of the applicable Class (which may include a non pro rata prepayment of the Domestic Revolving Lenders of the applicable Class agreeing to such reallocation), the Domestic Revolving Extensions of Credit under the Domestic Revolving Commitments of the applicable Class shall not exceed the Domestic Revolving Commitments of such Class.  Each notice from the Company pursuant to this paragraph (c) shall set forth the requested amount and Class of such reallocation and date of such reallocation (which shall be at least three Business Days after the date of such request) and shall also set forth the agreement of the relevant Domestic Revolving Lenders to such reallocation.  Domestic Revolving Lenders of any Class agreeing to reallocate a portion of their Domestic Revolving Commitments of such Class to such other Revolving Facility of such Class shall have such portion of their Domestic Revolving Commitment of such Class reallocated as provided in such notice.  On the date of any such reallocation, (i) each relevant Revolving Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine is necessary in order to cause, after giving effect to such reallocation and the application of such amounts to prepay Revolving Loans under the relevant Revolving Facility or Facilities, the Revolving Loans under each Revolving Facility to be held ratably by all Revolving Lenders under such Facility in accordance with their respective Revolving Commitments under such Revolving Facility after giving effect to such reallocation, (ii) the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Revolving Loans under the relevant Facility or Facilities and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Revolving Lenders the amounts, if any, payable under Section 2.27 as a result of such prepayment(s).  Notwithstanding anything in this paragraph (c) to the contrary, no Domestic Revolving Lender shall be obligated to transfer any portion of its Domestic Revolving

Commitments to a Canadian Revolving Facility, a Brazilian Revolving Facility, an Unconverted RMB Revolving Facility or a Multicurrency Revolving Facility unless such Revolving Lender agrees.  The initial amount in Brazilian Reais of any Brazilian Revolving Commitments of any Class resulting from any such reallocation of Domestic Revolving Commitments of such Class shall be equal to the amount in Dollars of the Domestic Revolving Commitments so reallocated multiplied by the Brazilian Exchange Rate on the second Business Day prior to the date of such reallocation and shall thereafter be adjusted pursuant to the second sentence of the definition of “2018 Brazilian Revolving Commitment” or “2020 Brazilian Revolving Commitment”, as applicable.

(d)                              The Company may at any time or from time to time after the Eleventh Amendment Effective Date, by notice to the Administrative Agent, the RMB Administrative Agent and the relevant Revolving Lenders, request that all of the Revolving Lenders under any RMB Revolving Facility reallocate a portion of their respective RMB Revolving Commitments under such RMB Revolving Facility to the Domestic Revolving Facility of the corresponding Class; provided that, after giving effect to any such reallocation and any prepayment of the RMB Revolving Loans under such RMB Revolving Facility of the applicable Class (which may include a non pro rata prepayment of the RMB Revolving Lenders under such RMB Revolving Facility of the applicable Class agreeing to such reallocation), the RMB Revolving Extensions of Credit under the RMB Revolving Commitments under such RMB Revolving Facility of the applicable Class shall not exceed the RMB Revolving Commitments under such RMB Revolving Facility of such Class.  Each notice from the Company pursuant to this paragraph (d) shall set forth the requested aggregate amount (the “RMB Commitment Reallocation Request Amount”), the RMB Revolving Facility and Class of such reallocation and the proposed date of such reallocation (which shall be at least ten Business Days after the date of such request) and the date by which RMB Revolving Lenders must provide the RMB Commitment Reallocation Response (the “RMB Commitment Reallocation Response Deadline”).  RMB Revolving Lenders under any RMB Revolving Facility of any Class agreeing to reallocate a portion of their RMB Revolving Commitments under such RMB Revolving Facility of such Class to the Domestic Revolving Facility of such Class shall, prior to the RMB Commitment Reallocation Response Deadline, deliver a written response (“RMB Commitment Reallocation Response”) to the Company, with a copy to the Administrative Agent and the RMB Administrative Agent, which shall contain (x) each RMB Revolving Lender’s agreement to such reallocation and (y) the amount of such RMB Revolving Lender’s RMB Revolving Commitment under such RMB Revolving Facility of such Class that such RMB Revolving Lender is agreeing to reallocate.  Any RMB Revolving Lender that does not deliver an RMB Commitment Reallocation Response to the Company prior to the RMB Commitment Reallocation Response Deadline shall be deemed not to agree to any such reallocation. If the aggregate amount of RMB Revolving Commitments under such RMB Revolving Facility of such Class offered to be reallocated pursuant to all RMB Commitment Reallocation Responses exceeds the RMB Commitment Reallocation Request Amount, each applicable RMB Revolving Lender shall have a pro rata portion (based on the respective amounts included in all RMB Commitment Reallocation Responses) of the amount set forth in its RMB Commitment Reallocation Response reallocated pursuant to this Section 2.16(d).  On the date of any such reallocation, (i) each relevant Revolving Lender shall make available to the Applicable Administrative Agent such amounts in immediately available funds as the Applicable Administrative Agent shall determine are necessary in order to cause, after giving effect to such reallocation and the application of such amounts to prepay Revolving Loans of the applicable Class under the Domestic Revolving Facility and/or RMB Revolving Facility of such Class, the Revolving Loans under the Domestic Revolving Facility and/or RMB Revolving Facility of such Class to be held ratably by all Revolving Lenders under the Domestic Revolving Facility and/or RMB Revolving Facility of

such Class in accordance with their respective Revolving Commitments under the Domestic Revolving Facility and/or RMB Revolving Facility of such Class after giving effect to such reallocation, (ii) the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Revolving Loans under the Domestic Revolving Facility and/or RMB Revolving Facility of such Class and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Revolving Lenders the amounts, if any, payable under Section 2.27 as a result of such prepayment(s).  Notwithstanding anything in this paragraph (d) to the contrary, no RMB Revolving Lender of any Class shall be obligated to transfer any portion of its RMB Revolving Commitments of such Class to the Domestic Revolving Facility of such Class unless such RMB Revolving Lender agrees.  The amount, in Dollars, of any Domestic Revolving Commitments of any Class resulting from any such reallocation of Converted RMB Revolving Commitments of such Class shall be calculated on the basis of the RMB Exchange Rate in effect on the Business Day prior to the date that such reallocation is effective.

(e)                               The Company may at any time or from time to time after the Eleventh Amendment Effective Date, by notice to the Administrative Agent, the Brazilian Administrative Agent and the relevant Revolving Lenders, request that all of the Revolving Lenders under a Brazilian Revolving Facility of any Class reallocate a portion of their respective Revolving Commitments under such Brazilian Revolving Facility to the Domestic Revolving Facility of the corresponding Class; provided that, after giving effect to any such reallocation and any prepayment of the Brazilian Revolving Loans of the applicable Class (which may include a non pro rata prepayment of the Brazilian Revolving Lenders of the applicable Class agreeing to such reallocation), the Brazilian Revolving Extensions of Credit under the Brazilian Revolving Commitments of the applicable Class shall not exceed the Brazilian Revolving Commitments of such Class.  Each notice from the Company pursuant to this paragraph (e) shall set forth the requested aggregate amount (the “Brazilian Commitment Reallocation Request Amount”) and Class of such reallocation and the proposed date of such reallocation (which shall be at least three Business Days after the date of such request) and the date by which the Brazilian Revolving Lenders must provide the Brazilian Commitment Reallocation Response (the “Brazilian Commitment Reallocation Response Deadline”).  Brazilian Revolving Lenders of any Class agreeing to reallocate a portion of their Brazilian Revolving Commitments of such Class to the Domestic Revolving Facility of such Class shall, prior to the Brazilian Commitment Reallocation Response Deadline, deliver a written response (the “Brazilian Commitment Reallocation Response”) to the Company, with a copy to the Administrative Agent and the Brazilian Administrative Agent, which shall contain (x) each Brazilian Revolving Lender’s agreement to such reallocation and (y) the amount of such Brazilian Revolving Lender’s Brazilian Revolving Commitment of such Class that such Brazilian Revolving Lender is agreeing to reallocate.  Any Brazilian Revolving Lender who does not deliver a Brazilian Commitment Reallocation Response to the Company on or prior to the Brazilian Commitment Reallocation Response Deadline shall be deemed not to agree to any such reallocation.  If the aggregate amount of Brazilian Revolving Commitments of such Class offered to be reallocated pursuant to all Brazilian Commitment Reallocation Responses exceeds the Brazilian Commitment Reallocation Request Amount, each applicable Brazilian Revolving Lender shall have a pro rata portion (based on the respective amounts included in all Brazilian Commitment Reallocation Responses) of the amount set forth in its Brazilian Commitment Reallocation Response reallocated pursuant to this Section 2.16(e).  On the date of any such reallocation, (i) each relevant Revolving Lender shall make available to the Applicable Administrative Agent such amounts in immediately available funds as the Applicable Administrative Agent shall determine are necessary in order to cause, after giving effect to such reallocation and the application of such amounts to prepay Revolving Loans under the Domestic Revolving Facility and/or Brazilian Revolving Facility of the applicable Class, the Revolving Loans under the Domestic Revolving Facility and/or Brazilian Revolving Facility of such Class to be held ratably by all Revolving Lenders under the Domestic Revolving Facility and/or Brazilian Revolving Facility of such Class in accordance with their respective Revolving Commitments under the Domestic Revolving Facility and/or Brazilian Revolving Facility of such Class after giving effect to such reallocation, (ii) the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Revolving Loans under the Domestic Revolving Facility and/or Brazilian Revolving Facility of such Class and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Revolving Lenders the amounts, if any, payable under Section 2.27 as a result of such prepayment(s).  Notwithstanding anything in this paragraph (e) to the contrary, no Brazilian Revolving Lender of any Class shall be obligated to transfer any portion of its Brazilian Revolving Commitments  of such Class to the Domestic Revolving Facility of such Class unless such Brazilian Revolving Lender agrees. The amount, in Dollars, of any Domestic Revolving Commitments of any Class resulting from any such reallocation of Brazilian Revolving Commitments of such Class shall be calculated on the basis of the Applicable Brazilian Reais Conversion Rate in effect on the date that such reallocation is effective.

2.17                    Optional Prepayments.  The Company and any relevant Subsidiary Borrower may at any time and from time to time prepay the Loans (other than Brazilian Revolving Loans), in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 12:00 Noon, New York City time, three Business Days prior thereto, in the case of Eurocurrency Loans (or the RMB Administrative Agent no later than 11:00 A.M., Hong Kong time, three Business Days prior thereto, in the case of CNHHIBOR Loans), and no later than 12:00 Noon, New York City time, on the day of such prepayment, in the case of ABR Loans or Canadian Base Rate Loans, which notice shall specify the applicable Facility and the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans (or CNHHIBOR Loans), ABR Loans, or Canadian Base Rate Loans; provided, that (a) if a Eurocurrency Loan (or a CNHHIBOR Loan) is prepaid on any day other than the last day of the Interest Period applicable thereto, the Company or relevant Subsidiary Borrower shall also pay any amounts owing pursuant to Section 2.27 and (b) no Competitive Loan may be prepaid without the consent of the Lender thereof except for any prepayment in connection with a Change of Control or in order to cure an Event of Default; provided, further, that such notice to prepay the Loans delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or a Change of Control, in which case such notice may be revoked by the Company (by further notice to the Administrative Agent  (or in the case of a CNHHIBOR Loan, the RMB Administrative Agent) on or prior to the specified effective date) if such condition is not satisfied.  Notwithstanding the foregoing, the revocation of a prepayment notice shall not affect the Company’s obligation to indemnify any Lender in accordance with Section 2.27 for any loss or expense sustained or incurred as a consequence thereof.  Upon receipt of any such notice the Administrative Agent (or in the case of a CNHHIBOR Loan, the RMB Administrative Agent) shall promptly notify each relevant Lender thereof.  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans or Swingline Loans that are ABR Loans or Canadian Base Rate Loans) accrued interest to such date on the amount prepaid.  Partial prepayments of Revolving Loans shall be in an integral multiple of 1,000,000 units of the Currency of such Loan and no less than the Dollar Equivalent of $25,000,000.  Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $10,000,000 or a whole multiple thereof.  Brazilian Revolving Loans may be voluntarily prepaid by the relevant Brazilian Subsidiary Borrower in accordance with the Master Brazilian Facilities Agreement and the applicable Brazilian Borrowing Instruments.

2.18                    Mandatory Prepayments.

(a)                               On each Brazilian Revolving Commitment Recalculation Date (or, if such Brazilian Revolving Commitment Recalculation Date is not a Business Day, the first Business Day thereafter), the Brazilian Administrative Agent shall determine the aggregate outstanding Brazilian Revolving Extensions of Credit under each Brazilian Revolving Facility as of such Brazilian Revolving Commitment Recalculation Date.  If, as of any Brazilian Revolving Commitment Recalculation Date, the aggregate outstanding Brazilian Revolving Extensions of Credit under either Brazilian Revolving Facility exceeds the aggregate Brazilian Revolving Commitments under such Brazilian Revolving Facility as of such Brazilian Revolving Commitment Recalculation Date by 5% or more, then the Brazilian Administrative Agent shall notify the Company and the Brazilian Subsidiary Borrowers and, within five Business Days of such notice, the Brazilian Subsidiary Borrowers shall prepay Brazilian Revolving Loans under such Brazilian Revolving Facility in an aggregate principal amount at least equal to such excess; provided that the failure of the Brazilian Administrative Agent to determine the aggregate outstanding Brazilian Revolving Extensions of Credit under each Brazilian Revolving Facility as provided in this Section 2.18(a) shall not subject the Brazilian Administrative Agent to any liability hereunder.

(b)                              On each Fee Payment Date, the Administrative Agent shall determine the Dollar Equivalent of the aggregate outstanding Multicurrency Revolving Extensions of Credit under each Multicurrency Revolving Facility as of the last day of the related Fee Payment Period.  If, as of the last day of any Fee Payment Period, the Dollar Equivalent of the aggregate outstanding Multicurrency Revolving Extensions of Credit under either Multicurrency Revolving Facility exceeds the aggregate Multicurrency Revolving Commitments under such Multicurrency Revolving Facility then in effect by 5% or more, then the Administrative Agent shall notify the Company and, within five Business Days of such notice, the Company or the relevant Subsidiary Borrower shall prepay Multicurrency Revolving Loans under such Multicurrency Revolving Facility in an aggregate principal amount at least equal to such excess; provided that the failure of the Administrative Agent to determine the Dollar Equivalent of the aggregate outstanding Multicurrency Revolving Extensions of Credit under each Multicurrency Revolving Facility as provided in this Section 2.18(a) shall not subject the Administrative Agent to any liability hereunder.

(c)                               On each Fee Payment Date, the Administrative Agent shall determine the Dollar Equivalent of the aggregate outstanding Domestic Revolving Extensions of Credit under each Domestic Revolving Facility (based on the Dollar Equivalent of the Outstanding Amount of any Letter of Credit denominated in a Currency other than Dollars as of the last day of the related Fee Payment Period).  If, as of the last day of any Fee Payment Period, the Dollar Equivalent of the aggregate outstanding Domestic Revolving Extensions of Credit under either Domestic Revolving Facility exceeds the aggregate Domestic Revolving Commitments under such Domestic Revolving Facility then in effect by 5% or more, then the Administrative Agent shall notify the Company and, within five Business Days of such notice, the Company or the relevant Subsidiary Borrower shall prepay Domestic Revolving Loans or Swingline Loans under such Domestic Revolving Facility in an aggregate principal amount at least equal to, or Collateralize outstanding Letters of Credit in an amount such that the Domestic Revolving Credit Exposures under the applicable Domestic Revolving Facility attributable to Letters of Credit is Collateralized in an amount equal to, such excess; provided that the failure of the Administrative Agent to determine the Dollar Equivalent of the aggregate outstanding Domestic Revolving Extensions of Credit under each Domestic Revolving Facility as provided in this Section 2.18(c) shall not subject the Administrative Agent to any liability hereunder.

(d)                              On each Fee Payment Date, the Administrative Agent shall determine the Dollar Equivalent of the aggregate outstanding Canadian Revolving Extensions of Credit under each Canadian Revolving Facility as of the last day of the related Fee Payment Period.  If, as of the last day of any Fee Payment Period, the Dollar Equivalent of the aggregate outstanding Canadian Revolving Extensions of Credit under either Canadian Revolving Facility exceeds the aggregate Canadian Revolving Commitments under such Canadian Revolving Facility then in effect by 5% or more, then the Administrative Agent shall notify the Company and, within five Business Days of such notice, the Company or the relevant Subsidiary Borrower shall prepay Canadian Revolving Loans under such Canadian Revolving Facility in an aggregate principal amount at least equal to such excess; provided that the failure of the Administrative Agent to determine the Dollar Equivalent of the aggregate outstanding Canadian Revolving Extensions of Credit under each Canadian Revolving Facility as provided in this Section 2.18(d) shall not subject the Administrative Agent to any liability hereunder.

2.19                    Conversion and Continuation Options.  (a)  The Company or any Subsidiary Borrower may elect from time to time to convert Eurocurrency Loans denominated in Dollars to ABR Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date, provided that any such conversion of Eurocurrency Loans that is not made on the last day of an Interest Period with respect thereto shall be subject to Section 2.27.  The Company or any Subsidiary Borrower may elect from time to time to convert ABR Loans to Eurocurrency Loans denominated in Dollars by giving the Administrative Agent prior irrevocable notice of such election no later than 12:00 Noon, New York City time, on the third Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefor); provided that no ABR Loan under a particular Facility may be converted into a Eurocurrency Loan denominated in Dollars when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions.  Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender, the Company and any relevant Subsidiary Borrower thereof.

(b)                              Any Eurocurrency Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Company or relevant Subsidiary Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period(s) to be applicable to such Loans; provided that no Eurocurrency Loan denominated in Dollars under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations (and the Administrative Agent shall notify the Company within a reasonable amount of time of any such determination); and provided, further, that if the Company or such Subsidiary Borrower shall fail to give any required notice as described above in this paragraph such Loan shall be automatically continued as a Eurocurrency Loan or an ABR Loan, as applicable, on the last day of such then expiring Interest Period and, in the case of any Eurocurrency Loan, shall have an Interest Period of the same duration as such expiring Interest Period.  Upon receipt of any such notice (or any such automatic continuation), the Administrative Agent shall promptly notify each relevant Lender, the Company and any relevant Subsidiary Borrower thereof.

2.20                    Limitations on Eurocurrency and CNHHIBOR Tranches.  (a) Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurocurrency Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that no more than 30 Eurocurrency Tranches shall be outstanding at any one time with respect to the Revolving Facilities.

(b)                              Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of CNHHIBOR Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that no more than 15 CNHHIBOR Tranches shall be outstanding at any one time with respect to the Converted RMB Revolving Facilities.

2.21                    Interest Rates and Payment Dates.  (a)  Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such Interest Period plus the Applicable Margin.

(b)                              Each CNHHIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to CNHHIBOR determined for such Interest Period plus the Applicable Margin.

(c)                               Each Eurocurrency Competitive Loan shall bear interest at a rate per annum equal to the Eurocurrency Base Rate applicable to such Loan plus (or minus, as applicable) the Margin.

(d)                              Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

(e)                               Each Canadian Base Rate Loan shall bear interest at a rate per annum equal to the Canadian Base Rate plus the Applicable Margin.

(f)                                Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

(g)                               Each Money Market Rate Loan shall bear interest during the Interest Period applicable thereto at a rate per annum equal to the Money Market Rate applicable to such Loan.

(h)                              Each Brazilian Revolving Loan shall bear interest in accordance with the Master Brazilian Facilities Agreement and the applicable Brazilian Borrowing Instrument.

(i)                                  (i) If all or a portion of the principal amount of any Loan (other than any Brazilian Revolving Loan) or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% per annum or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans under the applicable Domestic Revolving Facility plus 2% per annum, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any facility fee, Letter of Credit Fee or Acceptance Fee payable hereunder in respect of any Facility shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans, Canadian Base Rate Loans or CNHHIBOR Loans, as applicable under the relevant Facility unless such overdue amount is denominated in an Optional Currency, in which case such overdue amount shall bear interest at a rate per annum equal to the highest rate then applicable under this Agreement to Multicurrency Revolving Loans of the applicable Class denominated in such Optional Currency plus 2% per annum (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to ABR Loans under (x) for any Revolving Lender, the applicable Class of Domestic Revolving Facility (y) [Reserved] and (z) for the Administrative Agent, the 2020 Domestic Revolving Facility, in each case plus 2% per annum), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment). Overdue principal, interest and fees on any Brazilian Revolving Loan shall bear interest at the rate and be payable in the manner and at the times set forth in the Master Brazilian Facilities Agreement and the applicable Brazilian Borrowing Instruments.

(j)                                  Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (i) of this Section shall be payable from time to time on demand.

2.22                    Computation of Interest and Fees.  (a)  Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that (i) with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate or the US Base Rate (Canada) or Canadian Base Rate Loans or Acceptance Equivalent Loans, the interest thereon and all Acceptance Fees shall be calculated on the basis of a 365- (or 366-, as the case may be, except in the case of Acceptances or rates calculated based on the CDOR Rate) day year for the actual days elapsed, (ii) interest and fees payable with respect to Multicurrency Revolving Loans denominated in Pounds Sterling shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed, (iii) interest and fees payable with respect to Multicurrency Loans denominated in any other Optional Currency shall be calculated on the basis of (x) in the case of Euros, a 360-day year and (y) for each other Optional Currency, a 365- (or 366-, as the case may be) day year, in each case, for the actual days elapsed to the extent consistent with market practice and (iv) interest payable with respect to Brazilian Revolving Loans shall be calculated as set forth in the Master Brazilian Facilities Agreement and the applicable Brazilian Borrowing Instrument.  For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of a 360 day year in respect of Loans denominated in Dollars and a 365 day year in respect of Loans denominated in Canadian Dollars or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or 365, as applicable, or such other period of time, respectively.  The Administrative Agent shall as soon as practicable notify the Company or relevant Subsidiary Borrower and the relevant Lenders of each determination of a Eurocurrency Rate.  The RMB Administrative Agent shall as soon as practicable notify the Company or relevant Subsidiary Borrower and the relevant Converted RMB Revolving Lenders of each determination of CNHHIBOR.  Any change in the interest rate on a Loan resulting from a change in the ABR, Canadian Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective.  The Administrative Agent shall as soon as practicable notify the Company or relevant Subsidiary Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b)                              Each determination of an interest rate by the Applicable Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company, any Subsidiary Borrower and the Lenders in the absence of manifest error.  The Applicable Administrative Agent shall, at the request of the Company or any Subsidiary Borrower, deliver to the Company or such Subsidiary Borrower a statement showing the quotations used by the Applicable Administrative Agent in determining any interest rate pursuant to Section 2.22(a).

2.23                    Inability to Determine Interest Rate; Illegality.  (a)  If prior to the first day of any Interest Period (or, in the case of any Brazilian Revolving Loan, on any Business Day):

(i)                                  the Applicable Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company or the relevant Subsidiary Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate (or, in the case of the Converted RMB Revolving Facility or Brazilian Revolving Facility, CNHHIBOR or CDI, respectively) for such Interest Period, or

(ii)                              the Applicable Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurocurrency Rate (or, in the case of the Converted RMB Revolving Facility or Brazilian Revolving Facility, CNHHIBOR or CDI, respectively) determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, or

(iii)                          the Applicable Administrative Agent determines (which determination shall be conclusive and binding upon the Company or the relevant Subsidiary Borrower) that deposits in the applicable Currency or RMB are not generally available in the applicable market (any Optional Currency or RMB affected by the circumstances described in clause (i), (ii) or (iii) above, or Brazilian Reais affected by the circumstances described in clause (i) or (ii) above, is referred to as an “Affected Foreign Currency”);

the Applicable Administrative Agent shall give telecopy or telephonic notice (followed promptly by written notice) thereof to the Company and any relevant Subsidiary Borrower and the relevant Lenders as soon as practicable thereafter.  If such notice is given (A) pursuant to clause (i) or (ii) of this Section 2.23(a) in respect of Eurocurrency Loans denominated in Dollars, then (1) any Eurocurrency Loans denominated in Dollars under the relevant Facility requested to be made on the first day of such Interest Period shall be made as ABR Loans, (2) any ABR Loans that were to have been converted on the first day of such Interest Period to Eurocurrency Loans denominated in Dollars under the relevant Facility shall be continued as ABR Loans and (3) any outstanding Eurocurrency Loans denominated in Dollars under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to ABR Loans, (B) in respect of any Multicurrency Revolving Loans denominated in an Optional Currency, then (1) any Multicurrency Revolving Loans in an Affected Foreign Currency requested to be made on the first day of such Interest Period shall not be made and (2) any outstanding Multicurrency Revolving Loans in an Affected Foreign Currency shall be converted into Eurocurrency Loans denominated in Dollars, (C) in respect of CNHHIBOR Loans, (1) pursuant to clause (i) or (ii) of this Section 2.23(a), then CNHHIBOR applicable to such CNHHIBOR Loans shall be deemed to be the rate, determined by the RMB Administrative Agent, equal to the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the RMB Administrative Agent at its request by three banks selected by the RMB Administrative Agent (with the consent of the Company, not to be unreasonably withheld or delayed) in relation to CNHHIBOR, as the rate at which such banks could borrow funds in the Hong Kong interbank market in RMB and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in RMB and for that period and (2) pursuant to clause (iii) of this Section 2.23(a), then (x) any CNHHIBOR Loans requested to be made on the first day of such Interest Period shall be made as Eurocurrency Loans denominated in Dollars  and (y) any outstanding CNHHIBOR Loans shall be converted into Eurocurrency Loans denominated in Dollars (with the amount of any such Loans in RMB being calculated on the basis of the Applicable RMB Conversion Rate then in effect) and (D) pursuant to clause (i) or (ii) of this Section 2.23(a) in respect of CDI Loans, then (1) CDI applicable to such CDI Loans shall be the substitute rate as determined by law to replace CDI, (2) if such substitute rate is not announced or if such substitute rate shall cease to be made available, the rate applicable to such CDI Loans shall be the adjusted average rate of the daily financings ascertained in the Special Settlement and Custody System for federal bonds (the “SELIC Rate”), published by ANBIMA – Brazilian Association of Financial and Capital Markets Entities, (3) if the SELIC Rate is not available, the rate applicable to such CDI Loans shall be the rate determined by mutual agreement among the Brazilian Subsidiary Borrowers and the Brazilian Revolving Lenders, and (4) if no mutual agreement is reached among the Brazilian Subsidiary Borrowers and the Brazilian Revolving Lenders, the rate applicable to such CDI Loans shall be the rate of the last CDI published.  Until such relevant notice has been withdrawn by the Applicable Administrative Agent, (i) no further Eurocurrency Loans denominated in Dollars under the relevant Facility or Multicurrency Revolving Loans in an Affected Foreign Currency shall be made or continued as such, nor shall the Company or any Subsidiary Borrower have the right to convert ABR Loans under the relevant Facility to Eurocurrency Loans denominated in Dollars, (ii) in the case of clause (C)(1) above, CNHHIBOR shall be determined as set forth in such clause, (iii) in the case of clause (C)(2) above, Loans under any Converted RMB Revolving Facility shall be made as Eurocurrency Loans denominated in Dollars and (iv) in the case of clause (D) above, CDI shall be determined as set forth in such clause.

(b)                              If prior to a borrowing by way of the issuance of Acceptances, the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Company and the relevant Canadian Borrower) that, by reason of circumstances affecting the relevant money market, there is no market for Acceptances, then:

(i)                                  the Administrative Agent shall give telecopy or telephonic notice (followed promptly by written notice) thereof to the Company and each Canadian Borrower and the relevant Lenders as soon as practicable thereafter,

(ii)                              the right of a Canadian Borrower to request an issuance of Acceptances shall be suspended until the Administrative Agent determines that the circumstances causing such suspension no longer exist and the Administrative Agent so notifies the Canadian Borrowers and the affected Lenders, and

(iii)                          any Acceptances requested to be issued at such time shall not be issued and any notice relating to such Acceptances shall be deemed to be a notice requesting a borrowing by way of Canadian Base Rate Loans (as if such notice were given pursuant to Section 2.9).  Until such relevant notice has been withdrawn by the Administrative Agent, no further Acceptances will be issued, nor shall the Company or any Canadian Borrower have the right to convert Canadian Base Rate Loans to Acceptances.

(c)                               If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans or CNHHIBOR Loans or to accept and purchase Acceptances as contemplated by this Agreement, such Lender shall give notice thereof to the Applicable Administrative Agent, the Company and any affected Subsidiary Borrower describing the relevant provisions of such Requirement of Law (and, if the Company shall so request, provide the Company with a memorandum or opinion of counsel of recognized standing (as selected by such Lender) as to such illegality), following which, (i) in the case of Eurocurrency Loans, (A) the commitment of such Lender hereunder to make Eurocurrency Loans, continue such Eurocurrency Loans as such and convert ABR Loans to Eurocurrency Loans shall forthwith be cancelled, (B) such Lender’s outstanding Eurocurrency Loans denominated in Dollars shall be converted automatically on the last day of the then current Interest Periods with respect to such Loans (or within such earlier period as shall be required by law) to ABR Loans and (C) such

Lender’s outstanding Eurocurrency Loans denominated in any Optional Currency shall be paid in full on the respective last days of the then current Interest Periods with respect to such Loans (or within such earlier period as shall be required by law), (ii) in respect of Acceptances, (A) the commitment of such Lender hereunder to issue or accept Acceptances shall forthwith be cancelled and (B) the full face amount of such Lender’s outstanding Acceptances shall be repaid in full on the then current maturity dates with respect to such Acceptances (or within such earlier period as shall be required by law) or, if not so repaid, then the full face amount thereof shall be converted to Canadian Base Rate Loans and (iii) in the case of CNHHIBOR Loans, (A) the commitment of such Lender hereunder to make CNHHIBOR Loans shall forthwith be converted to a Domestic Revolving Commitment of the applicable Class (with the Dollar amount of such Domestic Revolving Commitment to be calculated on the basis of the Applicable RMB Conversion Rate then in effect) (and such Lender shall be permitted to assign such commitments to any of its affiliates in connection with such conversion; provided that (x) any such assignment to an affiliate that would result in amounts being payable to such affiliate under Section 2.25 or Section 2.26 under applicable laws, rules and regulations in effect at the time of such assignment may only be made with the consent of the Company (which may be granted or withheld in its own discretion) and (y) no such assignment shall be permitted if Section 2.23(c) would apply at the time of such assignment) and the antepenultimate sentence of Section 2.16(d) shall apply as if such conversion were a reallocation of Converted RMB Revolving Commitments of the applicable Class to Domestic Revolving Commitments of such Class and (B) such Lender’s outstanding CNHHIBOR Loans shall be paid in full on the respective last days of the then current Interest Periods with respect to such Loans (or within such earlier period as shall be required by law).

If any such conversion or prepayment of a Eurocurrency Loan or CNHHIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company or the relevant Subsidiary Borrower whose Loan is converted or prepaid shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.27.

(d)                              If any provision of this Agreement or any of the other Loan Documents would obligate any Canadian Borrower to make any payment of interest with respect to any of the Canadian Revolving Extensions of Credit or other amount payable to the Administrative Agent or any Canadian Revolving Lender in an amount or calculated at a rate which would be prohibited by any Requirement of Law or would result in a receipt by the Administrative Agent or such Canadian Revolving Lender of interest with respect to the Canadian Revolving Extensions of Credit at a criminal rate (as such terms are construed under any applicable law, including the Criminal Code (Canada)) then, notwithstanding such provision, such amount or rates shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by any applicable law or so result in a receipt by the Administrative Agent or such Canadian Revolving Lender of interest with respect to the Canadian Revolving Extensions of Credit at a criminal rate, such adjustment to be effected, to the extent necessary, as follows:

(i)                                  first, by reducing the amount or rates of interest required to be paid to the Administrative Agent or the affected Canadian Revolving Lender under Section 2.21; and

(ii)                              thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Administrative Agent or the affected Canadian Revolving Lender which would constitute interest with respect to the Canadian Revolving Extensions of Credit for purposes of any applicable law, including Section 347 of the Criminal Code (Canada).

Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if the Administrative Agent or any Canadian Revolving Lender shall have received an amount in excess of the maximum permitted by any applicable law, including section 347 of the Criminal Code (Canada) and the Interest Act (Canada), then the applicable Canadian Borrower shall be entitled, by notice in writing to the Administrative Agent or the affected Canadian Revolving Lender, to obtain reimbursement from the Administrative Agent or such Canadian Revolving Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by the Administrative Agent or such Canadian Revolving Lender to such Canadian Borrower.  Any amount or rate of interest referred to in this Section 2.23(d) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Canadian Revolving Commitment remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in or construed by any applicable law, including the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the Closing Date to the applicable Revolving Termination Date and for the purpose of the Criminal Code (Canada), in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination.

2.24                    Pro Rata Treatment and Payments; Evidence of Debt.  (a)  Each borrowing of Revolving Loans under any Facility by the Company or any Subsidiary Borrower from the Lenders under such Facility hereunder and any reduction of the Commitments of the Lenders under any Facility  shall be made pro rata according to the respective Revolving Percentages of the relevant Lenders in such Facility except to the extent required or permitted pursuant to Sections 2.2, 2.14, 2.16(b), 2.16(c), 2.16(d), 2.16(e), 2.29. 2.30 and 2.33.

(b)                              [Reserved.]

(c)                               Each payment (including each prepayment) by the Company or any Subsidiary Borrower on account of principal of and interest on the Revolving Loans under any Revolving Facility shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans under such Revolving Facility then held by the Revolving Lenders under such Revolving Facility except to the extent required or permitted pursuant to Sections 2.2, 2.16(b), 2.16(c), 2.16(d), 2.16(e), 2.29, 2.30 and 2.33.  Except as otherwise provided in Section 8, each such payment shall be paid in the relevant currency in which such Revolving Loan was made.

(d)                              All payments (including prepayments) to be made by the Company or any Subsidiary Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made (i) in the case of payments in respect of Converted RMB Revolving Loans or Converted RMB Revolving Commitments, prior to 3:00 P.M. Hong Kong time and (ii) in all other cases (other than in the case of payments in respect of Brazilian Revolving Loans and Brazilian Revolving Commitments), prior to 3:00 P.M., New York City time, on the due date thereof to the Applicable Administrative Agent, for the account of the applicable Lenders, at the Funding Office or RMB Funding Office, as applicable, in the applicable Currency or RMB and in immediately available funds, except that (i) payment of fronting fees owing to any Issuing Lender shall be made directly to the relevant Issuing Lender and (ii) all payments in respect of Brazilian Revolving Facilities shall be made at the times and in accordance with the Master Brazilian Facilities Agreement and the Brazilian Borrowing Instruments.  The Applicable Administrative Agent shall distribute such payments to the applicable Lenders promptly upon receipt in like funds as received.  If any payment hereunder (other than payments on the Eurocurrency Loans, the Eurocurrency Competitive Loans, CDI Loans and CNHHIBOR Loans) becomes due and payable on a day other than a

Business Day, such payment shall be extended to the next succeeding Business Day.  If any payment on a Eurocurrency Loan, a Eurocurrency Competitive Loan or a CNHHIBOR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.  If any payment on a CDI Loan becomes due and payable on a day other than a Business Day, payment thereof shall be made in accordance with the Brazilian Master Facilities Agreement and the applicable Brazilian Borrowing Instruments.

(e)                               Unless the Applicable Administrative Agent shall have been notified in writing by any Lender prior to a borrowing (other than a borrowing of Brazilian Revolving Loans) that such Lender will not make the amount that would constitute its share of such borrowing available to the Applicable Administrative Agent, the Applicable Administrative Agent may assume that such Lender is making such amount available to the Applicable Administrative Agent, and the Applicable Administrative Agent may, in reliance upon such assumption, make available to the Company or any Subsidiary Borrower a corresponding amount.  If such amount is not made available to the Applicable Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Applicable Administrative Agent, on demand, such amount with interest thereon, (A) in the case of amounts denominated in Dollars, at a rate up to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Applicable Administrative Agent in accordance with banking industry rules on interbank compensation, and (B) in the case of amounts denominated in any other Currency or RMB, at a rate determined by the Applicable Administrative Agent to be the cost to it of funding such amount, in each case for the period until such Lender makes such amount immediately available to the Applicable Administrative Agent.  A certificate of the Applicable Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error.  If such Lender’s share of such borrowing is not made available to the Applicable Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Applicable Administrative Agent shall also be entitled to recover such amount with interest thereon (A) in the case of amounts denominated in Dollars, at the rate per annum applicable to ABR Loans under the relevant Facility, (B) in the case of amounts denominated in Canadian Dollars, at the rate per annum applicable to Canadian Base Rate Loans under the relevant Facility or (C) in the case of amounts denominated in any other Currency or RMB, at a rate determined by the Applicable Administrative Agent to be the cost to it of funding such amount, on demand, from the Company or the relevant Subsidiary Borrower.

(f)                                Unless the Applicable Administrative Agent shall have been notified in writing by the Company or relevant Subsidiary Borrower prior to the date of any payment (other than a payment in respect of any Brazilian Revolving Loans or any Brazilian Revolving Facility) due to be made by the Company or such Subsidiary Borrower hereunder that the Company or such Subsidiary Borrower will not make such payment to the Applicable Administrative Agent, the Applicable Administrative Agent may assume that the Company or such Subsidiary Borrower is making such payment, and the Applicable Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount.  If such payment is not made to the Applicable Administrative Agent by the Company or relevant Subsidiary Borrower within three Business Days after such due date, the Applicable Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, (A) in the case of amounts denominated in Dollars, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate and (B) in the case of amounts denominated in other Currencies or RMB, such amount with interest thereon at a rate per annum determined by the Applicable Administrative Agent to be the cost to it of funding such amount.  Nothing herein shall be deemed to limit the rights of any Applicable Administrative Agent or any Lender against the Company or any Subsidiary Borrower.

(g)                               [Reserved.]

(h)                              Notwithstanding anything to the contrary in this Section 2.24, while a Notice of Acceleration is in effect, all payments and distributions by any Applicable Administrative Agent on account of Obligations shall be applied (except as otherwise agreed to by the Applicable Administrative Agent and the Majority Facility Lenders under each Facility adversely effected thereby and, in the case of clause (vi), the Company) in the following order:

(i)                                  first, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Applicable Administrative Agents;

(ii)                              second, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Lenders and Issuing Lenders;

(iii)                          third, to pay interest then due and payable in respect of all Obligations;

(iv)                          fourth, to pay or prepay principal payments (and, when applicable, to provide cash collateral) for all Obligations;

(v)                              fifth, to pay all other Obligations; and

(vi)                          sixth, as directed by the Company.

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any of the Obligations set forth in any of clauses (i) through (v) above, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligations ratably, based on the proportion of the Applicable Administrative Agent’s, each Lender’s and each Issuing Lender’s interest in the aggregate outstanding Obligations described in such clauses.

(i)                                  Each of the Company and the Subsidiary Borrowers agrees that, upon the request to the Administrative Agent by any Lender, the Company or the applicable Subsidiary Borrower will promptly execute and deliver to such Lender a promissory note of the Company or such Subsidiary Borrower evidencing any Revolving Loans of such Lender, substantially in the forms of Exhibit U-2 (a “Revolving Note”), with appropriate insertions as to date and principal amount.

2.25                    Requirements of Law.  Except with respect to Taxes, which shall be governed exclusively by Section 2.26 of this Agreement and except with respect to Competitive Loans to which this Section 2.25 shall be inapplicable:

(a)                               If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive

(whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Closing Date:

(i)                                  shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurocurrency Rate; or

(ii)                              shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender deems material, of making, converting into, continuing or maintaining Eurocurrency Loans or CNHHIBOR Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company or the relevant Subsidiary Borrower shall pay such Lender, within 15 Business Days of receipt of notice from the relevant Lender as described below, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable.  If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Company and any relevant Subsidiary Borrower (with a copy to the Administrative Agent and if applicable, the RMB Administrative Agent) of the event by reason of which it has become so entitled (including a reasonably detailed calculation of such amounts).

(b)                              If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Closing Date shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 Business Days after submission by such Lender to the Company and any relevant Subsidiary Borrower (with a copy to the Administrative Agent) of a written request therefor (together with a reasonably detailed description and calculation of such amounts), the Company and any relevant Subsidiary Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

(c)                               A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Company and the relevant Subsidiary Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error.  Notwithstanding anything to the contrary in this Section, the Company or relevant Subsidiary Borrower shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than six months prior to the date that such Lender notifies the Company or such Subsidiary Borrower of such Lender’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.  The obligations of the Company or relevant Subsidiary Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.26                    Taxes.  (a)  All payments made by the Company or any Subsidiary Borrower under this Agreement (other than in respect of any Competitive Loans as to which this Section 2.26(a) shall not apply) shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding (a) net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Applicable Administrative Agent or any Lender as a result of a present or former connection between such Applicable Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Applicable Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document) and (b) any branch profit taxes imposed by the United States or any similar tax imposed by any other Governmental Authority.  If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or Other Taxes are required to be withheld from any amounts payable to any Applicable Administrative Agent or any Lender hereunder, (i) the Company or such Subsidiary Borrower (as applicable) shall make such deductions and shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable laws and (ii) the amounts so payable to such Applicable Administrative Agent or such Lender hereunder shall be increased to the extent necessary to yield to such Applicable Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that neither the Company nor any Subsidiary Borrower shall be required to increase any such amounts payable to any Applicable Administrative Agent or any Lender with respect to any Non-Excluded Taxes except to the extent that any change in applicable law, treaty or governmental rule, regulation or governmental authorization after the time such Lender (including any new or successor Swingline Lender, Issuing Lender or Administrative Agent) becomes a party to this Agreement (“Change in Tax Law”), shall result in an increase in the rate of any deduction, withholding or payment from that in effect at the time such Lender becomes a party to this Agreement, in respect of payments to such Lender hereunder, but only to the extent of such increase.  Notwithstanding anything to the contrary herein, neither the Company nor any Subsidiary Borrower shall be required to increase any amounts payable to any Applicable Administrative Agent or any Lender with respect to any Non-Excluded Taxes that are (i) attributable to such Person’s failure to comply with the requirements of paragraph (d) or (e) of this Section 2.26 except as such failure relates to a Change in Tax Law rendering such Person legally unable to comply or (ii) are Taxes imposed under FATCA.

(b)                              In addition, the Company or any relevant Subsidiary Borrower shall pay any Other Taxes over to the relevant Governmental Authority in accordance with applicable law.

(c)                               Whenever any Non-Excluded Taxes or Other Taxes are payable by the Company or any Subsidiary Borrower, as promptly as possible thereafter the Company or such Subsidiary Borrower shall send to the Applicable Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Company or such Subsidiary Borrower showing payment thereof.  If the Company or any Subsidiary Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Applicable Administrative Agent the required receipts or other required documentary evidence, the Company and each Subsidiary Borrower shall indemnify the Applicable Administrative Agents and the Lenders for any incremental taxes, interest, additions to tax, expenses or penalties that may become payable by the Applicable Administrative Agents or any Lender as a result of any such failure; provided, however, no such indemnification obligation shall arise if the failure to pay any Non-Excluded Taxes when due arose solely from or was caused solely by, directly or indirectly, any breach of any representation or covenant in this Agreement by the applicable Lender or the Applicable Administrative Agent.  The indemnification payment under this Section 2.26(c) shall be made within 30 days after the date the Applicable Administrative Agent or such Lender (as the case may be) makes a written demand therefor (together with a reasonably detailed calculation of such amounts).

(d)                              (i)  Each Lender (or Transferee) (A) that is not a “U.S. Person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Company and the Applicable Administrative Agents two copies of either U.S. Internal Revenue Service Form W-8BEN, Form W-8BEN-E or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of a Form W-8BEN, Form W-8BEN-E, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from U.S. federal withholding tax on all payments by the Company or any Subsidiary Borrower under this Agreement and the other Loan Documents and (B) that is a “U.S. Person” as defined in Section 7701(a)(30) of the Code shall deliver to the Company and the Applicable Administrative Agents (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) two properly completed and duly executed copies of U.S. Internal Revenue Service Form W-9.  Such forms shall be delivered by each Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation).  Thereafter, each Lender shall, to the extent it is legally able to do so, deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender at any other time prescribed by applicable law or as reasonably requested by the Company.  If any Commitment is reallocated in accordance with Section 2.16(b), (c), (d) or (e) then the relevant Revolving Lender (to whom such Commitment has been reallocated) shall deliver, on the effective date of such reallocation, all such forms that it is legally able to deliver.  In the event of a Change in Tax Law, each Lender shall deliver all such forms that it is legally able to deliver, including any form claiming a reduced rate of U.S. federal withholding tax on payments by the Company or any Domestic Subsidiary Borrower under this Agreement and any other Loan Document.  Each Non-U.S. Lender shall promptly notify the Company at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Company (and any other form of certification adopted by the U.S. taxing authorities for such purpose).

(ii)                       If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company or any Subsidiary Borrower and the Applicable Administrative Agent on or before the Eleventh Amendment Effective Date, at the time or times prescribed by law and at such time or times reasonably requested by the Company or any Subsidiary Borrower or the Applicable Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or any Subsidiary Borrower or the Applicable Administrative Agent as may be necessary for the Company or any Subsidiary Borrower and the Applicable Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (ii), “FATCA” shall include any amendments made to FATCA after the Eleventh Amendment Effective Date.

(iii)                          For purposes of determining withholding Taxes imposed under FATCA, from and after the Eleventh Amendment Effective Date, the Company, the Subsidiary Borrowers and the Applicable Administrative Agents shall treat (and the Lenders hereby authorize the Applicable Administrative Agents to treat) the Commitments and the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury regulation Section 1.1471-2(b)(2)(i).”

(e)                               With respect to each Subsidiary Borrower, a Lender or Transferee shall deliver to the Company (with a copy to the Applicable Administrative Agent), prior to the first date any payment is due to be paid from or by such Subsidiary Borrower to it hereunder, any form or certificate required in order that any payment by such Subsidiary Borrower under this Agreement or the other Loan Documents to such Lender may be made free and clear of, and without deduction or withholding for or on account of, any Non-Excluded Taxes imposed on such payment under the laws of the jurisdiction under which such Subsidiary Borrower is incorporated or organized.  If any Commitment is reallocated in accordance with Section 2.16(b), (c), (d) or (e), then the relevant Revolving Lender (to whom such Commitment has been reallocated) shall deliver on the effective date of such reallocation, all such forms that it is legally able to deliver, including any form claiming a reduced rate of non-U.S. withholding tax on payments made by the relevant Subsidiary Borrower to such Revolving Lender under this Agreement and the other Loan Documents.  In the event of a Change in Tax Law after the date such Subsidiary Borrower makes the first payment, a Lender or Transferee shall deliver all such required forms that it is legally able to deliver, including any form claiming a reduced rate of non-U.S. withholding tax on payments by such Subsidiary Borrower under this Agreement and the other Loan Documents.

(f)                                [Reserved.]

(g)                               If any Applicable Administrative Agent, any Transferee or any Lender determines, in its sole good faith discretion, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Company or any Subsidiary Borrower or with respect to which the Company or any Subsidiary Borrower has paid additional amounts pursuant to this Section 2.26, it shall pay over such refund to the Company or such Subsidiary Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Company or such Subsidiary Borrower under this Section 2.26 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Applicable Administrative Agent, such Transferee or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Company or such Subsidiary Borrower, upon the request of such Applicable Administrative Agent, such Transferee or such Lender, agrees to repay the amount paid over to the Company or such Subsidiary Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Applicable Administrative Agent, such Transferee or such Lender in the event such Applicable Administrative Agent, such Transferee or such Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to (i) interfere with the right of any Applicable Administrative Agent, any Transferee or any Lender to arrange its tax affairs in whatever manner it sees fit, (ii) obligate any Applicable Administrative Agent, any Transferee or any Lender to claim any tax refund, (iii) require any Applicable Administrative Agent, any Transferee or any Lender to make available its tax returns (or any other information relating to its taxes or any computation in respect thereof which it deems in its sole discretion to be confidential) to the Company, any Subsidiary Borrower or any other Person, or (iv) require any Applicable Administrative Agent, any Transferee or any Lender to do anything that would in its sole discretion prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

(h)                              Each Assignee shall be bound by this Section 2.26.

(i)                                  The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

2.27                    Indemnity.  The Company or relevant Subsidiary Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any actual loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Company or relevant Subsidiary Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans or CNHHIBOR Loans after the Company or such Subsidiary Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Company or relevant Subsidiary Borrower in making any prepayment of or conversion from Eurocurrency Loans or CNHHIBOR Loans after the Company or such Subsidiary Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of Eurocurrency Loans or CNHHIBOR Loans (or the conversion of a Eurocurrency Loan into a Loan of a different Type) on a day that is not the last day of an Interest Period with respect thereto or (d) the assignment of any Eurocurrency Loan or CNHHIBOR Loan other than on the last day of an Interest Period therefor as a result of a request by the Company pursuant to Section 2.29.  Such indemnification may include an amount up to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the relevant interbank market.  A certificate as to any amounts payable pursuant to this Section submitted to the Company and the relevant Subsidiary Borrower by any Lender (together with a reasonably detailed calculation of such amounts) shall be conclusive in the absence of manifest error and shall be payable within 30 days of receipt of any such notice.  The agreements in this Section 2.27 shall survive the termination of this Agreement and the payment of the Loans hereunder.

2.28                    Change of Applicable Lending Office.  Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.25 or 2.26(a) with respect to such Lender, it will, if requested by the Company, use commercially reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans affected by such event with the object of avoiding or minimizing the consequences of such event; provided, that such designation is made on terms that, in the commercially reasonable judgment of such Lender, do not cause such Lender and its lending office(s) to suffer any material economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Company or any Subsidiary Borrower or the rights of any Lender pursuant to Section 2.25 or 2.26(a).

2.29                    Replacement/Termination of Lenders.  (a) The Company shall be permitted to replace with a replacement financial institution or terminate the Commitments and repay any outstanding Loans of any Lender that (i) requests reimbursement for amounts owing pursuant to Section 2.25 or

2.26(a), (ii) fails to give its consent for any amendment or waiver requiring the consent of 100% of the Lenders or all affected Lenders (and such Lender is an affected Lender) or 100% of the Lenders under a particular Facility and for which Lenders holding at least 66 2/3% of the Loans and/or Commitments required for such vote have consented or (iii) fails to give its consent to an extension of any Revolving Termination Date to which the Majority Facility Lenders under the applicable Revolving Facility have consented; provided that (A) no Event of Default shall have occurred and be continuing at the time of such replacement, (B) the replacement financial institution or the Company, as applicable, shall purchase or repay, at par plus accrued interest and accrued fees thereon, all Loans owing to such replaced or terminated Lender on or prior to the date of replacement or termination, (C) the Company shall be liable to such replaced or terminated Lender under Section  2.27 if any Eurocurrency Loan, CDI Loan or CNHHIBOR Loan owing to such replaced Lender shall be purchased or repaid other than on the last day of the Interest Period relating thereto, (D) any replacement financial institution, if not a Lender, shall be reasonably satisfactory to the relevant Applicable Administrative Agents, (E) any replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Company shall be obligated to pay the registration and processing fee referred to therein), (F) until such time as such replacement shall be consummated, the Company shall pay all additional amounts (if any) required pursuant to Section 2.25 or 2.26(a), as the case may be and (G) any such replacement, termination and/or repayment shall not be deemed to be a waiver of any rights that the Company, the relevant Applicable Administrative Agents or any other Lender shall have against the replaced Lender.

(b)                              (i) The unfunded amount of the Revolving Commitments of any Revolving Lender that becomes a Defaulting Lender shall be automatically terminated (and the facility fees payable thereon pursuant to Section 2.15(a), (b) and (c) shall cease to accrue) on the date that is 30 days after such Revolving Lender becomes a Defaulting Lender, unless the Company has waived the termination of all of such Revolving Commitments, or any part of such Revolving Commitments to the extent such Defaulting Lender has sold participations therein pursuant to Section 10.6(c), in each case prior to such date (such date of termination, the “Termination Date”), and (ii) any funded amount of the Revolving Commitments of any Revolving Lender that becomes a Defaulting Lender shall be terminated and repaid on the Termination Date or from time to time as the Company determines to repay the outstanding Revolving Loans of such Defaulting Lender, which it shall be permitted to do on a non-pro rata basis, notwithstanding Section 2.24; provided that to the extent that any termination under clause (i) or (ii) of this Section 2.29(b) would cause the Revolving Extensions of Credit of any Lender under any Facility to exceed the Revolving Commitments of such Revolving Lender under such Facility, the Company shall repay Revolving Loans of such Lender under such Facility, so as to eliminate such excess.  In the case of either clause (i) or (ii), the Company may, at its option, replace, in whole or in part, any such Revolving Lender with one or more replacement financial institutions (which agree to act as such) with aggregate Revolving Commitments not to exceed the Revolving Commitment that was terminated; provided that (A) if such Revolving Lender is being replaced or terminated pursuant to clause (ii) of this Section 2.29(b), the replacement financial institution or the Company, as applicable, shall purchase or repay, at par plus accrued interest and accrued fees thereon, those Loans owing to such replaced or terminated Lender that the Company elects to purchase or repay (or cause to be purchased or repaid, as applicable) on the date of such replacement or termination, and the Company shall be liable to such replaced or terminated Lender under Section 2.27 if any Eurocurrency Loan or CNHHIBOR Loan owing to such replaced Lender shall be purchased or repaid other than on the last day of the Interest Period relating thereto, (B) any replacement financial institution, if not a Lender, shall be reasonably satisfactory to the  relevant Applicable Administrative Agent, (C) any replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Company shall be obligated to pay the registration and processing fee referred to therein), (D) until such time as such replacement shall be consummated, the Company shall pay all additional amounts (if any) required pursuant to Section 2.25 or 2.26(a), as the case may be, and (E) any such replacement, termination and/or repayment shall not be deemed to be a waiver of any rights that the Company, the relevant Applicable Administrative Agents or any other Lender shall have against the replaced Lender.

2.30                    New Local Facilities.  (a) The Company may at any time or from time to time after the Closing Date, by notice to the Administrative Agent and the Revolving Lenders, request the Revolving Lenders to designate a portion of their respective Revolving Commitments under any Revolving Facility to make Revolving Extensions of Credit denominated in one or more of Dollars, Brazilian Reais, Chinese Renminbi and any Optional Currency pursuant to a newly established sub-facility or sub-facilities under any Revolving Facility or a separate revolving facility (each, a “New Local Facility”); provided that (i) both at the time of any such request and upon the effectiveness of any Local Facility Amendment referred to below, no Default or Event of Default shall have occurred and be continuing; provided further that no Lender shall be required to make Revolving Extensions of Credit in excess of its Revolving Commitment, and (ii) after giving effect to any such New Local Facility, the Domestic Revolving Extensions of Credit of any Class shall not exceed the Domestic Revolving Commitments of such Class, the Canadian Revolving Extensions of Credit of any Class shall not exceed the Canadian Revolving Commitments of such Class, the Brazilian Revolving Extensions of Credit of any Class shall not exceed the Brazilian Revolving Commitments of such Class, the Unconverted RMB Revolving Extensions of Credit of any Class shall not exceed the Unconverted RMB Revolving Commitments of such Class, the Converted RMB Revolving Extensions of Credit of any Class shall not exceed the Converted RMB Revolving Commitments of such Class and the Multicurrency Revolving Extensions of Credit of any Class shall not exceed the Multicurrency Revolving Commitments of such Class.  Each New Local Facility shall be in a minimum Dollar Equivalent amount of $100,000,000.  Each notice from the Company pursuant to this Section 2.30 shall set forth the requested amount and proposed terms of the relevant New Local Facility and the Revolving Facility or Facilities designated by the Company to be reduced as a result of the establishment of such New Local Facility.  Revolving Lenders wishing to designate a portion of their Revolving Commitments under a designated Facility to a New Local Facility (each, a “New Local Facility Lender”) shall have such portion of their Revolving Commitment under such Facility designated to such New Local Facility on a pro rata basis in accordance with the aggregate Revolving Commitments of the other New Local Facility Lenders; provided that no Lender may so reallocate its Revolving Commitments to a New Local Facility if such reallocation would result in amounts being payable by the Company or any Subsidiary Borrower under Section 2.25 or Section 2.26 unless such Lender changes its Applicable Lending Office to avoid such a result or the Company otherwise consents.  The designation of Revolving Commitments to any New Local Facility shall be made pursuant to an amendment (each, a “Local Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Loan Parties, the Administrative Agent and each New Local Facility Lender.  Notwithstanding anything in this Section 2.30 to the contrary, no Revolving Lender shall be obligated to transfer any portion of its Revolving Commitments to a New Local Facility unless it so agrees.

(b)                              Notwithstanding the terms of Section 10.1(a), any Local Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, to implement the provisions of this Section, a copy of which shall be made available to each Lender.

2.31                    [Reserved.]

2.32                    Incremental Revolving Commitments/Facilities.  (a)  The Company may from time to time notify the Administrative Agent that certain of the Lenders designated by the Company and/or that additional lenders shall be added to this Agreement as Incremental Lenders with Commitments for the purpose of either increasing the existing Revolving Commitments under any 2018 Revolving Facility or 2020 Revolving Facility (a “Revolving Commitment Increase”) or establishing an Incremental Revolving Facility by executing and delivering to the Administrative Agent and any other relevant Applicable Administrative Agent an Incremental Revolving Loan Activation Notice signed by such Lenders or such additional lenders and specifying (i) the respective Incremental Revolving Commitments of such Incremental Lenders, (ii) the applicable Incremental Revolving Facility Closing Date or Revolving Commitment Increase Date, and (iii) with respect to any Incremental Revolving Facility (A) the applicable Incremental Revolving Loan Maturity Date, (B) the Currency or Currencies or Brazilian Reais or Chinese Renminbi available under such Incremental Revolving Facility, (C) the borrower(s) thereunder (which may be the Company and any Subsidiary Borrowers), (D) the Applicable Margin and other fees applicable to Incremental Revolving Loans and other extensions of credit to be made available under such Incremental Revolving Facility, and (E) any additional terms applicable to such Incremental Revolving Facility, including the borrowing procedures related thereto (in each case, as agreed between the Company and the Incremental Lenders providing such Incremental Revolving Loans), and otherwise duly completed; provided that (1) after giving effect to such Revolving Commitment Increase or Incremental Revolving Facility (including the incurrence of any Incremental Revolving Loans on the applicable Revolving Commitment Increase Date or Incremental Revolving Facility Closing Date and use of proceeds thereof), (x) no Default or Event of Default shall be continuing, (y) [Reserved] and (z) the aggregate amount of Revolving Commitments shall not exceed $18,000,000,000, (2) the Incremental Revolving Loan Maturity Date applicable to such Incremental Revolving Facility shall be no earlier than the Revolving Termination Date for the 2018 Revolving Commitments then in effect, and (3) if any terms added to such Incremental Revolving Facility pursuant to the foregoing clause (E) (other than in respect of interest rates, fees, call features or premiums) are less favorable to the Company and its Subsidiaries than the terms of this Agreement at such time, the Company and the Administrative Agent shall have entered into amendments to this Agreement to include such additional terms for the benefit of all Lenders hereunder.

(b)                              Each Incremental Lender that is a signatory to an Incremental Revolving Loan Activation Notice severally agrees, on the terms and conditions of this Agreement, to make revolving credit loans (each, an “Incremental Revolving Loan”) to the Company and/or the applicable Subsidiary Borrowers from time to time on or after the Incremental Revolving Loan Closing Date or Revolving Commitment Increase Date specified in such Incremental Revolving Loan Activation Notice in an aggregate principal amount outstanding at any time up to but not exceeding the amount of the Incremental Revolving Commitment of such Incremental Lender specified in such Incremental Revolving Loan Activation Notice, subject to the terms of this Agreement and the applicable Incremental Revolving Loan Activation Notice.  Nothing in this Section 2.32 shall be construed to obligate any Lender to execute an Incremental Revolving Loan Activation Notice.

(c)                               On any Revolving Commitment Increase Date with respect to any Revolving Facility of any Class, in the event any Revolving Loans of such Class under the relevant Facility of such Class are then outstanding, (i) each relevant Incremental Revolving Lender shall make available to the Applicable Administrative Agent such amounts in immediately available funds as the Applicable Administrative Agent shall determine are necessary in order to cause, after giving effect to such increased Revolving Commitments and the application of such amounts to prepay Revolving Loans of such Class under the relevant Facility of such Class of other relevant Revolving Lenders under the relevant Facility of such Class, the Revolving Loans of such Class under the relevant Facility of such Class to be held ratably by Revolving Lenders of such Class under the relevant Facility of such Class in accordance with their respective Revolving Commitments under the relevant Facility of such Class after giving effect to such increase, (ii)

the Company and any relevant Subsidiary Borrower shall be deemed to have prepaid and reborrowed all outstanding Revolving Loans of such Class under the relevant Facility of such Class and (iii) the Company and any relevant Subsidiary Borrower shall pay to the relevant Revolving Lenders of such Class the amounts, if any, payable under Section 2.27 as a result of such prepayment.

(d)                              Notwithstanding the terms of Section 10.1(a), the Company and the Administrative Agent shall be entitled to enter into any amendments to this Agreement that the Administrative Agent believes are necessary to appropriately include, or provide for the integration of, any Revolving Commitment Increase or any Incremental Revolving Facility under this Agreement and matters required by clause (3) of the proviso to Section 2.32(a).

(e)                               For purposes of this Agreement (including Section 1.3(d) hereof) all Converted RMB Revolving Commitments of any Class added pursuant to any Revolving Commitment Increase shall be deemed  to have been converted (automatically and without requiring delivery of a RMB Commitment Conversion Notice) from Unconverted RMB Revolving Commitments at the RMB Exchange Rate as of the Business Day prior to the date of the applicable Incremental Revolving Loan Activation Notice.

2.33                    Revolving Termination Date Extension.  (a)  The Company may at any time and from time to time, by notice to the Administrative Agent, request a one-year or two-year extension of the Revolving Termination Date with respect to the 2018 Revolving Facilities or the 2020 Revolving Facilities, as the case may be, and, at the Company’s option, amend the Applicable Margins for the applicable Revolving Facilities in connection with such request; provided that no Default or Event of Default has occurred and is continuing as of the date of such request.   Upon receipt of any such notice the Administrative Agent shall promptly notify each Revolving Lender under the applicable Revolving Facilities thereof.  Each Revolving Lender under such Revolving Facilities shall respond to such request in writing within 30 calendar days after such request and any failure of a Revolving Lender to respond shall be deemed to be a denial of such request.  If the Majority Facility Lenders with respect to such Revolving Facilities agree to such extension, the Revolving Termination Date with respect to such Revolving Facilities shall be extended to the date specified in the Company’s extension request and with the amended Applicable Margin, if any, specified in such extension request subject, with respect to each Non-Extending Lender, to the provisions of Section 2.33(b).

(b)                              If any Revolving Lender under the 2018 Revolving Facilities or the 2020 Revolving Facilities, as the case may be, does not consent to any extension request pursuant to Section 2.33(a) (a “Non-Extending Lender”) but the Majority Facility Lenders with respect to such Revolving Facilities agree to such extension (each such Lender, an “Extending Lender”), then (i) the Revolving Termination Date for each Extending Lender in respect of such Revolving Facilities shall be extended to the date specified in the Company’s extension request and, if applicable, the Applicable Margins amended with respect to the Extending Lenders only and (ii) the Revolving Commitments of each Non-Extending Lender and the existing Applicable Margins shall, subject to the terms of Section 2.29, continue until the Revolving Termination Date for such Non-Extending Lender in effect prior to such extension.

(c)                               Notwithstanding the terms of Section 10.1(a), the Company and the Administrative Agent shall be entitled to enter into any amendments to this Agreement that the Administrative Agent believes are necessary to appropriately reflect, or provide for the integration of, any extension of a Revolving Termination Date or change in Applicable Margins pursuant to this Section 2.33.

2.34                    Brazilian Revolving Commitments.  (a)  Subject to the terms and conditions hereof, each Brazilian Revolving Lender of any Class severally agrees to make (or cause its Applicable Lending Office to make) revolving credit loans (“Brazilian Revolving Loans”) of such Class in Brazilian Reais to any Brazilian Subsidiary Borrower from time to time during the Revolving Commitment Period applicable to such Class pursuant to, in accordance with and subject to the terms of the Master Brazilian Facilities Agreement and an applicable Brazilian Borrowing Instrument; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Brazilian Revolving Extensions of Credit of the applicable Class do not exceed the amount of such Lender’s Brazilian Revolving Commitments of such Class, (ii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect, (iii) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (iv) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class any Brazilian Subsidiary Borrower may use the Brazilian Revolving Commitments of such Class by borrowing, prepaying the Brazilian Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof and of the Master Brazilian Facilities Agreement and the applicable Brazilian Borrowing Instrument.  The Brazilian Revolving Loans shall be CDI Loans.

(b)                              The relevant Brazilian Subsidiary Borrower shall repay all outstanding Brazilian Revolving Loans of any Class of a Lender on the Revolving Termination Date for such Lender applicable to such Class.

(c)                               On the Eleventh Amendment Effective Date and each Brazilian Revolving Commitment Recalculation Date, the Brazilian Administrative Agent shall determine the amount, in Brazilian Reais, of the Brazilian Revolving Commitments of each Class of each Brazilian Revolving Lender and shall notify the Administrative Agent, the Company, the Brazilian Subsidiary Borrowers and the respective Brazilian Revolving Lenders of the amounts thereof.  Any such determination by the Brazilian Administrative Agent shall be conclusive absent manifest error.

2.35                    Brazilian Reporting.  Unless otherwise requested by the Administrative Agent, the Brazilian Administrative Agent shall report in writing to the Administrative Agent (i) on the last Business Day of each month, the amount in Brazilian Reais of all Brazilian Revolving Loans of each Class outstanding, (ii) on each Business Day on which the Brazilian Administrative Agent expects Brazilian Revolving Loans to be made, the aggregate principal amount and Class of such Brazilian Revolving Loans to be made on such date, and (iii) on any other Business Day, such other information as the Administrative Agent shall reasonably request, including but not limited to prompt verification of such information as may be requested by the Administrative Agent.

2.36                    RMB Revolving Commitments.  (a)  Subject to the terms and conditions hereof, each Unconverted RMB Revolving Lender of any Class severally agrees to make (or cause its Applicable Lending Office to make) revolving credit loans (“Unconverted RMB Revolving Loans”) of such Class in Dollars, to any RMB Borrower from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof, (i) such Lender’s Unconverted RMB Revolving Extensions of Credit of the applicable Class do not exceed the amount of such Lender’s Unconverted RMB Revolving Commitments of such Class, (ii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect, (iii) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (iv) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class the RMB Borrowers may use the Unconverted RMB Revolving Commitments of such Class by borrowing, prepaying the Unconverted RMB Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Unconverted RMB Revolving Loans shall be Eurocurrency Loans or ABR Loans as notified to the Administrative Agent in accordance with Sections 2.37 and 2.19.

(b)                              Subject to the terms and conditions hereof, each Converted RMB Revolving Lender of any Class severally agrees to make (or cause its Applicable Lending Office to make) revolving credit loans (“Converted RMB Revolving Loans”) of such Class in RMB, to any RMB Borrower from time to time during the Revolving Commitment Period applicable to such Class; provided that, after giving effect to such borrowing and the use of proceeds thereof (i) such Lender’s Converted RMB Revolving Extensions of Credit of the applicable Class do not exceed the amount of such Lender’s Converted RMB Revolving Commitments of such Class, (ii) the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitments then in effect, (iii) the Total 2018 Revolving Extensions of Credit shall not exceed the Total 2018 Revolving Commitments then in effect and (iv) the Total 2020 Revolving Extensions of Credit shall not exceed the Total 2020 Revolving Commitments then in effect.  During the Revolving Commitment Period in respect of any Class the RMB Borrowers may use the Converted RMB Revolving Commitments of such Class by borrowing, prepaying the Converted RMB Revolving Loans of such Class in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.  The Converted RMB Revolving Loans shall be CNHHIBOR Loans.

(c)                               The relevant RMB Borrower shall repay all outstanding RMB Revolving Loans of any Class of a Lender on the Revolving Termination Date for such Lender applicable to such Class.

2.37                    Procedure for RMB Revolving Loan Borrowing.  (a)  Any RMB Borrower may borrow under any Class of Unconverted RMB Revolving Commitments during the applicable Revolving Commitment Period on any Business Day, provided that such RMB Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to (i) 12:00 Noon, New York City time, three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (ii) 12:00 Noon, New York City time, on the date of the proposed borrowing, in the case of ABR Loans, specifying (A) the amount, Class and Type of Unconverted RMB Revolving Loans to be borrowed, (B) the requested Borrowing Date and (C) in the case of Eurocurrency Loans, the respective lengths of the initial Interest Period(s) therefor.  If no election as to the Type of an Unconverted RMB Revolving Loan is specified in any such notice, then the requested borrowing shall be an ABR Loan.  If no Interest Period with respect to any Eurocurrency Loan is specified in any such notice, then the relevant RMB Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Each borrowing under the Unconverted RMB Revolving Commitments of any Class shall be in an amount equal to $50,000,000 (or, if the then aggregate Available Unconverted RMB Revolving Commitments in respect of such Class are less than $50,000,000, such lesser amount) or a whole multiple of $10,000,000 in excess thereof.  Upon receipt of any such notice from any RMB Borrower, the Administrative Agent shall promptly notify each Unconverted RMB Revolving Lender holding Unconverted RMB Revolving Commitments of the applicable Class of such notice.  Each Unconverted RMB Revolving Lender holding Unconverted RMB Revolving Commitments of the applicable Class will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the applicable RMB Borrower at the Funding Office prior to 2:00 P.M., New York City time, on the Borrowing Date requested by such RMB Borrower in funds immediately available to the Administrative Agent.  Such borrowing will then be made available to such RMB Borrower by the Administrative Agent crediting the account of such RMB Borrower on the books of such office or such other account as such RMB Borrower may specify to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the applicable Unconverted RMB Revolving Lenders and in like funds as received by the Administrative Agent.

(b)                              Any RMB Borrower may borrow under any Class of Converted RMB Revolving Commitments during the applicable Revolving Commitment Period on any Business Day, provided that such RMB Borrower shall give the Administrative Agent and the RMB Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to 11:00 A.M., Hong Kong time, four Business Days prior to the requested Borrowing Date specifying (A) the amount and Class of Converted RMB Revolving Loans to be borrowed, (B) the requested Borrowing Date and (C) the respective lengths of the initial Interest Period(s) therefor.  If no Interest Period is specified in any such notice, then the applicable RMB Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Each borrowing under the Converted RMB Revolving Commitments of any Class shall be in an amount that is not less than 50,000,000 RMB and an integral multiple of 10,000,000 RMB (or, if the then aggregate Available Converted RMB Revolving Commitments in respect of such Class are less than 50,000,000 RMB, such lesser amount.  Upon receipt of any such notice from an RMB Borrower, the RMB Administrative Agent shall promptly notify each Converted RMB Revolving Lender holding Converted RMB Revolving Commitments of the applicable Class of such notice.  Each Converted RMB Revolving Lender holding Converted RMB Revolving Commitments of the applicable Class will make (or cause its Applicable Lending Office to make) the amount of its pro rata share of each borrowing available to the RMB Administrative Agent for the account of such RMB Borrower at the RMB Funding Office prior to 11:00 A.M., Hong Kong time, on the Borrowing Date requested by such RMB Borrower in funds immediately available to the RMB Administrative Agent.  Such borrowing will then be made available to such RMB Borrower by the RMB Administrative Agent crediting the account of such RMB Borrower on the books of such office or such other account as such RMB Borrower may specify to the RMB Administrative Agent with the aggregate of the amounts made available to the RMB Administrative Agent by the applicable Converted RMB Revolving Lenders and in like funds as received by the RMB Administrative Agent.

2.38                    Conversion of RMB Revolving Commitments.  (a)  The Company shall have the right, by delivery of an RMB Commitment Conversion Notice to the Administrative Agent, the RMB Administrative Agent and the RMB Revolving Lenders, to require the Unconverted RMB Revolving Lenders under the Unconverted RMB Revolving Facility of each Class to convert (an “RMB Commitment Conversion”), on the RMB Commitment Conversion Date set forth in such RMB Commitment Conversion Notice, all or pro rata portions, of their respective Unconverted RMB Revolving Commitments of such Class to Converted RMB Revolving Commitments of the corresponding Class pro rata between each Class of Unconverted RMB Revolving Commitments in accordance with the percentage of Unconverted RMB Revolving Commitments under each Class of the Unconverted RMB Revolving Facility existing at such time (and, in each case, such RMB Revolving Lenders shall be permitted to assign such Unconverted RMB Revolving Commitments to any of its affiliates in connection with such reallocation; provided that (x) any such assignment to an affiliate that would result in amounts being payable to such affiliate under Section 2.25 or Section 2.26 under applicable laws, rules or regulations in effect at the time of such assignment may only be made with the consent of the Company (which may be granted or withheld in its sole discretion) and (y) no such assignment shall be permitted if Section 2.23(c) would apply at the time of such assignment); provided that, after giving effect to any such conversion (and any simultaneous repayment of Unconverted RMB Revolving Loans), the aggregate Unconverted RMB Revolving Extensions of Credit under the Unconverted RMB Revolving Commitments of any Class shall not exceed the aggregate Unconverted RMB Revolving Commitments of such Class.  Each RMB Commitment Conversion Notice from the Company pursuant to this paragraph (a) shall set forth the amount and Class of the Unconverted RMB Revolving Commitments of each Class to be converted and the RMB Commitment Conversion Date for such RMB Commitment Conversion (which date shall comply with the definition of “RMB Commitment Conversion Date”).  Any such conversion shall be in an amount equal to $250,000,000, or a whole multiple of $10,000,000 in excess thereof or, if less, the aggregate amount of Unconverted RMB Revolving Commitments then outstanding.  Any such conversion shall reduce the Unconverted RMB Revolving Commitment of each Class of each Unconverted RMB Revolving Lender of such Class pro rata in accordance with its existing Unconverted RMB Revolving Commitments under such Facility at such time and increase each such RMB Revolving Lender’s Converted RMB Revolving Commitment of the corresponding Class by an amount, in RMB, determined pursuant to Section 2.38(b).  On the date of any such conversion, (i) each relevant RMB Revolving Lender shall make available to the RMB Administrative Agent such amounts in immediately available funds as the RMB Administrative Agent shall determine are necessary in order to cause, after giving effect to such increased Converted RMB Revolving Commitments of the applicable Class and the application of such amounts to prepay Converted RMB Revolving Loans of such Class of other relevant RMB Revolving Lenders of such Class, the Converted RMB Revolving Loans of such Class to be held ratably by all RMB Revolving Lenders of such Class in accordance with their respective Converted RMB Revolving Commitments of such Class after giving effect to such increase, (ii) the relevant RMB Borrower shall be deemed to have prepaid and reborrowed all outstanding Converted RMB Revolving Loans of such Class and (iii) the relevant RMB Borrower shall pay to the relevant Converted RMB Revolving Lenders of such Class the amounts, if any, payable under Section 2.27 as a result of such prepayment.

(b)                              The aggregate principal amount, in RMB, of Unconverted RMB Revolving Commitments reallocated to Converted RMB Revolving Commitments pursuant to clause (a) above on the applicable RMB Commitment Conversion Date shall be calculated based on the RMB Exchange Rate on the Business Day immediately prior to the applicable RMB Commitment Conversion Notice Date for such reallocation.

(c)                               Each payment (including any payment of interest, principal, fees and other obligations) in respect of Converted RMB Revolving Commitments and any Converted RMB Revolving Loans shall be made in RMB.

SECTION 3.                 LETTERS OF CREDIT

3.1                            L/C Commitment.  (a)  Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Applicable Domestic Revolving Lenders set forth in Section 3.4(a), agrees to issue letters of credit and, with the consent of such Issuing Lender, letters of guarantee (each a “Letter of Credit”) for the account of the Company, any Domestic Subsidiary Borrower or any other Subsidiary on any Business Day during the Revolving Commitment Period in respect of the 2020 Domestic Revolving Commitments in such form as may be reasonable and customary for the purpose thereof; provided that (i) no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (A) the Outstanding Amount of all Letters of Credit issued by such Issuing Lender would exceed such Issuing Lender’s L/C Commitment then in effect, (B) the aggregate amount of the Applicable Available Domestic Revolving Commitments would be less than zero, (C) the Outstanding Amount of all Letters of Credit would exceed the L/C Sublimit then in effect, (D) [Reserved], (E) the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments then in effect or (F) the Total 2020 Revolving Extensions of Credit would exceed the Total 2020 Revolving Commitments and (ii) the Company shall be a co-applicant, and jointly and severally liable with respect to, each Letter of Credit issued for the account of a Subsidiary that is not a Subsidiary Borrower.  Each Letter of Credit shall (x) be denominated in Dollars or, if agreed by the Issuing Lender, any Optional Currency and (y) expire no later than the date that is one year after the latest Revolving Termination Date in effect at the time such Letter of Credit is issued (or such later date as the relevant Issuing Lender shall agree).

(b)                              No Issuing Lender shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

3.2                            Procedure for Issuance of Letter of Credit.  The Company or any Subsidiary Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the reasonable satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request.  Upon receipt of any Application, the relevant Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the relevant Issuing Lender and the Company or relevant Subsidiary Borrower.  The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Company or relevant Subsidiary Borrower promptly following the issuance thereof.  The relevant Issuing Lender shall promptly furnish to the Administrative Agent notice of the issuance of each Letter of Credit (including the amount thereof).  No Issuing Lender shall issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from the Administrative Agent that one or more of the conditions precedent contained in Section 5.2 shall not on such date be satisfied, and ending when such conditions are satisfied.  The Administrative Agent shall immediately notify the Issuing Lenders upon becoming aware that such conditions in Section 5.2 are thereafter satisfied.  The Issuing Lenders shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2 have been satisfied in connection with the issuance of any Letter of Credit.

3.3                            Fees and Other Charges.  The Company will pay a fee (the “Letter of Credit Fee”) for the account of each L/C Participant with respect to its 2020 Domestic Revolving Percentage of the average daily undrawn and unexpired amount of all outstanding Letters of Credit during each Fee Payment Period at a per annum rate equal to the Applicable Margin then in effect with respect to Eurocurrency Loans under the applicable Domestic Revolving Facility, shared ratably among the 2020 Domestic Revolving Lenders, payable in arrears for each Fee Payment Period on the related Fee Payment Date.  In addition, the Company shall pay a fronting fee in an amount agreed separately with each Issuing Lender on the average daily undrawn and unexpired amount of each Letter of Credit issued by such Issuing Lender (other than any Existing Letter of Credit) during each Fee Payment Period, payable in arrears for each Fee Payment Period on the related Fee Payment Date.  For the purposes of the foregoing calculations, the average daily undrawn and unexpired amount of any Letter of Credit denominated in an Optional Currency for any Fee Payment Period shall be calculated by multiplying (i) the average daily undrawn and unexpired amount of such Letter of Credit (expressed in the Optional Currency in which such Letter of Credit is denominated) by (ii) the Exchange Rate for each such Optional Currency in effect on the first Business Day of the related Fee Payment Period or by such other method that the Administrative Agent and the Company may agree.

3.4                            L/C Participations.  (a)  Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s 2020 Domestic Revolving Percentage in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued, and the amount of each draft paid, by such Issuing Lender thereunder.  Each L/C Participant agrees with each

Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which the Issuing Lender is not reimbursed in full by the Company or other applicant in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s 2020 Domestic Revolving Percentage, in each case of the Dollar Equivalent amount of such draft, or any part thereof, that is not so reimbursed (calculated, in the case of any Letter of Credit denominated in an Optional Currency, as of the Reimbursement Date therefor).  Each L/C Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant may have against any Issuing Lender, the Company, any Subsidiary Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary Borrower, (iv) any breach of this Agreement or any other Loan Document by the Company, any Subsidiary Borrower, any other Loan Party or any other L/C Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

(b)                              If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to any Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to any Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the relevant Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360.  If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans under the 2020 Domestic Revolving Facility.  A certificate of the relevant Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c)                               Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Company or other applicant or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

(d)                              Each L/C Participant irrevocably agrees that, on the Eleventh Amendment Effective Date, such L/C Participant’s undivided interest in respect of Letters of Credit then outstanding, and unreimbursed drafts paid under any Letter of Credit, shall be redetermined as if such outstanding Letters of Credit had been issued as of such date and shall be equal to such L/C Participant’s 2020 Domestic Revolving Percentage of the L/C Obligations in respect of such Letters of Credit as of such date.  If a draft is paid on any date thereafter under any Letter of Credit issued by any Issuing Lender for which such Issuing Lender is not reimbursed in full by the Company or other applicant in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender an amount equal to such L/C Participant’s 2020 Domestic Revolving Percentage then in effect of the Dollar Equivalent amount of such draft, or any part thereof, that is not so reimbursed; provided, however, that at no time shall such L/C Participant’s Domestic Revolving Extensions of Credit in respect of the 2020 Domestic Revolving Facility exceed its 2020 Domestic Revolving Commitments.  For the avoidance of doubt, the redetermination provided for in this Section 3.4(d) shall not be subject to the satisfaction of the conditions precedent set forth in Section 5.2.

3.5                            Reimbursement Obligation of the Company.  If any draft is paid under any Letter of Credit, the Company or other applicant shall reimburse the Issuing Lender for the amount of the draft so paid, not later than 3:00 P.M., New York City time on the Business Day immediately following the day that the Company receives notice of payment of such draft (such date, the “Reimbursement Date”).  Each such payment shall be made to the relevant Issuing Lender at its address for notices referred to herein in Dollars or the applicable Optional Currency and in immediately available funds; provided that, in the case of any Letter of Credit denominated in an Optional Currency, if such payment, or obligation to make such payment, in an Optional Currency would subject the Administrative Agent, the relevant Issuing Lender or any Domestic Revolving Lender to any stamp duty, ad valorem charge or any similar tax that would not be payable if such payment were paid or required to be paid in Dollars, the Company or the relevant Subsidiary Borrower shall, at its option, (A) pay the amount of such tax to the Administrative Agent, the relevant Issuing Lender or the relevant Lender or (B) pay the Dollar Equivalent of such draft (calculated as of the Reimbursement Date); provided, further that if such payment is not made on the applicable Reimbursement Date the obligation to pay such draft shall be permanently converted into an obligation to pay the Dollar Equivalent amount of such draft (calculated as of such Reimbursement Date).  Interest shall be payable on any such amounts from the Reimbursement Date until payment in full at the rate set forth in Section 2.21(g).

3.6                            Obligations Absolute.  The obligations of the Company and any relevant Subsidiary Borrower under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Company or such Subsidiary Borrower, as the case may be, may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person.  The Company and each relevant Subsidiary Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Reimbursement Obligations under Section 3.5 of the Company and any relevant Subsidiary Borrower shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company or such Subsidiary Borrower, as the case may be, and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Company or such Subsidiary, as the case may be, against any beneficiary of such Letter of Credit or any such transferee.  No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender.  The Company and each relevant Subsidiary Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Company or such Subsidiary Borrower and shall not result in any liability of such Issuing Lender to the Company or such Subsidiary Borrower.

3.7                            Letter of Credit Payments.  If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the relevant Borrower or relevant

Subsidiary Borrower of the date and amount thereof.  The responsibility of the relevant Issuing Lenders to the Company or relevant Subsidiary Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.8                            Applications.  To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

3.9                            Existing Letters of Credit.  On and as of the Closing Date the letters of credit and letters of guarantee set forth on Schedule 3.9 (the “Existing Letters of Credit”) will constitute Letters of Credit under this Agreement and for the purposes hereof will be deemed to have been issued for the account of the Company on the Closing Date and each issuer thereof shall be deemed to be an Issuing Lender hereunder solely for the purposes of Sections 3.3, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.10 (whether or not such issuer is otherwise an Issuing Lender hereunder).

3.10                    Collateral.  The Company may at its option at any time and from time to time Collateralize any Letter of Credit (with the consent of the relevant Issuing Lender).  In addition, on or prior to the date that is five Business Days prior to the Revolving Termination Date in respect of 2020 Domestic Revolving Commitments then in effect, the Company shall (or shall cause the relevant Subsidiary to) Collateralize any Letter of Credit with an expiration date occurring after such Revolving Termination Date.  Any Letter of Credit that is Collateralized as provided in this Section 3.10 shall cease to be a “Letter of Credit” outstanding hereunder effective on the date of such Collateralization and, accordingly, the rights and obligations of Domestic Revolving Lenders in respect thereof (including pursuant to Section 3.4) shall terminate.

3.11                    New Issuing Lenders; L/C Commitments.  (a)  The Company may from time to time (i) terminate any Issuing Lender as an Issuing Lender hereunder (on a prospective basis only) for any reason upon written notice to the Administrative Agent and such Issuing Lender, (ii) add additional Issuing Lenders hereunder and (iii) increase or decrease the L/C Commitment of any existing Issuing Lender.  If the Company shall decide to add a new Issuing Lender under this Agreement, then the Company may appoint from among the 2020 Revolving Lenders (or an Applicable Lending Office thereof) a new Issuing Lender, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), whereupon such new issuer of Letters of Credit shall be granted the rights, powers and duties of an Issuing Lender hereunder, and the term “Issuing Lender” shall mean such new issuer of Letters of Credit effective upon such appointment.  The acceptance of any appointment as an Issuing Lender hereunder in accordance with this Agreement or an increase of the L/C Commitment of any existing Issuing Lender, shall be evidenced by an agreement entered into by such new issuer of Letters of Credit or existing Issuing Lender, as applicable, in a form reasonably satisfactory to such Issuing Lender, the Company and the Administrative Agent and, from and after the effective date of such agreement, such new issuer of Letters of Credit shall become an “Issuing Lender” hereunder or such increased L/C Commitment shall become effective.  After the termination of an Issuing Lender hereunder, the terminated Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such replacement or termination, but shall not issue additional Letters of Credit.  The Administrative Agent shall promptly notify the Lenders of the effectiveness of any replacement or addition of an Issuing Lender, or any changed L/C Commitment pursuant to this Section 3.11.

(b)                              Any Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by an Applicable Lending Office thereof, in which case, such Applicable Lending Office shall be an “Issuing Lender” hereunder.

SECTION 4.                 REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit and make other extensions of credit hereunder the Company hereby represents and warrants to each Lender that:

4.1                            Financial Condition.  The consolidated financial statements of the Company included in its Annual Report on Form 10-K/A, for the twelve-month period ended December 31, 2005 (the “2005 10-K”) and in its Quarterly Report on Form 10-Q for the three- and nine-month periods ended September 30, 2006 (the “Third Quarter 2006 10-Q”), each as amended on or before the Closing Date and filed with the SEC, present fairly, in all material respects, in accordance with GAAP, the financial condition and results of operations of the Company and its Subsidiaries as of, and for, (a) the twelve-month period ended on December 31, 2005 and (b) the three- and nine-month periods ended September 30, 2006, respectively; provided that the foregoing representation shall not be deemed to have been materially incorrect if, in the event of a subsequent restatement of such financial statements, the changes reflected in such restatement(s) are not materially adverse to the rights and interests of the Lenders under the Loan Documents (taking into account the creditworthiness of the Company and its Subsidiaries, taken as a whole, at such time).

4.2                            No Change.  Between the date of filing with the SEC of the Third Quarter 2006 10-Q and the Closing Date, there has been no development or event which has had a Material Adverse Effect.

4.3                            Existence.  Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has the power and authority to conduct the business in which it is engaged and (c) is duly qualified and in good standing in each jurisdiction where it is required to be so qualified and in good standing, except to the extent all failures with respect to the foregoing clauses (a), (b) and (c) could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4                            Power; Authorization; Enforceable Obligations.  Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under each Loan Document to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance thereof and has duly executed and delivered each Loan Document to which it is a party and each such Loan Document constitutes a legal, valid and binding obligation of such Person enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5                            No Legal Bar.  The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party, except to the extent all such violations could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.6                            Litigation.  Except as set forth, or contemplated, in the 2005 10-K, the Quarterly Report on Form 10-Q/A of the Company for the three-month period ended March 31, 2006 filed with the SEC, the Quarterly Report on Form 10-Q/A of the Company for the three- and six-month periods ended June 30, 2006 filed with the SEC, the Third Quarter 2006 10-Q or the Current Report on Form 8-K of the Company dated December 5, 2006 filed with the SEC, no litigation, investigation, proceeding or arbitration is pending, or to the best of the Company’s knowledge, is threatened against the Company or any Significant Guarantor as of the Closing Date that could reasonably be expected to have a Material Adverse Effect.

4.7                            No Default.  As of the Closing Date, neither the Company nor any Significant Guarantor is in default under any of its material Contractual Obligations, except where such default could not reasonably be expected to have a Material Adverse Effect.

4.8                            [Reserved.]

4.9                            Intellectual Property.  As of the Closing Date, the Company and each Initial Subsidiary Guarantor own, or are licensed to use, all Intellectual Property necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to own or be licensed could not reasonably be expected to have a Material Adverse Effect.

4.10                    Federal Regulations.  No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for any purpose that violates the provisions of Regulation T, U or X of the Board.

4.11                    ERISA.  Each Plan, the Company and its Subsidiaries are in compliance with all material provisions of ERISA and all material applicable provisions of the Code, except to the extent that all failures to be in compliance could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.12                    Investment Company Act; Other Regulations.  No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

4.13                    Initial Subsidiary Guarantors.  As of the Eleventh Amendment Effective Date, the information set forth on Schedule 1.1D is true and correct in all material respects.

4.14                    Sanctions.  The Company has implemented and maintains in effect corporate policies reasonably designed to promote compliance by the Company, its Subsidiaries and their respective employees with applicable laws administered by and regulations promulgated or issued by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”).  Neither the Company nor any of its Subsidiaries is included on the Specially Designated Nationals and Blocked Persons List (the “SDN List”) maintained by OFAC or has a physical place of business, or is organized or resident, in Crimea, Cuba, Iran, North Korea, Sudan, or Syria.  The Company and its Subsidiary Borrowers will not knowingly use the proceeds of the Loans, directly or indirectly, to fund any activities or business (i) of or with any individual or entity that is included on the SDN List or (ii) in, or with the government of, any country that is the subject of comprehensive territorial sanctions administered by OFAC (a “Sanctioned Country”), except in the case of (i) or (ii), to the extent licensed or otherwise authorized under U.S. law.  Notwithstanding the foregoing, if any country, region, or territory, including Crimea, Cuba, Iran, North Korea, Sudan, or Syria, shall no longer be the subject of comprehensive territorial sanctions administered by OFAC, then it shall not be considered a Sanctioned Country for purposes hereof and the provisions of this Section 4.14 shall no longer apply with respect to that country, region, or territory.

4.15                    Environmental Laws.  The Company is in compliance in all material respects with all applicable Environmental Laws, except to the extent failure to comply would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.                 CONDITIONS PRECEDENT

5.1                            [Reserved.]

5.2                            Conditions to Each Extension of Credit.  The agreement of each Lender to make any Loan (other than a Brazilian Revolving Loan of any Class all of the proceeds of which are to be applied to repay outstanding Brazilian Revolving Loans of such Class) and the agreement of any Issuing Lender to issue any Letter of Credit (or amendment thereto increasing the face amount thereof) requested to be made or issued by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent as of the date of such Loan or the date of any request to issue (or amend to increase the face amount of) such Letter of Credit:

(a)                               Representations and Warranties.  Each of the representations and warranties made by the Company in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representations and warranties relate to an earlier date (including those set forth in Sections 4.2, 4.6, 4.7, 4.9 and 4.13), in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(b)                              No Event of Default.  No Event of Default shall have occurred and be continuing on such date, before and after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof.

(c)                               No Pro Forma Default.  No Default shall be continuing after giving effect to the extensions of credit requested to be made on such date and the use of proceeds thereof; provided that, if any Default has occurred and is continuing on such date prior to the application of such proceeds, the Company shall have identified such Default in the request for such extension of credit and shall have represented to the Administrative Agent in such request that the proceeds of such extension of credit shall be used to cure such Default prior to such Default becoming an Event of Default.

(d)                              [Reserved.]

(e)                               No Subsidiary Borrower Bankruptcy Events.  With respect to any Loan made to or Letter of Credit issued for the account of any Subsidiary Borrower, (i) such Subsidiary Borrower shall not have (A) commenced any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) made a general assignment for the benefit of its creditors; or (ii) there shall not be commenced against such Subsidiary Borrower any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days.

Each borrowing (other than a borrowing of Brazilian Revolving Loans of any Class all of the proceeds of which are to be applied to repay outstanding Brazilian Revolving Loans of such Class), or issuance of a Letter of Credit (or amendment thereto increasing the face amount thereof) hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing or the date of such issuance of a Letter of Credit, that the conditions contained in this Section 5.2 have been satisfied.

SECTION 6.                 AFFIRMATIVE COVENANTS

The Company hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit or Acceptance remains outstanding or any Loan, Reimbursement Obligations, interest or fee payable hereunder is owing to any Lender:

6.1                            Company Financial Statements.  The Company shall deliver to the Administrative Agent, audited annual financial statements and unaudited quarterly financial statements of the Company within 15 days after the Company is required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act (or, if the Company is not required to file annual financial statements or unaudited quarterly financial statements with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, then within 15 days after the Company would be required to file the same with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act if it had a security listed and registered on a national securities exchange); provided, that the foregoing time period shall automatically be extended to the earlier of (a) the date that is five days prior to the date of the occurrence of any “event of default” (or any comparable term) under any of the Existing Notes as a result of the failure by the Company to provide annual or quarterly financial statements to the extent required under the related Existing Notes Indenture and (b) in the case of audited annual financial statements, within 240 days after the end of the Company’s fiscal year, and in the case of unaudited quarterly financial statements, within 220 days after the end of each of the first three quarterly periods of each fiscal year; provided, further, that such financial statements shall be deemed to be delivered upon the filing with the SEC of the Company’s Form 10-K or Form 10-Q for the relevant fiscal period.

6.2                            [Reserved.]

6.3                            Compliance Certificates.  The Company shall deliver to the Administrative Agent concurrently with the delivery of any financial statements pursuant to Section 6.1, a Compliance Certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer’s knowledge, no Default or Event of Default has occurred and is continuing as of the date of such certificate, except as specified in such certificate, and (ii) unless the Total Available Revolving Commitment (including any unused commitment under any Incremental Revolving Facility or any Permitted Additional Senior Facility) is equal to or greater than $4,000,000,000, containing a calculation of Available Liquidity as of the last day of the fiscal period covered by such financial statements.

6.4                            Maintenance of Business; Existence.  The Company will continue to engage primarily in the automotive business and preserve, renew and keep in full force and effect its corporate existence and take all reasonable actions to maintain all rights necessary for the normal conduct of its business, except to the extent that failure to do so would not have a Material Adverse Effect.

6.5                            Maintenance of Property; Insurance.  The Company will, and will cause each Significant Guarantor to, maintain, as appropriate, with insurance companies that the Company believes (in the good faith judgment of the management of the Company) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in amounts (after giving effect to any self-insurance which the Company believes (in the good faith judgment of management of the Company) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Company believes (in the good faith judgment of the management of the Company) are reasonable in light of the size and nature of its business.

6.6                            Notices.  Promptly upon a Responsible Officer of the Company becoming aware thereof, the Company will give notice to the Administrative Agent of the occurrence of any Default or Event of Default.  Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company or the relevant Subsidiary proposes to take with respect thereto.

6.7                            New Guarantee.  (a) Within 30 days after any Guarantee Reinstatement Date, the Company shall deliver, or cause to be delivered, to the Administrative Agent the New Guarantee, executed and delivered by (i) each Principal Domestic Subsidiary and (ii) each Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company, together with customary secretary’s certificates, resolutions and legal opinions.

(b)                              During any New Guarantee Requirement Period, within 30 days after the formation or acquisition of any Principal Domestic Subsidiary (or the making of a single investment or a series of related investments having a value (determined by reference to Net Book Value, in the case of an investment of assets) of $500,000,000 or more in the aggregate by the Company or a Principal Domestic Subsidiary, directly or indirectly, in a Domestic Subsidiary (other than an Excluded Subsidiary) that is not a Principal Domestic Subsidiary that results in such Domestic Subsidiary becoming a Principal Domestic Subsidiary), the Company shall (or shall cause the relevant Subsidiary to), unless a Guarantee Release Date shall have occurred prior to such 30th day, cause such Principal Domestic Subsidiary (or Domestic Subsidiary receiving such investment(s)) to become a party to the New Guarantee.

(c)                               The Company shall use its commercially reasonable efforts, during any New Guarantee Requirement Period, to cause any domestic joint venture that is an Excluded Subsidiary pursuant to clause (e) of the definition of “Excluded Subsidiary” but that would otherwise be a Principal Domestic Subsidiary and in which the Company directly or indirectly owns at least 80% of the voting or economic interest, to become a New Guarantor (it being understood that such efforts shall not require any economic or other significant concession with respect to the terms of such joint venture arrangements).

SECTION 7.                 NEGATIVE COVENANTS

The Company hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit or Acceptance remains outstanding or any Loan, Reimbursement Obligations, interest or fee payable hereunder is owing to any Lender:

7.1                            [Reserved.]

7.2                            Available Liquidity.  The Company shall not permit Available Liquidity to be less than $4,000,000,000 at any time.

7.3                            Liens. (a) [Reserved.]

(b)                              The Company will not, and will not permit (i) any Initial Subsidiary Guarantor that is then a Domestic Subsidiary and not a Foreign Subsidiary Holding Company or (ii) any Principal Domestic Subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its assets except Permitted Liens.

7.4                            [Reserved.]

7.5                            Asset Sale Restrictions.

(a)                               [Reserved.]

(b)                              [Reserved.]

(c)                               [Reserved.]

(d)                              Ford Motor Credit.  The Company shall not permit any Disposition or issuance of the Capital Stock of FMCC that results in the Company owning, directly or indirectly, less than 49% of the outstanding Capital Stock of FMCC.

(e)                               [Reserved.]

(f)                                Principal Trade Names.  The Company shall not Dispose of any Principal Trade Name.

(g)                               [Reserved.]

(h)                              [Reserved.]

(i)                                  [Reserved.]

(j)                                  All or Substantially All Assets.  The Company shall not, nor shall it permit its Significant Guarantors to, Dispose of all or substantially all of the assets of the Company and its Subsidiaries, on a consolidated basis, other than pursuant to a transaction permitted under Section 7.7(a).

Notwithstanding anything in this Section 7.5 to the contrary, any Disposition described in this Section 7.5 shall be permitted if such Disposition is to the Company or any Subsidiary Guarantor.  In addition it is understood that the Company and its Subsidiaries may otherwise Dispose of their assets except to the extent expressly restricted pursuant to this Section 7.5 and Sections 7.7 and 7.9.

7.6                            [Reserved.]

7.7                            Fundamental Changes. (a) The Company will not merge or consolidate with any other Person unless no Default or Event of Default is continuing after giving effect to such transaction and (i) it shall be the continuing entity or (ii) (A) the Person formed by or surviving such merger or consolidation shall be an entity organized or existing under the laws of the United States, any state thereof, or the District of Columbia that expressly assumes all the obligations of the Company under the Loan Documents pursuant to a supplement or amendment to this Agreement and each other Loan Document reasonably satisfactory to the Administrative Agent, (B) during any New Guarantee Period, each New Guarantor reaffirms its obligations under the Loan Documents and (C) the Administrative Agent shall have received an opinion of counsel reasonably satisfactory to the Administrative Agent and consistent with the opinions delivered on the Closing Date with respect to the Company.

(b)                              No Significant Guarantor shall merge or consolidate with any other Person unless (i) the Company or another Subsidiary Guarantor shall be the continuing entity or (ii) in connection with an asset sale permitted by Section 7.5.

7.8                            Negative Pledge.  The Company will not itself, and will not permit any Manufacturing Subsidiary to, incur, issue, assume, guarantee or suffer to exist any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being herein called “Debt”), secured by pledge of, or mortgage or lien on, any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary, or any shares of stock of or Debt of any Manufacturing Subsidiary (such mortgages, pledges and liens being hereinafter called “Pledge” or “Pledges”), without effectively providing that the Obligations (together with, if the Company shall so determine, any other Debt of the Company or of such Manufacturing Subsidiary then existing or thereafter created ranking equally with the Obligations) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt so secured plus all Attributable Debt of the Company and its Manufacturing Subsidiaries in respect of Sale and Leaseback Transactions would not exceed 5% of the Consolidated Net Tangible Automotive Assets; provided, however, that this Section 7.8 shall not apply to Debt secured by:

(a)                               Pledges of property of, or on any shares of stock of or Debt of, any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(b)                              Pledges in favor of the Company or any Manufacturing Subsidiary;

(c)                               Pledges in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

(d)                              Pledges of property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of, or within 60 days after, the acquisition of such property or shares or Debt for the purpose of financing all or any part of the purchase price thereof; and

(e)                               any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Pledge referred to in the foregoing clauses (a) to (d), inclusive; provided, however, that such extension, renewal or replacement Pledge shall be limited to all or a part of the same property, shares of stock or Debt that secured the Pledge extended, renewed or replaced (plus improvements on such property).

7.9                            Sales and Leasebacks.  The Company will not itself, and it will not permit any Manufacturing Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Manufacturing Subsidiary) or to which any such lender or investor is a party, providing for the leasing by the Company or a Manufacturing Subsidiary for a period, including renewals, in excess of three years of any Principal Domestic Manufacturing Property which has been or is to be sold or transferred by the Company or such Manufacturing Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Domestic Manufacturing Property (herein referred to as a “Sale and Leaseback Transaction”) unless either:

(a)                               the Company or such Manufacturing Subsidiary could create Debt secured by a mortgage pursuant to Section 7.8 on the Principal Domestic Manufacturing Property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Obligations; or

(b)                              the Company, within 120 days after the sale or transfer shall have been made by the Company or by a Manufacturing Subsidiary, applies an amount equal to the greater of:

(i)                                  the net proceeds of the sale of the Principal Domestic Manufacturing Property leased pursuant to such arrangement; or

(ii)                              the fair market value of the Principal Domestic Manufacturing Property so leased at the time of entering into such arrangement (as determined by any two of the following: the Chairman of the Board of the Company, its President, any Executive Vice President of the Company, any Group Vice President of the Company, any Vice President of the Company, its Treasurer or its Controller);

to the retirement of Funded Debt of the Company; provided, however, that the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by the principal amount of Funded Debt voluntarily retired by the Company within 120 days after such sale.

SECTION 8.                 EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a)                               the Company (or the relevant Subsidiary Borrower) shall fail to pay (i) any principal of any Loan, any Acceptance Obligation or any Acceptance Equivalent Loan when due, (ii) any interest, facility fee, Letter of Credit Fee, Acceptance Fee or any Reimbursement Obligation hereunder for a period of five Business Days after the same becomes due and payable or (iii) any other amount due and payable under any Loan Document for 30 days after receipt of notice of such failure by the Company from the Administrative Agent (other than, in the case of amounts in this clause (iii), any such amount being disputed by the Company in good faith); or

(b)                              any representation or warranty made or deemed made by the Company in any Loan Document or any certified statement furnished by the Company, shall prove to have been incorrect in any material respect on or as of the date made or deemed made or furnished; or

(c)                               the Company or, during any New Guarantee Period, any Significant New Guarantor shall default in the observance or performance of (i) its agreements in Section 6.1, (ii) its agreements in Section 7.2 for a period of 20 consecutive days or (iii) any other agreement contained in this Agreement or any other Loan Document and, with respect to clause (iii) only, such default shall continue unremedied for a period of 30 days after notice thereof to the Company from the Administrative Agent; or

(d)                              the Company or, during any New Guarantee Period, any Significant New Guarantor shall (i) default in making any payment of any principal of any Indebtedness or any Guarantee Obligation in respect of Indebtedness beyond the period of grace, if any; or (ii) default in making any payment of any interest on any such Indebtedness or Guarantee Obligation, in each case beyond the period of grace, if any; provided, that a default, event or condition described in clause (i) or (ii) of this paragraph (d) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) or (ii) of this paragraph (d) shall have occurred and be continuing with respect to Indebtedness or any such Guaranty Obligation the aggregate outstanding principal amount of which exceeds $1,000,000,000; or

(e)                               any Permitted Additional Senior Facilities or any other Indebtedness issued or guaranteed by the Company or, during any New Guarantee Period, any Significant New Guarantor with an aggregate outstanding principal amount of $1,000,000,000 or more shall have been accelerated by the holders thereof as a result of a default thereunder; or

(f)                                (i) the Company, FMCC, Ford Canada or, during any New Guarantee Period, any Significant New Guarantor shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (1) seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (B) make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company, FMCC, Ford Canada or, during any New Guarantee Period, any Significant New Guarantor any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or

(g)                               (i) any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period has been sought and rejected under Section 412 of the Code; (ii) any Plan is or shall have been terminated or is the subject of termination proceedings under ERISA; (iii) the PBGC shall have terminated a Plan or appointed a trustee to administer any Plan; (iv) any Plan shall have an accumulated funding deficiency which has not been waived; or (v) the Company or any Commonly Controlled Entity has incurred a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; and (b) any of the foregoing has had a Material Adverse Effect; or

(h)                              one or more judgments or decrees shall be entered in the United States against the Company or, during any New Guarantee Period, any Significant New Guarantor that is not vacated, discharged, satisfied, stayed or bonded pending appeal within 60 days, and involves a liability (not paid or fully covered by insurance as to which the relevant insurance company has not denied coverage) of either (a) $100,000,000 or more, in the case of any single judgment or decree or (b) $200,000,000 or more in the aggregate; or

(i)                                  [Reserved.]

(j)                                  the guarantee of the Company contained in the Guarantee or, during any New Guarantee Period, the guarantee of any Significant New Guarantor under the New Guarantee, shall cease to be in full force and effect; or

(k)                              the occurrence of a Change of Control;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) above with respect to the Company, automatically the Commitments shall immediately terminate and the Loans and Acceptances (with accrued interest thereon) and all other amounts owing to the Lenders under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:  (i) with the consent of the Required

Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare the Loans and Acceptances (with accrued interest thereon) and all other amounts owing to the Lenders under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Company or the relevant Subsidiary Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit (calculated, in the case of Letters of Credit denominated in Optional Currencies, at the Dollar Equivalent thereof on the date of acceleration).  Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company and any Subsidiary Borrower hereunder and under the other Loan Documents.  After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company and any Subsidiary Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company or such Subsidiary Borrower (or such other Person as may be lawfully entitled thereto).  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Company and each Subsidiary Borrower.

Whenever the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall have become immediately due and payable in accordance with clause (A) or clause (B) above, each Specified Currency Loan shall be converted automatically into Dollars at the Exchange Rate in effect on date the Loans shall become so due and payable; provided, further that any Specified Currency Loan held by any Lender that is not paid in full on the Revolving Termination Date for such Lender shall be converted automatically into Dollars at the Exchange Rate in effect on such Revolving Termination Date.

SECTION 9.                 THE AGENTS

9.1                            Appointment.  (a)  Each Lender hereby irrevocably designates and appoints the Applicable Administrative Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Applicable Administrative Agents, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Applicable Administrative Agents by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.   Notwithstanding any provision to the contrary elsewhere in this Agreement, the Applicable Administrative Agents shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Applicable Administrative Agent.

(b)                              [Reserved.]

9.2                            Delegation of Duties.  The Applicable Administrative Agents may execute any of their duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Applicable Administrative Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

9.3                            Exculpatory Provisions.  Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder.  The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

9.4                            Reliance by Applicable Administrative Agents.  The Applicable Administrative Agents shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, e-mail, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by any Applicable Administrative Agent.  The Applicable Administrative Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Applicable Administrative Agent.  The Applicable Administrative Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Applicable Administrative Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

9.5                            Notice of Default.  The Applicable Administrative Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.”  In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders and the other Applicable Administrative Agents.  The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified in this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6                            Non-Reliance on Agents and Other Lenders.  Each Lender expressly acknowledges that none of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender.  Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans and other extensions of credit hereunder and enter into this Agreement.  Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by an Applicable Administrative Agent hereunder, the Applicable Administrative Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of any Applicable Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

9.7                            Indemnification.  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Company or any Subsidiary Borrower and without limiting the obligation of the Company or any Subsidiary Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

9.8                            Agent in Its Individual Capacity.  Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent.  With respect to its Loans made or renewed by it, any Letter of Credit issued or participated in by it and any other extension of credit made by it hereunder, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

9.9                            Successor Administrative Agent.  An Applicable Administrative Agent may resign as such Applicable Administrative Agent upon 30 days’ notice to the Lenders and the Company.  If an Applicable Administrative Agent shall resign as such Applicable Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Company shall have occurred and be continuing) be subject to approval by the Company (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of such Applicable Administrative Agent, and the term “Administrative Agent”, “Brazilian Administrative Agent” or “RMB Administrative Agent”, as the case may be,  shall mean such successor agent effective upon such appointment and approval, and the former Applicable Administrative Agent’s rights, powers and duties as Applicable Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Applicable Administrative Agent or any of the parties to this Agreement or any holders of the Loans.  If no successor agent has accepted appointment as Applicable Administrative Agent by the date that is 30 days following a retiring Applicable Administrative Agent’s notice of resignation, the retiring Applicable Administrative Agent may, on behalf of the Lenders and with the consent of the Company (such consent not to be unreasonably withheld and, which consent, shall not be required if an Event of Default under Section 8(a) or Section 8(f) with respect to the Company shall have occurred and be continuing), appoint a successor Applicable Administrative Agent, which (i) in the case of the Administrative Agent, shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000, (ii) in the case of the Brazilian Administrative Agent, shall be a bank that is a Lender, or an affiliate of a Lender, and is authorized to conduct commercial banking business in Brazil or (iii) in the case of the RMB Administrative Agent, shall be a bank that is a Lender, or an affiliate of a Lender.  Upon the acceptance of any appointment as Applicable Administrative Agent hereunder by a successor Applicable Administrative Agent, such successor Applicable Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Applicable Administrative Agent, and the retiring Applicable Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Applicable Administrative Agent’s resignation as an Applicable Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Applicable Administrative Agent under this Agreement and the other Loan Documents.

9.10                    Bookrunners, Lead Arrangers, Documentation Agents and Syndication Agents.  None of the Syndication Agents or any of the bookrunners, lead arrangers, documentation agents or the agent identified on the cover page to this Agreement shall have any duties or responsibilities under this Agreement and the other Loan Documents in their respective capacities as such.

SECTION 10.         MISCELLANEOUS

10.1                    Amendments and Waivers.  (a)  Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1 or as otherwise expressly provided herein.  The Required Lenders and the Company (on its own behalf and as agent on behalf of any other Loan Party party to the relevant Loan Document) may, or, with the written consent of the Required Lenders, the Administrative Agent and the Company (on its own behalf and as agent on behalf of any Loan Party party to the relevant Loan Document ) may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

(A)                                                                           forgive or reduce any principal amount or extend the final scheduled date of maturity of any Loan, Acceptance or any Reimbursement Obligation (for the purpose of clarity each of the foregoing not to include any waiver of a mandatory prepayment), reduce the stated rate of any interest, fee or prepayment premium payable hereunder (except in connection with the waiver of applicability of any post-default increase in interest rates), or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Revolving Commitment, in each case without the written consent of each Lender directly and adversely affected thereby;

(B)                                                                            eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender;

(C)                                                                            reduce any percentage specified in the definition of Required Lenders or consent to the assignment or transfer by or release of the Company of any of its rights and obligations under this Agreement and the other Loan Documents (except as otherwise provided in the Loan Documents), in each case without the written consent of all Lenders;

(D)                                                                           effect any amendment, modification or waiver that by its terms adversely affects the rights in respect of payment of Lenders under any Revolving Facility differently from Lenders under any other Revolving Facility without the written consent of the Majority Facility Lenders in respect of each Revolving Facility adversely affected thereby;

(E)                                                                             [Reserved];

(F)                                                                              reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility or reduce the percentage specified in the definition of Majority Revolving Lenders without the written consent of all Revolving Lenders;

(G)                                                                           after the Closing Date, amend, modify or waive any provision of Section 5.2 without the written consent of the Majority Revolving Lenders,

(H)                                                                           amend, modify or waive any provision of Section 9 in a manner adverse to any Applicable Administrative Agent without the written consent of such Applicable Administrative Agent;

(I)                                                                                 [Reserved];

(J)                                                                                amend, modify or waive any provision of Section 2.11, 2.12 or 2.13 without the written consent of each Swingline Lender;

(K)                                                                           amend, modify or waive any provision of Section 3 without the written consent of each Issuing Lender; or

(L)                                                                             amend, modify or waive (i) any provision of Section 2.16(c) to reduce or eliminate any right of any Domestic Revolving Lender to consent or agree to any reallocation or transfer of all or any portion of its Domestic Revolving Commitments or Domestic Revolving Extensions of Credit under any Domestic Revolving Facility to any Brazilian Revolving Facility or RMB Revolving Facility without the consent of such Domestic Revolving Lender, (ii) any provision of Section 2.16(d) to reduce or eliminate any right of any RMB Revolving Lender to consent or agree to any reallocation or transfer of all or any portion of its RMB Revolving Commitments or RMB Revolving Extensions of Credit under any RMB Revolving Facility to any Domestic Revolving Facility without the consent of such RMB Revolving Lender or (iii) any provision of Section 2.16(e) to reduce or eliminate any right of any Brazilian Revolving Lender to consent or agree to any reallocation or transfer of all or any portion of its Brazilian Revolving Commitments or Brazilian Revolving Extensions of Credit under any Brazilian Revolving Facility to any Domestic Revolving Facility without the written consent of such Brazilian Revolving Lender.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, each Applicable Administrative Agent and all future holders of the Loans.  In the case of any waiver, the Loan Parties, the Lenders and each Applicable Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(b)                              Notwithstanding the foregoing paragraph (a), without the consent of the Required Lenders, but subject to any consent required by paragraphs (A) through (K) above, (i) the terms of any Facility may be amended, modified or waived in any manner that does not adversely affect the rights or obligations of Lenders under any other Facility with the written consent of the Majority Facility Lenders in respect of such Facility and (ii) the Administrative Agent and the Company may amend, modify or supplement any provision of this Agreement or any other Loan Document to cure any ambiguity, omission, defect or inconsistency so long as such amendment, modification or supplement does not adversely affect the rights or obligations of any Lender or Issuing Lender.

(c)                               [Reserved.]

(d)                              In addition, notwithstanding the foregoing, this Agreement may be amended after the Closing Date without consent of the Lenders, so long as no Default or Event of Default shall have occurred and be continuing, as follows:

(i)                                  to designate (u) any Domestic Subsidiary of the Company as a Domestic Subsidiary Borrower, (v) any Subsidiary of the Company organized under the laws of Canada or any province or territory thereof as a Canadian Borrower, (w) any Foreign Subsidiary organized or domiciled under the laws of the United Kingdom, Sweden or Germany as a Foreign Subsidiary Borrower under the Multicurrency Revolving Facility, (x) any Brazilian Subsidiary as a Brazilian Subsidiary Borrower, (y) any Domestic Subsidiary of the Company as a Subsidiary Borrower under the RMB Revolving Facilities and (z) any Subsidiary of the Company as a Subsidiary Borrower under a New Local Facility or any Incremental Revolving Facility upon (A) ten Business Days prior notice to the Administrative Agent and, in the case of clause (x) above, the Brazilian Administrative Agent and, in the case of clause (y) above, the RMB Administrative Agent (such notice to contain the name, primary business address and taxpayer identification number of such Subsidiary), (B) the execution and delivery by the Company, such Subsidiary and the Administrative Agent of a Joinder Agreement, substantially in the form of Exhibit R (each, a “Joinder Agreement”), providing for such Subsidiary to become a Subsidiary Borrower, (C) the agreement and acknowledgement by the Company and, during any New Guarantee Period, each New Guarantor, that the Guarantee or the New Guarantee, as applicable, covers the Obligations of such Subsidiary, (D) the delivery to the Administrative Agent of corporate or other applicable resolutions, other corporate or other applicable documents, certificates and legal opinions in respect of such Subsidiary reasonably equivalent to comparable documents delivered on the

Closing Date and (E) the delivery to the Administrative Agent of any documentation or other information reasonably requested by the Administrative Agent and necessary to satisfy obligations of the Lenders described in Section 10.18 or any applicable “know your customer” or other anti-money laundering Requirement of Law; and

(ii)                              to remove any Subsidiary as a Subsidiary Borrower upon (A) execution and delivery by the Company to the Administrative Agent of a written notification to such effect, (B) repayment in full of all Loans made to such Subsidiary Borrower, (C) repayment in full of all other amounts owing by such Subsidiary Borrower under this Agreement and the other Loan Documents and (D) the deposit in a cash collateral account opened by the Administrative Agent of an amount equal to 105% of the aggregate then undrawn and unexpired amount of all Letters of Credit issued for the account of such Subsidiary Borrower (calculated, in the case of Letters of Credit denominated in Optional Currencies, at the Dollar Equivalent thereof on the date of removal) (it being agreed that any such repayment shall be in accordance with the other terms of this Agreement).

10.2                    Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice or electronic transmission, when received, addressed as follows in the case of the Company and any Applicable Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

Company:	Ford Motor Company One American Road Dearborn, MI 48126 Attention: Treasurer Telecopy: 313-322-3359 Telephone: 313-322-3533

with a copy to:	Ford Motor Company One American Road Dearborn, MI 48126 Attention: Secretary Telecopy: 313-248-8713 Telephone: 313-323-2130

Administrative Agent for all notices:	JPMorgan Chase Bank, N.A. 500 Stanton Christiana Road, Ops 2, Floor 03 Newark, DE, 19713-2107 Attention: Christine Angus Telecopy: 302-634-4250 Telephone: 302-634-8647

with a copy to:	JPMorgan Chase Bank, N.A. 383 Madison Ave. New York, NY 10179 Attention: Robert P. Kellas Telecopy: 212-270-5100

Telephone: 212-270-3560

with a further copy to:	Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, NY 10153 Attention: Andrew J. Yoon Telecopy: (212) 310-8007 Telephone: (212) 310-8689

Administrative Agent for notices with respect to the Multicurrency Revolving Facility:	J.P. Morgan Europe Limited 25 Bank Street Canary Wharf London E14 5JP United Kingdom Attention: Loan Agency Telecopy: 44 207 777 2360 Telephone: 44 207 134 8208

Administrative Agent for notices with respect to the Canadian Revolving Facility:	JPMorgan Chase Bank, N.A. 500 Stanton Christiana Road, Ops 2, Floor 03 Newark, DE, 19713-2107 Attention: Christine Angus Telecopy: 302-634-4250 Telephone: 302-634-8647

Brazilian Administrative Agent:

Banco Bradesco S.A.

Núcleo Administrativo denominado Cidade de Deus s/n.º

Prédio Amarelo, 2º andar

06029-900  Osasco, SP

Attention:  Roseli Maria Louzano

Telecopy:  (11) 3684-5645
Telephone:  (11) 3684-9401

RMB Administrative Agent:

JPMorgan Chase Bank, N.A., Hong Kong Branch
18/F, JPMorgan Tower,
138 Shatin Rural Committee Road,
Shatin, N.T., Hong Kong
Attn: Loan Agency
Telecopy: 852 2836 9672
Telephone: 852 2800 6024 / 852 2800 1916

provided that any notice, request or demand to or upon the Applicable Administrative Agent or the Lenders shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 or 3 unless otherwise agreed by the Administrative Agent and the applicable Lender.  Any Applicable Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

10.3                    No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4                    Survival of Representations and Warranties.  All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

10.5                    Payment of Expenses and Taxes.  The Company agrees (a) to pay or reimburse the Applicable Administrative Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, the syndication of the Facilities, the consummation and administration of the transactions contemplated hereby and thereby and any amendment or waiver with respect thereto, including, without limitation, (i) the reasonable fees and disbursements of Weil, Gotshal & Manges LLP and one local counsel in each relevant jurisdiction (which, for the avoidance of doubt, may include each jurisdiction where a Subsidiary Borrower is organized) to be shared by the Applicable Administrative Agents and the Collateral Trustee, (ii) filing and recording fees and expenses and (iii) the charges of Intralinks, (b) to pay or reimburse the Applicable Administrative Agents and the Collateral Trustee for all their reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and the other Loan Documents, including the reasonable fees and disbursements of one primary counsel to the Applicable Administrative Agents, which counsel shall act on behalf of all Lenders (and if necessary or advisable one local counsel in each relevant jurisdiction (which, for the avoidance of doubt, may include each jurisdiction where a Subsidiary Borrower is organized) to be shared by the Applicable Administrative Agents and the Collateral Trustee) and, in the event of any conflict of interest, if necessary or advisable one additional local counsel in each relevant jurisdiction to the Collateral Trustee and one additional primary counsel (and if necessary or advisable one local counsel in each relevant jurisdiction) to represent all Lenders (other than the Applicable Administrative Agents), (c) to pay, indemnify or reimburse each Lender, each Issuing Lender and the Applicable Administrative Agents for, and hold each Lender, each Issuing Lender and the Applicable Administrative Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and similar taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Issuing Lender, the Applicable Administrative Agents, their respective affiliates, and their respective officers, directors, partners, employees, advisors, agents, controlling persons and trustees (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (other than with respect to taxes not specifically provided for herein, which shall be governed exclusively by Section 2.26 or with respect to the costs, losses or expenses which are of the type covered by Section 2.25 or Section 2.27) with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company or any of its Subsidiaries and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Company shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities resulted from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, advisors, agents, controlling persons or trustees.  Without limiting the foregoing, and to the extent permitted by applicable law, the Company agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee unless the same shall have resulted from the gross negligence or willful misconduct of, or material breach of the Loan Documents by, such Indemnitee, any of its affiliates or its or their respective officers, directors, partners, employees, advisors, agents, controlling persons or trustees.  All amounts due under this Section 10.5 shall be payable not later than 30 Business Days after the party to whom such amount is owed has provided a statement or invoice therefor, setting forth in reasonable detail, the amount due and the relevant provision of this Section 10.5 under which such amount is payable by the Company.  For purposes of the preceding sentence, it is understood and agreed that the Company may ask for reasonable supporting documentation to support any request to reimburse or pay out of pocket expenses, legal fees and disbursements and that the grace period to pay any such amounts shall not commence until such supporting documentation has been received by the Company. Statements payable by the Company pursuant to this Section 10.5 shall be submitted to the Company at the address of the Company set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Company in a written notice to the Administrative Agent.  The agreements in this Section 10.5 shall survive repayment of the Loans and all other amounts payable hereunder.

10.6                    Successors and Assigns; Participations and Assignments.  (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of an Issuing Lender that issues any Letter of Credit), except that (i) other than pursuant to Section 7.7, neither the Company nor any Subsidiary Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Company or any Subsidiary Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.

(b)                              (i)                           Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans and/or Acceptances at the time owing to it) with the prior written consent (in each case, not to be unreasonably withheld or delayed) of:

(A)                                                                           with respect to any Revolving Facility:

(1)                                                                              the Company;

(2)                                                                              the Administrative Agent;

(3)                                                                              each Material Issuing Lender at such time; and

(4)                                                                              each Material Swingline Lender at such time;

provided, that none of the foregoing consents in relation to any Revolving Facility shall be required (x) for an assignment to a Revolving Lender, (y) in the case of the Company only, if an Event of Default under Section 8(a) or (f) has occurred and is continuing or (z) except as expressly set forth in Section 2.38, in respect of any assignment of any RMB Revolving Commitments or RMB Revolving Loans from any RMB Revolving Lender to any of its affiliates in connection with any RMB Commitment Conversion.

(B)                                                                            [Reserved.]

(ii)                              Assignments shall be subject to the following additional conditions:

(A)                                                                           except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that (1) no such consent of the Company shall be required if an Event of Default under Section 8(a) or (f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B)                                                                            the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee shall not be payable in respect of any assignment of any RMB Revolving Commitments or RMB Revolving Loans from any RMB Revolving Lender to any of its affiliates in connection with any RMB Commitment Conversion);

(C)                                                                            the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire; and

(D)                                                                           any assignment of any RMB Revolving Commitments or RMB Revolving Loans of any Class shall consist of a pro rata portion of the Unconverted RMB Revolving Commitments and Converted RMB Revolving Commitments and the Unconverted RMB Revolving Loans and Converted RMB Revolving Loans of such Class of the assigning Lender.

For the purposes of this Section 10.6, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender.

(iii)                          Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.25, 2.26, 2.27 and 10.5).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)                          The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of and interest on the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Company, the Applicable Administrative Agents, the Issuing Lenders and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Company, at any reasonable time and from time to time upon reasonable prior notice. The Register shall be available for inspection by any Issuing Lender and any Swingline Lender at any reasonable time and from time to time upon reasonable prior notice.

(v)                              Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b)  of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)                               (i)                           Any Lender may, without the consent of the Company or the Applicable Administrative Agents, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans and/or Acceptances owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Company, each Applicable Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) no later than January 31 of each year, such Lender shall provide the Company with a written description of each participation of Loans, Acceptances and/or Commitments by such Lender during the prior year (it being understood that any failure to provide notice shall not render the participation invalid).  Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.1(a) and (2) directly affects such Participant.  Subject to paragraph (c)(ii) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.25, 2.26 and 2.27 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.  To the extent permitted by law, and subject to paragraph (c)(ii) of this Section, each Participant also shall be entitled to the benefits of Section 10.7(b) as though it were a Lender, provided such Participant shall be subject to Section 10.7(a) as though it were a Lender.  Notwithstanding anything to the contrary in this Section 10.6, each Lender shall have the right to sell one or more participations in all or any part of its Loans, Commitments or other Obligations to one or more lenders or other Persons that provide financing to such Lender in the form of sales and repurchases of participations without having to satisfy the foregoing requirements.

(ii)                              A Participant shall not be entitled to receive any greater payment under Section 2.25 or 2.26 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant.  A Participant shall not be entitled to receive any funds directly from the Company in respect of Sections 2.25, 2.26, 2.27 or 10.7 unless such Participant shall have provided to Administrative Agent, acting for this purpose as an agent of the Company, such information as is required to be recorded in the Register pursuant to paragraph (b)(iv) above as if such Participant were a Lender.  Any Participant shall not be entitled to the benefits of Section 2.26 unless such Participant complies with Section 2.26(d) and (e) as though it were a Lender.

(iii)                          Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent required pursuant to Section 10.6(c) or to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)                              Any Lender may, without the consent of the Company or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e)                               The Company, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(f)                                Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Company or the Administrative Agent and without regard to the limitations set forth in Section 10.6(b).  Each of the Company, each Subsidiary Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

10.7                    Adjustments; Set-off; Revolver Allocation.  (a)  Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 8, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash in Dollars from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b)                              In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company or any Subsidiary Borrower, any such notice being expressly waived by the Company and each Subsidiary Borrower to the extent permitted by applicable law, upon all amounts owing hereunder becoming due and payable (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Company or such Subsidiary Borrower, as the case may be.  Each Lender agrees promptly to notify the Company and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

(c)                               In the case of the Revolving Lenders of any Class, at any time when a Notice of Acceleration is in effect, notwithstanding anything to the contrary contained in Section 2.24, each payment received by any Lender or any Applicable Administrative Agent pursuant to any Loan Document in respect of the Obligations of each Loan Party owing to any Revolving Lender of such Class or, in the case of any 2020 Revolving Lenders, any Issuing Lender (as to the Revolving Lenders of any Class, the “Revolving Obligations” of such Class), and each distribution made by any Applicable Administrative Agent pursuant to any Loan Document in respect of Revolving Obligations of such Class, shall be distributed to the Revolving Lenders of such Class pro rata in accordance with their respective CAM Percentages of such Class.  Any direct payment received by a Revolving Lender of any Class at any time when a Notice of Acceleration is in effect, including by way of set-off, in respect of the Revolving Obligations of such Class shall be paid over to the Applicable Administrative Agent for distribution to the Revolving Lenders of such Class in accordance with the provisions of the foregoing sentence.  In furtherance of the forgoing and in order to effect the allocation of payments and distributions provided for in this paragraph (c), on the date of each such payment or distribution, each

Revolving Lender of the applicable Class shall be deemed to have sold and purchased participations in the Revolving Obligations of such Class and the unfunded Revolving Commitments of such Class under each Revolving Facility of such Class such that, following such deemed exchange, each Revolving Lender of the applicable Class holds, directly or through its Applicable Lending Office, an interest in each one of the Revolving Loans of such Class and other extensions of credit under any Revolving Facility of such Class (including, in the case of 2020 Revolving Lenders, L/C Obligations), and in the unfunded Revolving Commitments of such Class under each Revolving Facility of such Class, equal to such Revolving Lender’s CAM Percentage of such Class on such date (the “CAM Exchange”). For purposes of calculating the appropriate amount to be exchanged in connection with the deemed exchange of interests pursuant to this paragraph, the interest in the Revolving Loans, L/C Obligations and other extensions of credit denominated in any currency other than Dollars shall be converted into the Dollar Equivalent thereof on the date of exchange.  Each Revolving Lender of any Class consents and agrees to the CAM Exchange in respect of such Class, and each Revolving Lender of any Class agrees that the CAM Exchange in respect of such Class shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Revolving Loans, L/C Obligations and other extensions of credit under any Revolving Facility, or in any Revolving Commitment hereunder.

10.8                    Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

10.9                    Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10            Integration.  This Agreement and the other Loan Documents represent the entire agreement of the Company, the Applicable Administrative Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Applicable Administrative Agents or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents (other than agreements between the Company and any Swingline Lender or any Issuing Lender contemplated by this Agreement and any Addendum executed and delivered on the Closing Date).

10.11            GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  For the purposes of Article 9, paragraph 2, of Brazilian Decree-Law No. 4,657, dated September 4, 1942, as amended, and for no other purpose whatsoever, the transactions contemplated hereby have been proposed by the Administrative Agent.

10.12            Submission to Jurisdiction; Waivers.  Each of the Applicable Administrative Agents, the Lenders, the Company and the Subsidiary Borrowers hereby irrevocably and unconditionally:

(a)                               submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)                              consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                               in the case of each Subsidiary Borrower, hereby irrevocably designates the Company (and the Company hereby irrevocably accepts such designation) as its agent to receive service of process in any such action or proceeding; and

(d)                              waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13            Judgment.  The obligations of the Company or any Subsidiary Borrower in respect of this Agreement and the other Loan Documents due to any party hereto shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such party is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in the judgment currency such party may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due under such judgment to such party in the original currency, the Company or such Subsidiary Borrower, as the case may be, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to any party to this Agreement, such party agrees to remit to the Company such excess.  The provisions of this Section 10.13 shall survive the termination of this Agreement and payment of the obligations of the Company and the Subsidiary Borrowers under this Agreement and the other Loan Documents.

10.14            Acknowledgements.  Each of the Company and the Subsidiary Borrowers hereby acknowledges that:

(a)                               it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)                              neither the Applicable Administrative Agents nor any Lender has any fiduciary relationship with or duty to the Company or any Subsidiary arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Applicable Administrative Agents and the Lenders, on one hand, and the Company or any Subsidiary, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)                               no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Company or any Subsidiary and the Lenders.

10.15            Releases of Guarantees.  (a)  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take, and the Administrative Agent hereby agrees to take promptly, any action requested by the Company having the effect of releasing, or evidencing the release of, any Guarantee Obligations to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1.

(b)                              [Reserved.]

(c)                               [Reserved.]

(d)                              [Reserved.]

(e)                               Immediately upon the occurrence of any Guarantee Release Date, the New Guarantee and all obligations (other than as expressly provided therein) of each Guaranteed Party and each New Guarantor thereunder shall terminate, all without delivery of any instrument or performance of any act by any party. In connection with any such termination, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take, and the Administrative Agent hereby agrees to take promptly, any action reasonably requested by the Company having the effect of releasing, or evidencing the release of, the obligations of any New Guarantor under the New Guarantee.

10.16            Confidentiality.  Each of the Applicable Administrative Agents and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party, the Applicable Administrative Agents or any Lender pursuant to or in connection with this Agreement; provided that nothing herein shall prevent the Applicable Administrative Agents or any Lender from disclosing any such information (a) to the Applicable Administrative Agents, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section (or other provisions at least as restrictive as this Section), to any actual or prospective Transferee or any pledgee referred to in Section 10.6(d) or any direct or indirect contractual counterparty (or the professional advisors thereto) to any swap or derivative transaction relating to the Company and its obligations, (c) to its employees, directors, trustees, agents, attorneys, accountants and other professional advisors or those of any of its affiliates for performing the purposes of a Loan Document, (d) upon the request or demand of any Governmental Authority or regulatory agency (including self-regulated agencies), (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, after notice to the Company if reasonably feasible, (f) if requested or required to do so in connection with any litigation or similar proceeding, after notice to the Company if reasonably feasible, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

10.17            WAIVERS OF JURY TRIAL.  THE COMPANY, EACH SUBSIDIARY BORROWER, THE APPLICABLE ADMINISTRATIVE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.18            USA Patriot Act.  Each Lender hereby notifies the Company and each Subsidiary Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA Patriot Act”), it is required to obtain, verify and record information that identifies the Company and each Subsidiary Borrower, which information includes the name and address of the Company and each Subsidiary Borrower and other information that will allow such Lender to identify the Company and each Subsidiary Borrower in accordance with the USA Patriot Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FORD MOTOR COMPANY

By:
Name:
Title:

FORD MOTOR CREDIT COMPANY LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title: